[INSIGHT INVESTMENT MANAGEMENT LETTERHEAD]

                       GREAT HALL NATIONAL TAX-EXEMPT FUND
                              60 SOUTH SIXTH STREET
                        MINNEAPOLIS, MINNESOTA 55402-4422

                                                                 October 4, 1996

Dear Shareholder:

     You are cordially invited to attend a Special Meeting of Shareholders of Great Hall National Tax-Exempt Fund ("Great Hall Fund"), a series of Great Hall Investment Funds, Inc. ("Great Hall Investment Funds") to be held on November 6, 1996 at 8:30 a.m., Central Time, at the offices of Great Hall Investment Funds, 10th Floor, Auditorium, 60 South Sixth Street, Minneapolis, Minnesota 55402, for the purpose of considering and voting upon a proposed Agreement and Plan of Reorganization (the "Plan") for Great Hall Fund.

     If the Plan is approved by the shareholders of Great Hall Fund, all or substantially all of the assets and certain stated and identified liabilities of Great Hall Fund will be exchanged for shares of Voyageur National High Yield Municipal Bond Fund ("Voyageur Fund") having an aggregate net asset value equal to the value of Great Hall Fund's aggregate net assets transferred to Voyageur Fund. In the reorganization, you will receive Class A shares of Voyageur Fund having a net asset value equal to the value of your Great Hall Fund shares.

     Voyageur Fund is a newly formed series of Voyageur Mutual Funds, Inc. ("Voyageur Mutual Funds"), an open-end management investment company located in Minneapolis, Minnesota. Voyageur Fund Managers, Inc. ("VFM") acts as the investment adviser to Voyageur Fund. As of June30, 1996, VFM served as the investment adviser to 6 closed-end and 10 open-end funds (comprised of 33 separate investment portfolios), administered numerous private accounts and, together with its affiliates, managed approximately $11.5 billion in assets.

     The investment objectives of Great Hall Fund and Voyageur Fund are similar in that both seek a high level of current income exempt from federal income tax by investing primarily in medium- and lower-grade municipal securities. Shareholders should carefully consider, however, both the similarities and the differences (including the differences that Voyageur Fund may invest to a greater extent than Great Hall Fund in securities subject to alternative minimum tax and also may invest in certain Derivative Municipal Obligations, as defined herein) between the investment objectives, policies and restrictions of the two Funds. These similarities and differences, as well as other important information concerning the proposed combination of the Funds, are described in detail in the Prospectus/Proxy Statement, which you are encouraged to review carefully.

     YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOUR APPROVAL OF THE PLAN. The Board has recognized that the strategy of Great Hall Fund's distributors of promoting predominantly externally managed retail mutual funds (exclusive of Great Hall money market funds) could in the long term cause Great Hall Fund's size to decrease and thereby make the objective of providing competitive investment returns increasingly difficult to achieve. The Board therefore has determined that a transfer of Great Hall Fund to another investment firm would be in the Fund's best interests. The Board has further determined that VFM is an organization with strong professional credentials and with business strategies that are consistent in all material respects with the Fund's long term best interests.

     Approval of the Plan will require the affirmative vote of the holders of a majority of the outstanding shares of Great Hall Fund. We urge you to take the time to consider this important matter and vote now. Whether or not you expect to attend the meeting, please sign and promptly return the enclosed proxy in the enclosed postage-prepaid envelope. Your prompt response will insure that your shares are counted at the meeting.

                                        Sincerely,

                                        J. Scott Spiker
                                        Chief Executive
                                        Officer of Great Hall Investment
                                        Funds, Inc.


                       GREAT HALL NATIONAL TAX-EXEMPT FUND
                         A SEPARATELY MANAGED SERIES OF
                        GREAT HALL INVESTMENT FUNDS, INC.
                              60 SOUTH SIXTH STREET
                          MINNEAPOLIS, MINNESOTA 55402

                    =========================================
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD NOVEMBER 6, 1996
                    =========================================




                                                                 October 4, 1996

To the Shareholders of Great Hall National Tax-Exempt Fund:

     NOTICE IS HEREBY GIVEN that a special meeting of shareholders of Great Hall National Tax-Exempt Fund ("Great Hall Fund"), a separately managed series of Great Hall Investment Funds, Inc. ("Great Hall Investment Funds"), will be held at 8:30 a.m., Central time, on November 6, 1996, at the offices of Great Hall Investment Funds, Inc., 10th Floor Auditorium, 60 South Sixth Street, Minneapolis, Minnesota 55402. The purpose of the special meeting is as follows:

     1. To consider and vote on a proposed Agreement and Plan of Reorganization (the "Plan") providing for (a) the acquisition of all or substantially all of the assets and the assumption of certain stated and identified liabilities of Great Hall Fund by Voyageur National High Yield Municipal Bond Fund, ("Voyageur Fund"), a newly formed, separately managed series of Voyageur Mutual Funds, Inc. ("Voyageur Mutual Funds"), in exchange for Class A common shares of Voyageur Fund having an aggregate net asset value equal to the aggregate value of the assets acquired (less liabilities assumed) of Great Hall Fund and (b) the liquidation of Great Hall Fund and the pro rata distribution of Voyageur Fund shares to Great Hall Fund shareholders. Under the Plan, Great Hall Fund shareholders will receive Voyageur Fund Class A shares, having a net asset value equal as of the effective time of the Plan to the net asset value of their Great Hall Fund shares. A vote in favor of the Plan will be considered a vote in favor of an amendment to the articles of incorporation of Great Hall Investment Funds required to effect the reorganization contemplated by the Plan.

     2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

     Even if Great Hall Fund shareholders vote to approve the Plan, consummation of the Plan is subject to certain other conditions. See "Information About the Reorganization--Plan of Reorganization" in the attached Prospectus/ Proxy Statement. GREAT HALL FUND SHAREHOLDERS WILL NOT BEAR COSTS DIRECTLY RELATED TO THE REORGANIZATION.

     THE  BOARD  OF  DIRECTORS  OF  GREAT  HALL  INVESTMENT  FUNDS   UNANIMOUSLY
RECOMMENDS APPROVAL OF THE PLAN.

     The close of business on September 20, 1996 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE RESPECTFULLY ASK FOR YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY. If you are present at the meeting, you may then revoke your proxy and vote in person, as explained in the Prospectus/Proxy Statement in the section entitled "Voting Information."

                                        By Order of the Board of Directors,

                                        Matthew L. Thompson
                                        SECRETARY


                           PROSPECTUS/PROXY STATEMENT
                              DATED OCTOBER 4, 1996

                          ACQUISITION OF THE ASSETS OF

                       GREAT HALL NATIONAL TAX-EXEMPT FUND
                         A SEPARATELY MANAGED SERIES OF
                        GREAT HALL INVESTMENT FUNDS, INC.
                              60 SOUTH SIXTH STREET
                          MINNEAPOLIS, MINNESOTA 55402

                        BY AND IN EXCHANGE FOR SHARES OF

                VOYAGEUR NATIONAL HIGH YIELD MUNICIPAL BOND FUND
                  A NEWLY FORMED, SEPARATELY MANAGED SERIES OF
                           VOYAGEUR MUTUAL FUNDS, INC.
                       90 SOUTH SEVENTH STREET, SUITE 4400
                          MINNEAPOLIS, MINNESOTA 55402
                                 (800-553-2143)

     This Prospectus/Proxy Statement is being furnished to the shareholders of Great Hall National Tax-Exempt Fund ("Great Hall Fund"), a separately managed series of Great Hall Investment Funds, Inc. ("Great Hall Investment Funds"), in connection with a special meeting (the "Meeting") of the shareholders of Great Hall Fund to be held at the offices of Great Hall Investment Funds, 60 South Sixth Street, Minneapolis, Minnesota, on November 6, 1996, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. This Prospectus/Proxy Statement is first being mailed to shareholders of Great Hall Fund on or about October 4, 1996. Information concerning the voting rights of each Great Hall Fund shareholder is set forth under "Voting Information" below. Representatives of Insight Investment Management ("Insight"), a division of IFG Asset Management Services, Inc., the investment adviser and manager of Great Hall Fund, or of its affiliates, may, without cost to Great Hall Fund, solicit proxies for management of Great Hall Fund by means of mail, telephone, or personal calls. All costs of the solicitation will be borne by Voyageur Fund Managers, Inc. ("VFM") as described under "Information About the Reorganization--Plan of Reorganization" below. In addition, the services of a third-party proxy solicitation firm may be utilized, with such firm's expenses borne by VFM. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending proxy soliciting materials on behalf of the Board of Directors to their principals.

     As set forth in the Notice of Special Meeting of Shareholders, this Prospectus/Proxy Statement relates to a proposed Agreement and Plan of Reorganization (the "Plan") providing for (a)the acquisition of all or substantially all of the assets and the assumption of certain stated and identified liabilities of Great Hall Fund by Voyageur National High Yield Municipal Bond Fund ("Voyageur Fund"), a series of Voyageur Mutual Funds, Inc. ("Voyageur Mutual Funds"), in exchange for Class A common shares of Voyageur Fund having an aggregate net asset value equal to the aggregate value of the assets acquired (less liabilities assumed) of Great Hall Fund, and (b) the liquidation of Great Hall Fund and the pro rata distribution of its holdings of Voyageur Fund shares to Great Hall Fund shareholders. Great Hall Fund and Voyageur Fund are sometimes referred to herein, individually, as a "Fund," or together, as the "Funds." A vote in favor of the Plan will be considered a vote in favor of an amendment to the articles of incorporation of Great Hall Investment Funds required to effect the reorganization contemplated by the Plan.

     This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about the proposed Plan and Reorganization and about Voyageur Fund and its affiliates that each Great Hall Fund shareholder should know prior to voting on the proposed Plan and Reorganization. A Statement of Additional Information dated October 4, 1996 relating to this Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus/Proxy Statement. Copies of the Statement of Additional Information and of the other documents incorporated by reference into this Prospectus/Proxy Statement or into the Statement of Additional Information are available without charge as noted under "Incorporation by Reference" below.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
       EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
           SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
               COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
                   THIS PROSPECTUS. ANY REPRESENTATION TO THE
                         CONTRARY IS A CRIMINAL OFFENSE.

     As a result of the transactions contemplated by the Plan (collectively, the "Reorganization"), each shareholder of Great Hall Fund will receive Voyageur Fund Class A shares having a net asset value equal as of the effective time of the Plan to the net asset value of their Great Hall Fund shares. The Reorganization is being structured as a tax-free reorganization so that no income, gain or loss will be recognized by Great Hall Fund or its shareholders as a result thereof (except that Great Hall Fund may make a distribution immediately prior to the Reorganization of all of its current year net tax-exempt income, ordinary taxable income and net realized capital gains, if any, not previously distributed, and any portion of this distribution which does not constitute an exempt-interest dividend will be taxable to Great Hall Fund shareholders subject to taxation). The shareholders of Great Hall Fund are being asked to vote on the proposed Plan and Reorganization at the Meeting.

     In addition to the approval of the Plan and Reorganization by Great Hall Fund shareholders, the consummation of the Reorganization is subject to certain other conditions. See "Information About the Reorganization--Plan of Reorganization."

     Voyageur Fund is a newly formed series of the Voyageur Mutual Funds, Inc., an open-end management investment company which offers its shares in multiple series. The investment objective of Voyageur Fund is to seek a high level of current income exempt from federal income tax primarily through investment in a portfolio of medium- and lower-grade Municipal Obligations. The Fund will attempt to invest 100% (and as a matter of fundamental policy during normal circumstances will invest at least 80%) of the value of net assets in securities the interest on which is exempt from regular federal tax. Voyageur Fund may invest without limit in securities that generate interest that is an item of tax preference for purposes of federal alternative minimum tax ("AMT"). The investment objectives, policies and restrictions of both Funds are described and compared below under "Comparison of Investment Objectives, Policies and Restrictions."

                           INCORPORATION BY REFERENCE

     The document listed in item 1 below, which has been filed with the Securities and Exchange Commission (the "Commission"), is incorporated in this Prospectus/Proxy Statement by reference to the extent noted below. A Statement of Additional Information dated October 4, 1996 relating to this Prospectus/Proxy Statement (the "Statement of Additional Information") has been filed with the Commission and is also incorporated by reference into this Prospectus/ Proxy Statement. A copy of the Statement of Additional Information, and of each of the documents listed below is available upon request and without charge by writing to Voyageur Fund at 90 South Seventh Street, Suite 4400, Minneapolis, Minnesota 55402, or by calling (800) 553-2143. The documents listed in items 2 and 3 below are incorporated by reference into the Statement of Additional Information and such items will be provided with any copy of the Statement of Additional Information which is requested. Any documents requested will be sent within one business day of receipt of the request by first class mail or other means designed to ensure equally prompt delivery.

     1. The Prospectus dated December1, 1995 as supplemented August 28, 1996 of Great Hall Fund is incorporated in this Prospectus/Proxy Statement in its entirety by reference.

     2. The Statement of Additional Information dated December 1, 1995 of Great Hall Fund is incorporated by reference in its entirety in the Statement of Additional Information relating to this Prospectus/Proxy Statement.

     3. The audited Annual Report of Great Hall Fund for the fiscal year ended July31, 1996 is incorporated by reference in its entirety in the Statement of Additional Information relating to this Prospectus/Proxy Statement.

Also accompanying and attached to this Prospectus/Proxy Statement as Appendix A is a copy of the Plan for the proposed Reorganization.

                                     SUMMARY

     THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE ADDITIONAL INFORMATION CONTAINED ELSEWHERE IN THIS PROSPECTUS/PROXY STATEMENT AND THE APPENDICES HERETO AND IN THE DOCUMENTS INCORPORATED BY REFERENCE HEREIN, AND BY REFERENCE TO THE PLAN, A COPY OF WHICH IS ATTACHED TO THIS PROSPECTUS/PROXY
STATEMENT  AS  APPENDIX  A.  GREAT  HALL FUND  SHAREHOLDERS  SHOULD  REVIEW  THE
ACCOMPANYING DOCUMENTS CAREFULLY IN CONNECTION WITH THEIR REVIEW OF THIS PROSPECTUS/PROXY STATEMENT.

PROPOSED REORGANIZATION

     The Plan provides for (a) the acquisition of all or substantially all of the assets and the assumption of certain stated and identified liabilities of Great Hall Fund by Voyageur Fund in exchange for Class A common shares of Voyageur Fund having an aggregate net asset value equal to the aggregate value of the assets acquired (less liabilities assumed) of Great Hall Fund and (b) the liquidation of Great Hall Fund and the pro rata distribution of its holdings of Voyageur Fund shares to Great Hall Fund shareholders as of the effective time of the Reorganization (the close of normal trading on the New York Stock Exchange, currently 4:00 p.m. Eastern Time, on the first day upon which the conditions to closing shall have been satisfied, or such later date as provided for in the
Plan) (such time and date, the "Effective Time"). As a result of the Reorganization, each shareholder of Great Hall Fund will receive Voyageur Fund Class A shares with an aggregate net asset value equal to the aggregate net asset value of the shareholder's Great Hall Fund shares as of the Effective Time. GREAT HALL FUND SHAREHOLDERS WILL NOT BEAR COSTS DIRECTLY RELATED TO THE REORGANIZATION. See "Information About the Reorganization."

     The Board of Directors of Great Hall Investment Funds, including all of the directors who are not "interested persons," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of Great Hall Investment Funds, has unanimously determined that the Reorganization would be in the best interests of Great Hall Fund and its shareholders and therefore has approved and submitted the Plan for approval by Great Hall Fund shareholders. The Board has recognized that the strategy of Great Hall Fund's distributors of promoting predominantly externally managed retail mutual funds (exclusive of Great Hall money market funds) could in the long term cause Great Hall Fund's size to decrease and thereby make the objective of providing competitive investment returns increasingly difficult to achieve. The Board therefore has determined that a transfer of Great Hall Fund to another investment firm would be in the Fund's best interests. The Board has further determined that VFM is an organization with strong professional credentials and with business strategies that are consistent in all materials respects with the Fund's long term best interests. For a more detailed discussion of the Board's reasons for approving the Reorganization, see "Information About the Reorganization--Reasons for the Reorganization."

     The Board of Directors of Voyageur Mutual Funds, Inc. (the "Voyageur Board of Directors") has also approved the Reorganization on behalf of Voyageur Fund.

     Approval of the Plan and Reorganization will require the affirmative vote of a majority of the outstanding shares of Great Hall Fund.

TAX CONSEQUENCES

     Prior to completion of the Reorganization, Great Hall Fund will have received from Dorsey & Whitney LLP, counsel to Voyageur Fund, an opinion that, upon the Reorganization, no gain or loss will be recognized by Great Hall Fund or its shareholders for federal income tax purposes. The holding period and aggregate tax basis of Voyageur Fund shares that are received by each Great Hall Fund shareholder will be the same as the holding period and aggregate tax basis of Great Hall Fund shares previously held by such shareholders. In addition, the holding period and tax basis of the assets of Great Hall Fund in the hands of Voyageur Fund as a result of the Reorganization will be the same as in the hands of Great Hall Fund immediately prior to the Reorganization. See "Information About the Reorganization--Federal Income Tax Consequences."

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

     Great Hall Fund and Voyageur Fund are both non-diversified, open-end investment company series with investment objectives which are substantially the same.

     o The investment objective of Great Hall Fund is to maximize current income exempt from federal income tax through investments primarily in medium- and lower-grade municipal obligations.

     o The investment objective of Voyageur Fund is to seek a high level of current income exempt from federal income taxes through investment in a portfolio of medium- and lower-grade Municipal Obligations.

     The investment policies of Great Hall Fund and Voyageur Fund are similar but not identical.

     o Great Hall Fund as a matter of fundamental policy during normal circumstances attempts to invest no more than 20% of the value of its net assets in securities the interest on which is an item of tax preference for purposes of the federal alternative minimum tax ("AMT"). Voyageur Fund may invest without limit in such securities. See "Principal Risk Factors--Differences in Investment Risks--Alternative Minimum Tax."

     o The Funds invest in medium- and lower-grade Municipal Obligations. Medium-grade Municipal Obligations are rated A or Baa, MIG-2 or Prime-2 by Moody's Investors Service, Inc. ("Moody's"), or A or BBB, SP-2 or A-2 by Standard & Poor's Ratings Group ("S&P"), A or BBB or F-2 by Fitch Investors Service, L.P. ("Fitch"), or, if unrated, are considered by the Fund's adviser to be of comparable quality. Baa and BBB rated securities are regarded as having some speculative characteristics. Medium-grade municipal obligations are generally regarded as having adequate but not outstanding capacity to pay interest and repay principal. Lower-grade municipal obligations are rated Ba or B, MIG-3 or Prime-3 by Moody's, BB or B, SP-3 or A-3 by
          S&P, BB or B, or F-3 by Fitch or if unrated, are considered by the Fund's adviser to be of comparable quality.

          Great Hall Fund invests in securities with ratings below Ba or BB only when Insight believes the rating does not accurately reflect the actual quality of the issuer's credit. As a non-fundamental policy, Great Hall Fund will not invest more than 5% of its total assets in municipal obligations rated below Ba or BB, or more than 35% of its total assets in municipal obligations rated below Baa or BBB, or, if unrated, having credit characteristics that are considered by Insight, in accordance with policies established by the Great Hall Board, to be of comparable quality.

          Voyageur Fund will invest at least 65% of its total assets, except under abnormal market or economic situations, in medium- and lower-grade Municipal Obligations rated, at the time of investment, between BBB and B- (inclusive) by S&P, Baa and B3 (inclusive) by Moody's, and BBB and B- (inclusive) by Fitch Investors Service, LP ("Fitch"), and Municipal Obligations determined by VFM to be of comparable quality. Lower-grade obligations generally are regarded as high risk securities and are highly speculative. See "Principal Risk Factors--Differences in Investment Risks--Higher Proportion of Total Assets in Lower Quality Municipal Obligations."

     o Voyageur Fund may enter into reverse repurchase agreements, may write (i.e., sell) covered put and call options and purchase put and call options on the securities in which it may invest and on indices of securities in which it may invest, may enter into futures contracts, may purchase and sell options on futures transactions and may purchase and sell Derivative Municipal Obligations. Great Hall Fund may not enter into such transactions. See "Principal Risk Factors--Differences in Investment Risks--Derivative Municipal Obligations" and "--Options."

     o In normal market conditions, Great Hall Fund has and Voyageur Fund intends to generally invest its assets in Municipal Obligations. As used in this Prospectus/Proxy Statement, the term "Municipal Obligations" refers to debt obligations issued by or on behalf of a state or territory or its agencies, instrumentalities, municipalities and political subdivisions including, with respect to Voyageur Fund only, Derivative Municipal Obligations.

     o Great Hall Fund has and Voyageur Fund intends to attempt to invest 100% (and as a matter of fundamental policy during normal circumstances at least 80%) of the value of net assets in securities the interest on which is exempt from regular federal tax.

     o Under normal market conditions, it is expected that the average maturity of Great Hall Fund will generally range from 17 to 22 years and possibly in excess of 22 years. Voyageur Fund expects the weighted average maturity of its investment portfolio will be approximately 15 to 25 years.

     o Both Funds may borrow money from banks for temporary or emergency purposes (in an amount equal to 20% of total assets for Voyageur Fund and 5% of total assets for Great Hall Fund). In addition, Voyageur Fund may engage in reverse repurchase agreements with banks and securities dealers with respect to not more than 10% of its total assets. Reverse repurchase agreements may be used as a means of borrowing for investment purposes. Because Voyageur Fund will, at the time it enters into a reverse repurchase agreement, segregate cash, U.S. Government securities or other liquid high-grade debt obligations having a value sufficient to make payments for the securities to be repurchased, reverse repurchase agreements will not be considered borrowings for purposes of the aforementioned 20% limitation on borrowing.

     The Funds' investment objectives, policies and restrictions are described and compared in further detail herein under "Comparison of Investment Objectives, Policies and Restrictions." The Annual Report of Great Hall Investment Funds for the fiscal year ended July31, 1996, referred to on the cover page hereof under "Incorporation by Reference," provides information concerning the composition of Great Hall Fund's assets at such date.

FEES AND EXPENSES

     GREAT HALL FUND EXPENSES. Insight serves as investment adviser of Great Hall Fund pursuant to an Investment Advisory Agreement. For Insight's services under such Agreement, Great Hall Fund is obligated to pay Insight a monthly fee at an annual rate of .50% of the Fund's average daily net assets.

     Dain Bosworth Incorporated and Rauscher Pierce Refsnes, Inc. (the "Co-Distributors") serve as the exclusive distributors of the shares of Great Hall Fund pursuant to a Co-Distributor Agreement with Great Hall Investment Funds. Under the Agreement, the Co-Distributors retain the sales charges, if any, paid by Great Hall Fund shareholders in connection with their purchases of Fund shares. In addition, Great Hall Fund has adopted pursuant to Rule 12b-1 under the 1940 Act a distribution plan pertaining to its shares (the "Distribution Plan"). Great Hall Fund's Distribution Plan provides that the Co-Distributors are entitled to fees at the annual rate of up to .30% of the average daily net assets attributable to Great Hall Fund's shares. The Co-Distributors and Great Hall Fund have agreed to voluntarily limit 12b-1 fees to .20% per year of the Fund's average daily net assets and to use such fees only in connection with the provisions of services to existing Great Hall Fund shareholders. This expense limitation may be terminated at any time.

     Rodney Square  Management  Corporation  is the transfer  agent and dividend
paying  agent  for  Great  Hall  Fund  and  provides  certain   shareholder  and
shareholder-related services.

     VOYAGEUR FUND EXPENSES. Voyageur Fund Managers, Inc. ("VFM") has been retained under an Investment Advisory Agreement to act as Voyageur Fund's investment adviser. Voyageur Fund pays VFM a monthly investment advisory and management fee equivalent on an annual basis to 0.65% of the Fund's average daily net assets. VFM has agreed to waive fees such that the investment advisory fee will not exceed 0.50% through December 31, 1998.

     VFM also acts as Voyageur Fund's dividend disbursing, transfer, administrative and accounting services agent pursuant to an Administrative Services Agreement. Under the Agreement, Voyageur Fund pays VFM a monthly fee based upon the Fund's average daily net assets and the number of shareholder accounts then existing. This fee is equal to the sum of (a) $1.33 per shareholder account per month, (b) $1,000 to $1,500 per month based on the average daily net assets of the Fund and (c)a percentage of average daily net assets which ranges from 0.02% to 0.11% based on the average daily net assets of the Fund. This fee is in addition to investment advisory fees payable under the Voyageur Advisory Agreement.

     Voyageur Fund Distributors, Inc. ("VFD"), an affiliate of VFM, acts as the principal distributor of Voyageur Fund's shares pursuant to a Distribution Agreement with Voyageur Fund. Under the Distribution Agreement, VFD retains the sales charges, if any, paid by Voyageur Fund Class A shareholders in connection with their purchases of Fund shares and is entitled to deduct a contingent deferred sales charge on the redemption of certain Class A shares initially sold without a sales charge. In addition, Voyageur Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act. Pursuant to this Plan, Voyageur Fund pays VFD a Rule 12b-1 fee at an annual rate of .25% of the Fund's average daily net assets attributable to Class A shares for servicing of shareholder accounts and distribution related services.

     VFM has undertaken to limit total Voyageur Fund expenses, including Rule 12b-1 fees, to .85% of average daily net assets for Class A shares. This expense limitation may be terminated or revised at any time after December 31, 1998. In addition, VFM is contractually obligated to pay the operating expenses of Voyageur Fund (excluding interest, taxes, brokerage fees and commissions, and Rule 12b-1 fees) which exceed 1% of the Fund's average daily net assets on an annual basis, provided that payments made by VFM as a result of such contractual obligation shall not exceed VFM's investment advisory and management fee.

     For additional information on the management of Voyageur Fund, including information on VFM and VFD, portfolio management, the Fund's Plan of Distribution, Fund expenses and portfolio transactions, see "Voyageur Fund Management and General Information" in Appendix C hereto.

COMPARISON OF FEES AND EXPENSES

     The following tables are intended to assist Great Hall Fund shareholders in understanding the various costs and expenses (expressed as a percentage of average net assets) (a) that such shareholders currently bear as Great Hall Fund shareholders (under the "Great Hall Fund" column) and (b) that such shareholders can expect to bear on an estimated basis as Voyageur Fund shareholders after the Reorganization is consummated (under the "Voyageur Fund" column). THE EXAMPLES SET FORTH BELOW SHOULD NOT BE CONSIDERED REPRESENTATIONS OF PAST OR FUTURE EXPENSES OR PERFORMANCE, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The following tables are based on Great Hall Fund expenses for the fiscal year ended July31, 1996 and Voyageur Fund estimated annualized expenses for the fiscal year ending December31, 1996, assuming consummation of the Reorganization.

                                              GREAT HALL FUND SHARES AND
                                    VOYAGEUR FUND CLASS A SHARES FEES AND EXPENSES

                                                                                                        VOYAGEUR FUND
                                                                                     GREAT HALL            CLASS A
                                                                                        FUND            PRO FORMA (1)

         SHAREHOLDER TRANSACTION EXPENSES
         Maximum Sales Charge Imposed on Purchases (as a
              percentage of offering price).........................................      4.50%              3.75%
         Maximum Deferred Sales Charge (2)..........................................      1.00%              1.00%
         Other Redemption Fees......................................................       None               None

         ANNUAL FUND OPERATING EXPENSES (AS A % OF AVERAGE NET ASSETS)
         Management Fees (After Fee Waiver for Voyageur Fund) (3)...................      0.50%              0.50%
         Rule 12b-1 Fees (After Fee Waiver for Great Hall Fund) (3).................      0.20%              0.25%
         Other Expenses (After Expense Reimbursement for Voyageur Fund) (3).........      0.15%              0.10%
                                                                                          -----              -----
         Total Fund Operating Expenses (After Fee Waivers and Expense
            Reimbursements) (3).....................................................      0.85%              0.85%

         TOTAL FUND OPERATING EXPENSES WITHOUT
              VOLUNTARY WAIVERS AND REIMBURSEMENTs (3)..............................      0.96%              1.15%

EXAMPLE (4)
You would pay the following expenses on a $1,000 investment over various time periods assuming: (1) 5% annual return; and (2) redemption at the end of each time period:


         1 year.....................................................................        $53                $46
         3 years....................................................................        $71                $64
         5 years....................................................................        $90
         10 years...................................................................       $145

(1) Voyageur Fund numbers are based on VFM's undertaking to limit Voyageur Fund's Total Operating Expenses for Class A shares to .85% of average daily net assets through the fiscal year ending December31, 1998.

(2) For both Funds, a contingent deferred sales charge may apply to the redemption of Class A shares that are purchased without an initial sales charge. See "Purchase, Exchange and Redemption Procedures" below.

(3) Total Fund Operating Expenses for each Fund reflect expense limitations discussed herein. Insight voluntarily limits 12b-1 Fees for Great Hall Fund's shares to .20% of the Fund's average daily net assets attributable to such shares. Without expense reimbursements, 12b-1 Fees would have been .30% per year of its average daily assets, and Total Fund Operating Expenses would have been .96% of average daily net assets. VFM believes that without fee waivers and expense reimbursements, Management Fees for Voyageur Fund Class A shares would be .65% of average daily net assets, Rule 12b-1 Fees for Voyageur Fund ClassA shares would be .25% of average daily net assets, Other Expenses would be .25% of average daily net assets, and Total Fund Operating Expenses would be 1.15% of average daily net assets.

(4) Assumes deduction of the maximum initial sales charge at the time of purchase (4.50% for Great Hall Fund and 3.75% for Voyageur Fund) and no deduction of a contingent deferred sales charge at the time of redemption. The example is based upon Total Fund Operating Expenses after voluntary expense waivers and reimbursements.

PURCHASE, EXCHANGE AND REDEMPTION PROCEDURES

     PURCHASES OF SHARES. Shares of both Great Hall Fund and Voyageur Fund Class A may be purchased at a public offering price equal to their net asset value per share plus a sales charge. The maximum sales charge for Great Hall Fund is 4.50% of the public offering price for investments of less than $100,000. For Voyageur Fund, the maximum sales charge is 3.75% of the public offering price for investments of less than $50,000. For each Fund, the sales charge is reduced on a graduated scale for larger purchases. Purchases of $1,000,000 or more for Voyageur Fund and Great Hall Fund are not subject to an initial sales charge. However, shares of either Fund relating to such $1,000,000 purchases redeemed during the two years after purchase are subject to a 1.00% contingent deferred sales charge ("CDSC"). The holding period of Great Hall Fund shareholders who purchased without initial sales charges because of the $1,000,000 waiver will count toward determination of applicability of Voyageur Fund's CDSC following the Reorganization. Shares of Great Hall Fund are subject to a Rule 12b-1 fee payable at an annual rate of .20% of the Fund's average daily net assets. Voyageur Fund ClassA shares are subject to a Rule 12b-1 fee payable at an annual rate of .25% of the Fund's average daily net assets attributable to such shares.

     Voyageur Fund also offers Class B and Class C shares, which Great Hall Fund does not offer. For additional information on the purchase of Voyageur Fund and Great Hall Fund shares, see "How to Purchase Shares" in Appendix D hereto, and "How to Invest," beginning on page 16 of the Great Hall Fund prospectus incorporated herein by reference.

     PURCHASES AT REDUCED OR NO SALES CHARGE. For the shares of Great Hall Fund and Voyageur Fund Class A, various persons, entities and groups may qualify for reduced sales charges, or for purchases at net asset value without a sales charge. Following the Reorganization, current Great Hall Fund shareholders (as holders of Voyageur Fund shares) will be entitled to such Special Purchase Plans and other purchase privileges as are set forth in the accompanying prospectus of Voyageur Fund. These purchase plans and privileges differ in certain respects from those currently offered by Great Hall Fund. See "How to Purchase Shares--Class A Shares--Front End Sales Charge Alternative" in Appendix D hereto and "How to Invest--Reduced Sales Charges" beginning on page 17 of the Great Hall Fund prospectus incorporated herein by reference. Additionally, Class A shares of Voyageur Fund will be offered at net asset value, without the imposition of a sales charge, to shareholder accounts which were in existence and entitled to purchase shares of Great Hall Fund without a sales charge as of the Effective Time.

     REDEMPTION. Shareholders of each Fund may redeem their shares, in whole or in part, on any business day. All redemptions are made at the net asset value next determined after a redemption request has been received in good order. As discussed above, a contingent deferred shales charge may apply to redemptions of certain Class A shares initially purchased without a sales charge. For additional information on redemption of shares, see "How to Sell Shares," in Appendix D hereto, and "How to Redeem Shares," beginning on page 18 of the Great Hall Fund prospectus incorporated herein by reference.

     EXCHANGE PRIVILEGES. Shares of Voyageur Fund may be exchanged for shares of the same class of other funds advised by VFM ("Voyageur Complex Funds"). These exchange privileges are further explained in Appendix D hereto under the heading "Exchange Privilege."

DIVIDENDS AND DISTRIBUTIONS

     Each Fund declares dividends from net investment income on each day it is open for business and pays such distributions monthly. Net realized long-term capital gains, if any, are declared and distributed by each Fund annually.

     For each Fund, dividends and capital gains distributions are reinvested in additional shares of the same class unless a shareholder elects otherwise.

CAPITAL SHARES; SHAREHOLDER VOTING RIGHTS

     All Great Hall Fund shares are the same class and freely transferable. Each share has equal dividend rights and is entitled to one vote at all shareholder meetings. Voyageur Fund will offer Class A, Class B and Class C shares. Each class of shares of Voyageur Fund represents an interest in the same portfolio of investments of Voyageur Fund and has identical voting, dividend, liquidation, and other rights on the same terms and conditions except that expenses related to the distribution of a class of shares are borne solely by such class and that each class of the Fund's shares has exclusive voting rights with respect to provisions of Fund's Rule 12b-1 plan which pertain to that particular class or when a class vote is required by the 1940 Act.

     Voyageur Fund intends to obtain an opinion from its independent auditors or apply for a ruling from the Internal Revenue Service ("IRS") to the effect that distributions paid with respect to the different classes of shares of Voyageur Fund will not constitute "preferential dividends" within the meaning of Section 562(c) of the Internal Revenue Code of 1986, as amended (the "Code"), and that all such distributions will therefore qualify for the "dividends paid deduction" under Sections 561 and 852(b)(2)(D) of the Code. In 1994, the IRS issued the same rulings to several other funds managed by VFM that included classes with terms substantially similar to those of the classes of Voyageur Fund. Voyageur Fund expects to receive the requested opinion or ruling, although there can be no assurance that this will be the case.

                             PRINCIPAL RISK FACTORS

DIFFERENCES IN INVESTMENT RISKS

     As discussed below, there are certain differences in the investment risks associated with investments in Voyageur Fund and Great Hall Fund that should be considered carefully by Great Hall Fund shareholders.

     HIGHER PROPORTION OF TOTAL ASSETS IN LOWER QUALITY MUNICIPAL OBLIGATIONS. A higher proportion of the total assets of Voyageur Fund may be subject to a greater degree of credit risk than Great Hall Fund. Each Fund invests in medium- and lower-grade municipal obligations. Voyageur Fund will invest at least 65% of its total assets, in normal circumstances, in medium- and lower-grade Municipal Obligations rated, at the time of investment, between BBB and B- (inclusive) by S&P, Baa and B3 (inclusive) by Moody's, or BBB and B- (inclusive) by Fitch, or Municipal Obligations determined by VFM to be of comparable quality. As a non-fundamental policy, Great Hall Fund will not invest more than 5% of its total assets in municipal obligations rated below Ba or BB, or more than 35% of its total assets in municipal obligations rated below Baa or BBB, or, if unrated, having credit characteristics that are considered by Insight, in accordance with policies established by the Great Hall Board, to be of comparable quality. Consequently, while Great Hall Fund can invest no more than 35% of its assets in municipal obligations rated between BBB and B- (inclusive) by S&P, Baa and B3 (inclusive) by Moody's, or BBB and B- (inclusive) by Fitch, Voyageur Fund may invest without limit in Municipal Obligations with such ratings.

     Investment in such lower-grade tax-exempt obligations involves special risks as compared with investment in higher-grade tax-exempt obligations. Lower-grade tax-exempt obligations generally involve greater credit risk than higher-grade tax-exempt obligations and are more sensitive to adverse economic changes, significant increases in interest rates and individual issuer developments. The market for lower-grade tax-exempt obligations is considered to be less liquid than the market for investment grade tax-exempt obligations, which may adversely affect the ability of Voyageur Fund to dispose of such securities in a timely manner at a price which reflects the value of such securities in VFM's judgment. The market price for less liquid securities tends to be more volatile than the market price for more liquid securities. The lower liquidity of and the absence of readily available market quotations for lower-grade tax-exempt obligations may make VFM's valuation of such securities more difficult, and VFM's judgment may play a greater role in the valuation of Voyageur Fund's lower-grade tax-exempt obligations. Periods of economic uncertainty and changes may have a greater impact on the market price of such bonds and, therefore, the net asset value of Voyageur Fund.

     Neither Fund will may invest in lower-grade municipal securities rated, at the time of investment, lower than B-by S&P or Fitch, or B3 by Moody's, or in municipal securities determined by their respective advisers to be of comparable quality. Each Fund may retain municipal securities which are downgraded after investment. There is no minimum rating with respect to securities that are in default or with respect to which payment of interest and/or repayment of principal is in arrears after investment. Additional information concerning the risks associated with investments in lower-grade municipal obligations can be found in Appendix B to this Prospectus/Proxy Statement under "Risks and Special Investment Considerations--Special Risk Considerations Regarding Medium- and Lower-Grade Municipal Obligations," and in the Statement of Additional Information.

     DERIVATIVE MUNICIPAL OBLIGATIONS. Voyageur Fund may acquire Derivative Municipal Obligations, which are custodial receipts or trust certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain Municipal Obligations. Certain of these Derivative Municipal Obligations involve special risks. The principal and interest payments on the custodial receipts or trust certificates underlying Derivative Municipal Obligations may be allocated in a number of ways. For example, payments may be allocated such that certain custodial receipts may have variable or floating interest rates and others may be stripped securities which pay only the principal or interest due on the underlying Municipal Obligations. Voyageur Fund may also invest in custodial receipts which are "inverse floating obligations" (also sometimes referred to as "residual interest bonds"). These securities pay interest rates that vary inversely to changes in the interest rates of specified short-term Municipal Obligations or an index of short-term Municipal Obligations. Thus, as market interest rates increase, the interest rates on inverse floating obligations decrease. Conversely, as market rates decline, the interest rates on inverse floating obligations increase. Such securities have the effect of providing a degree of investment leverage, since the interest rates on such securities will generally change at a rate which is a multiple of the change in the interest rates of the specified Municipal Obligations or index. As a result, the market values of inverse floating obligations will generally be more volatile than the market values of other Municipal Obligations and investments in these types of obligations will increase the volatility of the net asset value of shares of Voyageur Fund. Great Hall Fund may not invest in such securities.

     ALTERNATIVE MINIMUM TAX. Voyageur Fund may invest without limit in securities the interest on which is an item of tax preference for purposes of calculation of federal or state alternative minimum tax ("AMT"). Great Hall Fund attempts not to invest in AMT securities and may invest no more than 20% of its net assets in such securities. See "Distribution to Shareholders and Taxes --Taxes-- Federal Income Taxation" in Appendix D hereto.

     CONCENTRATION. As a fundamental policy, Voyageur Fund may not invest 25% or more of its total assets in the securities of any industry, although, for purposes of this limitation, tax-exempt securities and U.S. Government obligations are not considered to be part of any industry. Voyageur Fund may invest 25% or more of its total assets in industrial development revenue bonds. In addition, it is possible that the Fund from time to time will invest 25% or more of its total assets in a particular segment of the municipal bond market, such as housing, health care, utility, transportation, education or industrial obligations. In such circumstances, economic, business, political or other changes affecting one bond (such as proposed legislation affecting the financing of a project; shortages or price increases of needed materials; or a declining market or need for the project) might also affect other bonds in the same segment, thereby potentially increasing market or credit risk. A discussion of these segments of the municipal bond market is set forth in the Statement of
Additional       Information      under      "Investment       Policies      and
Restrictions--Concentration Policy."

     OPTIONS, FUTURES CONTRACTS AND REVERSE REPURCHASE AGREEMENTS. Voyageur Fund may write (i.e., sell) covered put and call options and purchase put and call options on the securities in which it may invest and on indices of securities in which it may invest. Voyageur Fund also may enter into contracts for the purchase or sale for future delivery of fixed income securities or contracts based on financial indices including any index of securities in which the Fund may invest ("futures contracts") and may purchase and write put and call options on futures contracts. Great Hall Fund may not engage in options or futures transactions. In addition, Voyageur Fund may enter into reverse repurchase agreements with banks and securities dealers with respect to not more than 10% of its total assets. Great Hall Fund may not enter into such agreements. The use of options, futures contracts and reverse repurchase agreements entails special risks as set forth in Appendix B hereto under "Investment Objectives and Policies of Voyageur Fund--Miscellaneous Investment Practices."

SHARED INVESTMENT RISKS

     Because the investment objectives, policies and restrictions of Great Hall Fund and Voyageur Fund are similar (see "Information About Great Hall Fund and Voyageur Fund--Comparison of Investment Objectives, Policies and Restrictions" below), an investment in either Fund involves many of the same risks. Certain of these risks are discussed below.

     DEBT SECURITIES. Investment in debt securities, including municipal securities, involves both interest rate and credit risk. Generally, the value of debt instruments rises and falls inversely with interest rates. As interest rates decline, the value of debt securities generally increases. Conversely, rising interest rates tend to cause the value of debt securities to decrease. Bonds with longer maturities generally are more volatile than bonds with shorter maturities. The market value of debt securities also varies according to the relative financial condition of the issuer. In general, lower-quality bonds offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. Each Fund's investments are also subject to "call" risk. Certain obligations held by a Fund may permit the issuer at its option to call or redeem its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund might not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed. The yields on Municipal Obligations are dependent on a variety of factors, including the financial condition of the issuer or other obligor thereon or the revenue source from which debt service is payable, general economic and monetary conditions, conditions in the relevant market, the size of a particular issue, maturity of the obligation and the rating of the issue. Generally, the value of Municipal Obligations will tend to fall as interest rates rise and will tend to increase as interest rates decrease. In addition, Municipal Obligations of longer maturity produce higher current yields than Municipal Obligations with shorter maturities but are subject to greater price fluctuation due to changes in interest rates, tax laws and other general market factors. Lower-rated Municipal Obligations generally produce a higher yield than higher-rated Municipal Obligations due to the perception of a greater degree of risk as to the payment of principal and interest. Certain Municipal Obligations held by Voyageur Fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by the Fund during a time of declining interest rates, the Fund might not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

     MEDIUM- AND LOWER-GRADE MUNICIPAL OBLIGATIONS. Municipal Obligations which are in the medium- and lower-grade categories generally offer a higher current yield than is offered by higher-grade Municipal Obligations but they also generally involve greater price volatility and greater credit and market risk. Debt securities rated BB or below by S&P or Fitch and B or below by Moody's are commonly referred to as "junk bonds."

     The value of each of the Fund's portfolio securities can be expected to fluctuate over time. When interest rates decline, the value of a portfolio invested in fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed-income securities generally can be expected to decline. However, the secondary market prices of medium- and lower-grade Municipal Obligations are less sensitive to changes in interest rates and are more sensitive to adverse economic changes or individual issuer developments than are the secondary market prices of higher-grade debt securities. Such events also could lead to a higher incidence of defaults by issuers of medium- and lower-grade Municipal Obligations as compared with historical default rates. In addition, changes in interest rates and periods of economic uncertainty can be expected to result in increased volatility in the market price of the Municipal Obligations in the Fund's portfolio and thus in the net asset value of the Fund. Also, adverse publicity and investor perceptions, whether or not based on rational analysis, may affect the value and liquidity of medium- and lower-grade Municipal Obligations. The secondary market value of Municipal Obligations structured as zero coupon securities and payment-in-kind securities may be more volatile in response to changes in interest rates than debt securities which pay interest periodically in cash. Investment in such securities also involves certain tax considerations. For additional information on the risks of investing in medium- and lower-grade Municipal Obligations, see "Risks and Special Investment Considerations--Special Risk Considerations Regarding Medium- and Lower-Grade Municipal Obligations"in Appendix B hereto.

     NON-DIVERSIFIED STATUS. As non-diversified funds, each Fund is able to invest, subject to certain federal tax requirements, a relatively higher percentage (compared to "diversified" mutual funds) of its assets in the securities  of a  limited  number  of  issuers.  This  may  result  in a  Fund's securities being more susceptible to any single economic, political or regulatory occurrence than the securities of a diversified fund. See "Investment Policies and Restrictions--Diversification" in the Statement of Additional Information.

     OTHER. Both Funds may invest in repurchase agreements, purchase securities on a "when-issued" basis and borrow money from banks for temporary or emergency purposes (in an amount equal to 20% of total assets for Voyageur Fund and 10% of total assets for Great Hall Fund). Each of these transactions involves certain risks as set forth in the accompanying Voyageur Fund prospectus under "Investment Objectives and Policies --Miscellaneous Investment Practices" and in the Great Hall Fund prospectus incorporated herein by reference under "Investment Techniques and Risk Factors."

         COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

INVESTMENT OBJECTIVES

     Great Hall Fund and Voyageur Fund are both non-diversified, open-end funds with investment objectives which are substantially the same.

     o The investment objective of Great Hall Fund is to maximize current income exempt from federal income tax through investments primarily in medium- and lower-grade municipal obligations.

     o The investment objective of Voyageur Fund is to seek a high level of current income exempt from federal income taxes through investment in a portfolio of medium- and lower-grade Municipal Obligations.

INVESTMENT POLICIES

     The investment policies and restrictions of Great Hall Fund and Voyageur Fund are similar but not identical, as discussed in further detail below.

     GENERAL. In normal market conditions, each Fund generally invests its assets in municipal securities issued by or on behalf of a state or territory or its agencies, instrumentalities, municipalities and political subdivisions. Each Fund will attempt to invest 100% (and as a matter of fundamental policy during normal circumstances at least 80%) of the value of its net assets in securities the interest on which is exempt from regular federal tax. Great Hall Fund as a matter of fundamental policy during normal circumstances also attempts to invest no more than 20% of the value of its net assets in securities the interest on which is an item of tax preference for purposes of the federal alternative minimum tax ("AMT"). Voyageur Fund may invest without limit in securities that generate interest that is an item of tax preference for purposes of the AMT.

     SECURITIES RATINGS. Each Fund invests in medium- and lower-grade Municipal Obligations. Great Hall Fund invests in medium-grade Municipal Obligations rated A or Baa, MIG-2 or Prime-2 by Moody's, or A or BBB, SP-2 or A-2 by S&P, or, if unrated, considered by the Fund's adviser to be of comparable quality. Lower-grade Municipal Obligations in which Great Hall Fund may invest include those rated Ba or B, MIG-3 or Prime-3 by Moody's, or BB or B, SP-3 or A-3 by S&P, or, if unrated, considered by Insight, in accordance with policies established by the Board of Directors of Great Hall, to be of comparable quality.

     In normal circumstances, Voyageur Fund will invest at least 65% of its total assets in medium- and lower-grade Municipal Obligations rated, at the time of investment, between BBB and B- (inclusive) by S&P, Baa and B3 (inclusive) by Moody's, or BBB and B- (inclusive) by Fitch, and Municipal Obligations determined by VFM to be of comparable quality. Great Hall Fund invests in Municipal Obligations with ratings below Ba or BB only when Insight believes the rating does not accurately reflect the actual quality of the issuer's credit. As a non-fundamental policy, Great Hall Fund will not invest more than 5% of its total assets in Municipal Obligations rated below Ba or BB, or more than 35% of its total assets in Municipal Obligations rated below Baa or BBB, or, if unrated, having credit characteristics that are considered by Insight, in accordance with policies established by the Great Hall Board, to be of comparable quality. Consequently, while Great Hall Fund can invest no more than 35% of its assets in Municipal Obligations rated between BBB and B- (inclusive) by S&P, Baa and B3 (inclusive) by Moody's, and BBB and B- (inclusive) by Fitch, Voyageur Fund may invest without limit in Municipal Obligations with such ratings.

     Neither Fund may invest in lower-grade Municipal Obligations rated, at the time of investment, lower than B- by S&P or Fitch, or B3 by Moody's, or in Municipal Obligations determined by their respective advisers to be of comparable quality.

     Each Fund may retain Municipal Obligations which are downgraded after investment. There is no minimum rating with respect to securities that are in default or with respect to which payment of interest and/or repayment of principal is in arrears after investment.

     AVERAGE PORTFOLIO MATURITY. In normal market circumstances, Great Hall Fund anticipates that longer-term maturities will provide the highest current income and, accordingly, expects that 80% or more of the assets of Great Hall Fund will be invested in long-term Municipal Obligations. Under normal market conditions, it is anticipated that the average weighted maturity of Great Hall Fund's portfolio will be in the range of 17 to 22 years, and possibly in excess of 22 years. The weighted average maturity of the investment portfolio of Voyageur Fund is expected to be approximately 15 to 25 years.

     ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. A Fund may be restricted in its ability to sell such securities at a time when its investment adviser deems it advisable to do so. In addition, in order to meet redemption requests, a Fund may have to sell other assets, rather than such illiquid securities, at a time which is not advantageous.

     DERIVATIVE MUNICIPAL OBLIGATIONS. Voyageur Fund may also acquire Derivative Municipal Obligations, which are custodial receipts or trust certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain Municipal Obligations. Great Hall Fund may not purchase such obligations. Certain Derivative Municipal Obligations involve special risks. See "Principal Risk Factors--Derivative Municipal Obligations."

     REVERSE REPURCHASE AGREEMENTS. Voyageur Fund may engage in "reverse repurchase agreements" with banks and securities dealers with respect to not more than 10% of its total assets. Great Hall Fund may not enter into such agreements. Reverse repurchase agreements are ordinary repurchase agreements in which Voyageur Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed upon time and place. Reverse repurchase agreements may be used as a means of borrowing for investment purposes subject to the 10% limitation set forth above. This speculative technique is referred to as leveraging. For a further discussion of reverse repurchase agreements, including the risks thereof, see Appendix B hereto under "Investment Objectives and Policies of Voyageur Fund--Miscellaneous Investment Practices--Reverse Repurchase Agreements."

     FORWARD COMMITMENTS. Each Fund may purchase securities on a "when issued" or forward commitment basis, with delivery and payment for the securities normally taking place 15 to 45 days after the date of the transaction. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. The purchase of securities on such a basis involves certain risks. See "Investment Objectives and Policies of Voyageur Fund--Miscellaneous Investment Practices--Forward Commitments" in Appendix B hereto.

     TAXABLE INVESTMENTS. Although Great Hall Fund will attempt to invest 100% of its net assets in tax-exempt obligations and Voyageur Fund anticipates that, in normal market conditions, it will invest substantially all of its assets in tax-exempt obligations, each Fund may invest without limit in taxable obligations for temporary defensive purposes. The taxable obligations in which Voyageur Fund may invest are described in Appendix B to the Prospectus/Proxy Statement under "Investment Objectives and Policies of Voyageur Fund." To the extent the Funds invest in taxable investments, the Funds may not at such times be in a position to achieve the investment objective of current income exempt from federal income tax. Great Hall Fund may invest up to 20% of its assets and Voyageur Fund may invest without limit in securities the interest on which is an item of tax preference for purposes of the federal alternative minimum tax.

     BORROWING. As a fundamental policy, Great Hall Fund may borrow from banks up to a limit of 5% of its total assets, but only for temporary or emergency non-investment purposes. Voyageur Fund, as a fundamental policy, may borrow money from banks for temporary or emergency purposes in an amount not exceeding 20% of the value of its total assets. As discussed above, Voyageur Fund may also engage in reverse repurchase agreements in an amount up to 10% of its total assets. Reverse repurchase agreements may be used as a means of borrowing for investment purposes.

     OPTIONS. Voyageur Fund may write (i.e., sell) covered put and call options and purchase put and call options on the securities in which it may invest and on indices of securities in which it may invest. Great Hall Fund may not engage in options transactions. Participation in the options market involves investment risks and transaction costs to which Voyageur Fund would not be subject absent the use of this strategy. See "Investment Objectives and Policies of Voyageur Fund--Miscellaneous Investment Practices--Options on Securities" in Appendix B hereto.

     FUTURES CONTRACTS AND OPTIONS THEREON. Voyageur Fund may enter into contracts for the purchase or sale for future delivery of fixed income securities or contracts based on financial indices including any index of securities in which the Fund may invest ("futures contracts") and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). Great Hall Fund may not enter into futures contracts or options on futures contracts. The successful use of such instruments draws upon VFM's experience with respect to such instruments and generally depends upon VFM's ability to forecast interest rate movements correctly. See "Investment Objectives and Policies of Voyageur Fund--Miscellaneous Investment Practices--Futures Contracts and Options on Futures Contracts" in Appendix B hereto.

     The foregoing comparison does not purport to be a complete summary of the investment policies, restrictions and risk factors of Great Hall Fund or Voyageur Fund. For complete discussions of the investment policies, restrictions and risk factors of the respective Funds, see Appendix B hereto; the Statement of Additional Information; and Great Hall Fund's prospectus and statement of additional information referred to under "Incorporation by Reference." The Annual Report of Great Hall Fund for the fiscal year ended July31, 1996, referred to on the cover page hereof under "Incorporation by Reference," provides information concerning the composition of the Fund's assets at such date.

                                 CAPITALIZATION

     The following table shows the capitalization of Great Hall Fund with respect to its Class A shares as of June 30, 1996 and on a pro forma basis as of that date, giving effect to the proposed acquisition of the assets of Great Hall Fund at the net asset value in the Reorganization. Voyageur Fund will not have commenced operations prior to the Reorganization.

(In thousands, except per share values)

                                                                         GREAT HALL           VOYAGEUR FUND
                                                                            FUND                PRO FORMA
                                                                            ----                ---------
         CLASS A SHARES*
             Net assets................................................    $63,403                $63,403
             Net asset value per share.................................     $10.14                 $10.14
             Shares outstanding........................................      6,250                  6,250

* Great Hall Fund offers only one class of shares without designation. Voyageur Fund offers Class A, Class B and Class C shares. In the Reorganization, Great Hall Fund shareholders will receive Voyageur Fund Class A shares.

     INFORMATION ABOUT THE REORGANIZATION

REASONS FOR THE REORGANIZATION

     Great Hall Fund was organized and commenced operations in June 1992 by acquiring all of the assets and liabilities of Carnegie Tax-Exempt Fund
("Carnegie Fund"), a mutual fund managed by Carnegie Capital Management Corporation ("Carnegie"). Prior to such acquisition, 48% of Carnegie's stock was owned by Insight's affiliates, Dain Bosworth Incorporated ("Dain") and Rauscher Pierce Refsnes, Inc. ("Rauscher"), and Insight served as the sub-adviser and portfolio manager of Carnegie Fund. Since the acquisition, Insight has served as Great Hall Fund's sole investment adviser, and Dain and Rauscher have served as the Fund's Co-Distributors. Each of Insight, Dain and Rauscher is a wholly owned subsidiary of Inter-Regional Financial Group, Inc. ("IFG").

     Since the Carnegie acquisition, IFG's strategy concerning retail mutual funds (like that of many similar financial services firms) has evolved in the direction of promoting predominantly retail funds that are managed by firms not affiliated with IFG (exclusive of Great Hall money market funds). IFG and the Board of Directors of Great Hall Investment Funds have recognized that IFG's strategy could in the long term result in a decreasing asset base for the Great Hall Funds and a corresponding difficulty in controlling fund expenses and in providing competitive returns. For this reason, IFG and Great Hall Investment Funds have explored and evaluated the relative merits of various options, including the possible transfer of Great Hall Fund to a firm with a strategy more congruent with the Fund's long-term best interests -- a firm that could, among other factors, more actively promote and market the Fund. It was ultimately decided by IFG and Great Hall Investment Funds' Board of Directors that such a transfer would indeed be in the best interests of Great Hall Fund and its shareholders.

     IFG thereupon engaged an investment banker to assist in identifying and screening potential acquiring firms. The banker identified a number of
potentially  suitable  candidates,   and  through  the  process  of  preliminary
negotiations and due diligence, the Voyageur organization emerged as the apparent most suitable candidate.

     The Board of Directors of Great Hall Investment Funds appointed a committee of independent directors (the "Committee") to review and evaluate IFG's recommendation of the proposed Voyageur transaction. Based on its review of the Voyageur organization and the proposed transactions, the Committee recommended and the Board of Directors of Great Hall Investment Funds agreed, that the Reorganization would be in the best interest of Great Hall Fund and its shareholders. In evaluating the Voyageur organization, the Committee or Insight (among other matters): interviewed principal Voyageur executive, investment, marketing, legal, compliance, administrative and accounting personnel and the Voyageur Fund's independent auditors; reviewed, inspected and analyzed applicable legal documents, compliance, accounting and administrative procedures and systems, financial information and other relevant documents and files; analyzed comparative fund performance and expenses; and conducted various on-site visits and inspections. Based thereon, the Committee recommended that the Board of Directors of Great Hall Investment Funds approve the Reorganization and recommend the Reorganization for shareholder approval.

     The Board of Directors believes that the Reorganization will be in the best interests of Great Hall Fund and its shareholders for the following reasons (in addition to the aforementioned reasons):

     EXPERIENCE OF THE VOYAGEUR ORGANIZATION. VFM currently serves as the investment adviser of 6 closed-end investment companies, 10 open-end investment companies consisting of 33 separate portfolios and, together with its affiliates, numerous privately-managed accounts with combined assets as of July 31, 1996 of approximately $11.5 billion (which includes over $2 billion of municipal bonds). Therefore, the Reorganization appears consistent with VFM's current areas of expertise as well as its business plans and strategies. Additionally, VFM's portfolio managers appear to be well-experienced and to have commendable track records managing portfolios similar to Great Hall Fund.

     EXPENSES IN CONNECTION WITH THE REORGANIZATION. NO EXPENSES DIRECTLY INCURRED IN CONNECTION WITH THE REORGANIZATION WILL BE BORNE BY GREAT HALL FUND, VOYAGEUR FUND OR THEIR RESPECTIVE SHAREHOLDERS. The Class A Voyageur Fund shares to be received by Great Hall Fund shareholders will not be subject to any front-end sales charges. In addition, the Reorganization will be tax-free to each Fund and its shareholders and will not result in any economic dilution to either Fund or its shareholders.

     ASSET LEVELS; MARKETING ABILITIES OF VOYAGEUR ORGANIZATION. Great Hall Fund has a relatively small asset base, which in the long term could limit the Fund's ability to control costs and to generate competitive returns (in the absence of voluntary fee and expense waivers and reimbursements). The Voyageur organization has a much more extensive and developed network of independent brokers and dealers through whom the Voyageur Fund is distributed (with currently over 600 authorized dealers of Voyageur Fund shares). The greater marketing abilities and coverage of the Voyageur organization may optimize the opportunities for growth and the attendant opportunities for increased portfolio management flexibility and investment returns and for control over Fund expense levels.

     FEE AND EXPENSE LEVELS. VFM has agreed to voluntarily limit Voyageur Fund's Class A expense levels to not more than Great Hall Fund's current fee and expense level for the period through December 31, 1998.

     EXCHANGE PRIVILEGES; SHAREHOLDER SERVICES. The Voyageur organization offers a comprehensive and competitive range of services to Fund shareholders, including among others the ability to exchange Voyageur Fund shares for shares of most other mutual funds for which VFM serves as investment adviser at net asset value without the payment of a sales charge. In addition, most mutual funds managed by VFM offer additional purchase options to prospective shareholders through the availability of multiple classes of shares.

     FOR THE FOREGOING REASONS, THE BOARD OF DIRECTORS OF GREAT HALL INVESTMENT FUNDS BELIEVES THAT THE REORGANIZATION WILL BE IN THE BEST INTERESTS OF THE GREAT HALL FUND AND ITS SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS THE APPROVAL OF THE REORGANIZATION BY SUCH SHAREHOLDERS. PLAN OF REORGANIZATION

     The  following  summary  of the  proposed  Plan and the  Reorganization  is qualified in its entirety by reference to the Plan attached to this Prospectus/Proxy Statement as Exhibit A. The Plan provides that, as of the Effective Time, Voyageur Fund will acquire all or substantially all of the assets and assume all identified and stated liabilities of Great Hall Fund in exchange for Voyageur Fund shares having an aggregate net asset value equal to the aggregate value of the assets acquired (less liabilities assumed) from Great Hall Fund. The value of Great Hall Fund assets and liabilities to be acquired by Voyageur Fund, and the value of Voyageur Fund shares to be received in exchange therefor, will be computed as of the Effective Time. Voyageur Fund will not assume any liabilities or obligations of Great Hall Fund, whether absolute or contingent, other than those identified and stated in an unaudited statement of assets and liabilities of Great Hall Fund as of the Effective Time. Because Great Hall Fund is a separate series of Great Hall Investment Funds, for corporate law purposes the transaction is structured as a sale of the assets and assumption of the liabilities allocated to Great Hall Fund in exchange for the issuance of Voyageur Fund shares to Great Hall Fund, followed immediately by the distribution of such Voyageur Fund shares to Great Hall Fund shareholders and the cancellation and retirement of outstanding Great Hall Fund shares.

     Pursuant to the Plan, each holder of Great Hall Fund will receive, at the Effective Time, Class A shares of Voyageur Fund with an aggregate net asset value equal to the aggregate net asset value of Great Hall Fund shares owned by such shareholder immediately prior to the Effective Time. Under the Plan, the net asset value per share of Great Hall Fund's shares will be computed as of the Effective Time using the valuation procedures set forth in the Fund's articles of incorporation and bylaws and then-current prospectus and statement of additional information and as may be required by the 1940 Act. At the Effective Time, Voyageur Fund will issue to Great Hall Fund, and Great Hall Fund will distribute to Great Hall Fund's shareholders of record, determined as of the Effective Time, Voyageur Fund Class A shares issued in exchange for Great Hall Fund assets as described above. All outstanding shares of Great Hall Fund thereupon will be canceled and retired and no additional shares representing interests in Great Hall Fund will be issued thereafter, and Great Hall Fund will be deemed to be liquidated. The distribution of Voyageur Fund shares to former Great Hall Fund shareholders will be accomplished by the establishment of accounts on the share records of Voyageur Fund in the names of Great Hall Fund shareholders, each representing the numbers of full and fractional Voyageur Fund Class A shares due such shareholders.

     The Plan provides that no sales charges will be incurred by Great Hall Fund shareholders in connection with the acquisition by them of Voyageur Fund shares pursuant thereto. However, if Great Hall Fund shares were initially acquired without a front-end sales charge in connection with a purchase of $1,000,000 or more, Voyageur Fund Class A shares acquired in the Reorganization may continue to be subject to a contingent deferred sales charge. The Plan provides that in determining whether to apply the two-year 1.0% contingent deferred sales charge to Voyageur Fund Class A shares acquired in the Reorganization, credit will be given for the period a former Great Hall Fund shareholder who is subject to such a contingent deferred sales charge held his or her shares.

     Great Hall Fund contemplates that it will make a distribution immediately prior to the Effective Time of all of its current year net tax-exempt income, ordinary taxable income and net realized capital gains, if any, not previously distributed. Any portion of this distribution which does not constitute an exempt-interest dividend will be taxable to Great Hall Fund shareholders subject to taxation.

     The consummation of the Reorganization is subject to the conditions set forth in the Plan, including, among others: (a)approval of the Plan by the shareholders of Great Hall Fund; (b)the delivery of the opinion of counsel described below under "--Federal Income Tax Consequences"; (c) the accuracy as of the Effective Time of the representations and warranties made by Great Hall Fund and Voyageur Fund in the Plan; and (d) the delivery of customary closing certificates. See the Plan attached hereto as Exhibit A for a complete listing of the conditions to the consummation of the Reorganization. The Plan may be terminated and the Reorganization abandoned at any time prior to the Effective Time, before or after approval by shareholders of Great Hall Fund, by resolution of the Board of Directors of either Great Hall Investment Funds or Voyageur Mutual Funds, if circumstances should develop that, in the opinion of such Board, make proceeding with the consummation of the Plan and Reorganization not in the best interests of the respective Fund's shareholders.

     The Plan provides that VFM will pay the costs incurred by Voyageur Fund and Great Hall Fund in connection with the Reorganization, including the fees and expenses associated with the preparation and filing of a registration statement for purposes of registering the Voyageur Fund shares to be issued in the Reorganization, and the expenses of printing and mailing this Prospectus/Proxy Statement and holding the Great Hall Fund shareholder meeting required to approve the Reorganization. The Plan also provides that at or prior to the Effective Time, expenses incurred by Great Hall Fund shall have been maintained by Insight or otherwise so as not to exceed any applicable state-imposed expense limitations. In addition, the Plan provides that at or prior to the Effective Time, appropriate action shall have been taken by Insight or otherwise such that there are no unamortized organizational expenses on the books of Great Hall Fund.

     Under the Plan, Great Hall Fund has agreed not to acquire any securities which are not permissible investments for Voyageur Fund prior to the Effective Time, and it is a condition to closing that Great Hall Fund not hold any such securities immediately prior to the Effective Time. See "Summary--Investment Objectives, Policies and Restrictions" and "Information about Great Hall Fund and Voyageur Fund--Comparison of Investment Objectives, Policies and Restrictions." Great Hall Fund does not hold any such securities at the date of this Prospectus/Proxy Statement.

     Approval of the Plan will require the affirmative vote of a majority of the outstanding shares of Great Hall Fund. If the Plan is not approved, the Board of Directors of Great Hall Fund will consider other possible courses of action.

DESCRIPTION OF VOYAGEUR FUND SHARES

     For information concerning the shares of Voyageur Fund, including voting rights, see "Summary--Capital Shares; Shareholder Voting Rights" above. All Voyageur Fund shares issued in the Reorganization will be fully paid and non-assessable and will not be entitled to preemptive or cumulative voting rights.

FEDERAL INCOME TAX CONSEQUENCES

     It is intended that the exchange of Voyageur Fund shares for Great Hall Fund's net assets and the distribution of such shares to Great Hall Fund's shareholders upon liquidation of Great Hall Fund will be treated as a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the "Code"), and that, for federal income tax purposes, no income, gain or loss will be recognized by Great Hall Fund's shareholders (except that Great Hall Fund contemplates that it will make a distribution, immediately prior to the Reorganization, of all of its current year net tax-exempt income, ordinary taxable income and net realized capital gains, if any, not previously distributed, and any portion of this distribution which does not represent tax-exempt income or otherwise qualify as an exempt-interest dividend will be taxable to Great Hall Fund shareholders subject to taxation). Great Hall Fund has not asked, nor does it plan to ask, the Internal Revenue Service to rule on the tax consequences of the Reorganization.

     As a condition to the closing of the Reorganization, the two Funds will receive an opinion from Dorsey & Whitney LLP, counsel to Voyageur Fund, based in part on certain representations to be furnished by each Fund and by VFM, substantially to the effect that the federal income tax consequences of the Reorganization will be as follows:

     (a) the Reorganization will constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and Voyageur Fund and Great Hall Fund each will qualify as a party to the Reorganization under Section 368(b) of the Code;

     (b) Great Hall Fund shareholders will recognize no income, gain or loss upon receipt, pursuant to the Reorganization, of Voyageur Fund shares. Great Hall Fund shareholders subject to taxation will recognize income upon receipt of any ordinary taxable income or net capital gains of Great Hall Fund which are distributed by Great Hall Fund prior to the Effective Time;

     (c) the tax basis of Voyageur Fund shares received by each Great Hall Fund shareholder pursuant to the Reorganization will be equal to the tax basis of Great Hall Fund shares exchanged therefor;

     (d) the holding period of Voyageur Fund shares received by each Great Hall Fund shareholder pursuant to the Reorganization will include the period during which the Great Hall Fund shareholder held Great Hall Fund shares exchanged therefor, provided that the Great Hall Fund shares were held as a capital asset at the Effective Time;

     (e) Great Hall Fund will recognize no income, gain or loss by reason of the Reorganization;

     (f) Voyageur Fund will recognize no income, gain or loss by reason of the Reorganization;

     (g) the tax basis of the assets received by Voyageur Fund pursuant to the Reorganization will be the same as the basis of those assets in the hands of Great Hall Fund as of the Effective Time;

     (h) the holding period of the assets received by Voyageur Fund pursuant to the Reorganization will include the period during which such assets were held by Great Hall Fund; and

     (i) Voyageur Fund will succeed to and take into account the earnings and profits, or deficit in earnings and profits, of Great Hall Fund as of the Effective Time.

     The foregoing opinion will be based upon certain representations, of which a principal one is that there is no plan or intention on the part of the shareholders owning 5% or more of the outstanding shares of Great Hall Fund and, to the best of knowledge of the management of Great Hall Fund, there is no plan or intention on the part of the remaining shareholders of Great Hall Fund, to sell, exchange, or otherwise dispose of any of the shares of Voyageur Fund received in the Reorganization.

     Shareholders of Great Hall Fund should consult their tax advisors regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Since the foregoing discussion only relates to the federal income tax consequences of the Reorganization, shareholders of Great Hall Fund should consult their tax advisors as to state and local tax consequences, if any, of the Reorganization.

INTERESTS OF INSIGHT, VFM AND AFFILIATES IN REORGANIZATION

     In a similar transaction to the Reorganization, Voyageur Minnesota Insured Fund ("Voyageur Minnesota Fund"), a series of Voyageur Insured Funds, Inc., also has agreed to purchase all or substantially all of the assets and to assume certain stated and identified liabilities of Great Hall Minnesota Insured Tax-Exempt Fund, a series of Great Hall Investment Funds, by and in exchange for Class A common shares of equal value of Voyageur Minnesota Fund in a tax-free reorganization. In connection with and following the Reorganization and this additional reorganization (together, the "Reorganizations"), Insight and the Co-Distributors have agreed to provide various consulting and shareholder services and have agreed for a period of three years following the closing of the Reorganizations not to sponsor or acquire a mutual fund that is similar to either of the Great Hall funds being acquired in the Reorganizations. In return, VFM has agreed to pay Insight and the Co-Distributors $1,100,000 at the closing of the transactions plus an amount at the first anniversary of the closing equal to approximately 2% of the value of the shareholder accounts being transferred to the acquiring Voyageur funds (less the $1,100,000 paid at closing), adjusted generally for fluctuations in market prices between the closing and the first anniversary. In reviewing the aforementioned payments, the Board of Directors of Great Hall Investment Funds was aware that Insight and its affiliates incurred costs in organizing and maintaining the Funds (including costs associated with acquiring the assets of the Great Hall Fund from the Carnegie organization), as well as the nature of the other services and consideration to be performed by Insight and the Co-Distributors.

     Each acquiring Voyageur Fund and VFM have agreed to comply in all material respects with all applicable provisions of Section 15(f) of the 1940 Act following the Reorganizations. Section 15(f) requires that (a) for a period of three years following the closing date, at least 75% of each acquiring Voyageur fund's Board of Directors be comprised of persons who are not "interested persons" (as defined in the 1940 Act) of either VFM or Insight, and (b) no "unfair burden" be imposed on the Great Hall funds being acquired or on the acquiring Voyageur funds as a result of the transaction.

RECOMMENDATION AND VOTE REQUIRED

     The Board of Directors of Great Hall Investment Funds, including the "non-interested" directors who are not interested persons of Great Hall Investment Funds, unanimously recommends that shareholders of Great Hall Fund approve the Plan. Approval of the Plan will require the affirmative vote of a majority of the outstanding shares of Great Hall Fund.

                               VOTING INFORMATION

GENERAL

     This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors of Great Hall Investment Funds to be used at the Special Meeting of Great Hall Fund shareholders to be held at 8:30 a.m., Central time, on November 6, 1996, at the offices of Great Hall
Investment Funds and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of Special Meeting and a proxy card, is first being mailed to shareholders of Great Hall Fund on or about October 4, 1996. Only shareholders of record as of the close of business on September 20, 1996 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof. If the enclosed form of proxy is properly executed and returned on time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted "for" the proposed Plan and Reorganization. A proxy may be revoked by giving written notice, in person or by mail, of revocation before the Meeting to Great Hall Fund at its principal executive offices, 60 South Sixth Street, Minneapolis, Minnesota 55402, or by properly executing and submitting a later-dated proxy, or by voting in person at the Meeting.

     If a shareholder executes and returns a proxy but abstains from voting, the shares held by such shareholder will be deemed present at the Meeting for purposes of determining a quorum and will be included in determining the total number of votes cast. If a proxy is received from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Great Hall Fund shares (i.e., a broker "non-vote"), the shares represented by such proxy will not be considered present at the Meeting for purposes of determining a quorum and will not be included in determining the number of votes cast. Brokers and nominees will not have discretionary authority to vote shares for which instructions are not received from the beneficial owner.

     Approval of the Plan and Reorganization will require the affirmative vote described above under "Information About the Reorganization--Recommendation and Vote Required."

     As of September 20, 1996 (a) Great Hall Fund had 6,039,435 shares outstanding and entitled to vote at the Meeting; (b) Voyageur Fund had no shares outstanding; and (c) the directors and officers of Great Hall Fund as a group owned less than 1% of the outstanding shares of Great Hall Fund. The following paragraph sets forth information concerning those persons known by Great Hall Fund to own of record or beneficially more than 5% of the outstanding shares of Great Hall Fund as of such date, including persons and entities who beneficially own more than 25% of the Fund. Unless otherwise indicated, the persons named below have both record and beneficial ownership:

     Great Hall Fund: Juanita M. Daly, 1200 Rancho Cr., Las Vegas, NV 89107 - 6.38%.

     Proxies are solicited by mail. Additional solicitations may be made by telephone or personal contact by officers or employees of Insight and its affiliates without cost to Great Hall Fund. In addition, the services of a third-party proxy solicitation firm may be utilized, with such firm's fees and expenses borne by VFM as described under "Information About the Reorganization--Plan of Reorganization" above.

     In the event that sufficient votes to approve the Plan and Reorganization are not received by the date set for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for up to 120 days to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. The persons named as proxies will vote upon such adjournment after consideration of the best interests of all shareholders.

INTERESTS OF CERTAIN PERSONS

     The following persons affiliated with Voyageur Fund receive payments from the Fund for services rendered pursuant to contractual arrangements with the
Fund: VFM receives payments from Voyageur Fund for investment advisory services it renders pursuant to an Investment Advisory Agreement, and for dividend disbursing, transfer agency, administrative and accounting services it renders pursuant to an Administrative Services Agreement. VFD receives payments from Voyageur Fund for servicing of shareholder accounts and distribution-related services pursuant to a Distribution Agreement and the Fund's Plan of Distribution. See "Summary--Fees and Expenses-- Voyageur Fund Expenses" above.

                        FINANCIAL STATEMENTS AND EXPERTS

     The audited statements of assets and liabilities, including the schedules of investments in securities, of Great Hall Fund as of July31, 1996, and the related statements of operations for the years then ended, the statements of changes in net assets for each of the periods indicated therein, and the financial highlights for the periods indicated therein, as included in the Annual Report of Great Hall Fund for the fiscal year ended July31, 1996 have been incorporated by reference into this Prospectus/Proxy Statement in reliance on the reports of KPMG Peat Marwick LLP, independent auditors for Great Hall Fund, given on the authority of such firm as experts in accounting and auditing.

                                  LEGAL MATTERS

     Certain legal matters concerning the issuance of the shares of Voyageur Fund to be issued in the Reorganization will be passed on by Dorsey & Whitney LLP.

            OTHER INFORMATION ABOUT GREAT HALL FUND AND VOYAGEUR FUND

     Great Hall Investment Funds is a Minnesota corporation organized in 1991 and is registered with the Securities and Exchange Commission under the 1940 Act as an "open-end management investment company." Great Hall Investment Funds currently offers its shares in five series. Information concerning the management of Great Hall Investment Funds and shares of Great Hall Fund is incorporated herein by reference from Great Hall Fund's current Prospectus dated December1, 1995. The Prospectus of Great Hall Fund may be obtained in the manner described under "Incorporation by Reference" and forms part of the Registration Statement of Great Hall Fund on Form N-1A which has been filed with the Commission.

     Voyageur Mutual Funds is a Minnesota corporation organized in 1993 and is registered with the Securities and Exchange Commission under the 1940 Act as an "open-end management investment company." As of July31, 1996, Voyageur Mutual Funds offered its shares in eight series. Additional information regarding the management of Voyageur Mutual Funds and shares of Voyageur Fund is provided in AppendixC to this Prospectus/Proxy Statement.

     Voyageur Fund and Great Hall Fund are subject to the informational requirements of the Securities Exchange Act of 1934 (the "Exchange Act") and in accordance therewith file reports and other information including proxy materials, reports and charter documents with the Commission. These proxy materials, reports and other information filed by Voyageur Fund and Great Hall Fund can be inspected and copies obtained at the Public Reference Facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the New York Regional Office of the Commission at Seven World Trade Center, 13th Floor, New York, New York 10048. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates.

                                                                      APPENDIX A

                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "AGREEMENT") is made as of this day of September, 1996, by and between Voyageur Mutual Funds, Inc.
("VOYAGEUR), a Minnesota corporation, on behalf of its National High Yield Municipal Bond Fund (the "ACQUIRING FUND"), a newly formed series of Voyageur, and Great Hall Investment Funds, Inc. ("GREAT HALL"), a Minnesota corporation, on behalf of its National Tax-Exempt Fund (the "ACQUIRED FUND"), a series of Great Hall.

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation pursuant to Section 368(a)(1)(F) of the United States Internal Revenue Code of 1986, as amended (the "CODE"). The reorganization (the "REORGANIZATION") will consist of the transfer of all or substantially all of the assets of the Acquired Fund to the Acquiring Fund and the assumption by the Acquiring Fund of all of the identified and stated liabilities of the Acquired Fund in exchange solely for full and fractional Class A common shares, par value $.01 per share, of the Acquiring Fund (the "ACQUIRING FUND SHARES"), having an aggregate net asset value equal to the aggregate value of the assets acquired (less liabilities assumed) of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth. The distribution of Acquiring Fund shares to Acquired
Fund shareholders and the redemption, retirement and cancellation of the Acquired Fund's shares will be effected pursuant to an amendment to the articles of incorporation of Great Hall in the form attached hereto as Exhibit 1 (the "AMENDMENT") to be adopted by Great Hall in accordance with the Minnesota Business Corporation Act.

     WITNESSETH:

     WHEREAS, each of Voyageur and Great Hall is a registered, open-end management investment company, with each of Voyageur and Great Hall offering its shares in multiple series (each of which series represents a separate and distinct portfolio of assets and liabilities);

     WHEREAS, Great Hall offers shares of the Acquired Fund in a single class and Voyageur offers shares of the Acquiring Fund in multiple classes which will, at the time the transactions contemplated hereby are consummated, be Class A, Class B and Class C shares;

     WHEREAS, the Acquired Fund owns securities which generally are assets of the character in which the Acquiring Fund is permitted to invest; and

     WHEREAS, the Board of Directors of each of Great Hall on behalf of the Acquired Fund and Voyageur on behalf of the Acquiring Fund has determined that the exchange of all or substantially all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of certain stated and identified liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the shareholders of the Acquired Fund and the Acquiring Fund, respectively.

     NOW,   THEREFORE,   in   consideration   of   the   premises   and  of  the
representations, warranties, covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND SOLELY IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND IDENTIFIED AND STATED LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

     1.1 Subject to the requisite approval by Acquired Fund shareholders and to the other terms and conditions set forth herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all or substantially all of the Acquired Fund's assets as set forth in
Section 1.2 to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor (a) to deliver to the Acquired Fund that number of full and fractional Acquiring Fund Shares determined in accordance with Article 2, and (b) to assume all of the identified and stated liabilities of the Acquired Fund, as set forth in Section 1.3. Such transactions shall take place as of the effective time provided for in Section 3.1 (the "EFFECTIVE TIME").

     1.2(a) The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all or substantially all of the Acquired Fund's property, including, but not limited to, all cash, securities, commodities, futures, and interest and dividends receivable which are owned by the Acquired Fund as of the Effective Time. All of said assets shall be set forth in detail in an unaudited statement of assets and liabilities of the Acquired Fund as of the Effective Time (the "EFFECTIVE TIME STATEMENT"). The Effective Time Statement shall, with respect to the listing of the Acquired Fund's portfolio securities, detail the adjusted tax basis of such securities by lot, the respective holding periods of such securities and the current and accumulated earnings and profits of the Acquired Fund. The Effective Time Statement shall be prepared in accordance with generally accepted accounting principles (except for footnotes) consistently applied from the prior audited period and shall be certified by the Acquired Fund's treasurer.

     (b) The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund's assets as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of these securities in the ordinary course of its business and, subject to Section 5.1, to acquire additional securities in the ordinary course of its business.

     1.3 The Acquiring Fund shall assume all of the identified and stated liabilities, expenses, costs, charges and reserves (including, but not limited to, expenses incurred in the ordinary course of the Acquired Fund's operations, such as accounts payable relating to custodian fees, investment management and administrative fees, legal and audit fees, and expenses of state securities registration of the Acquired Fund's shares) reflected in the Effective Time Statement. The Acquiring Fund shall assume only those liabilities of the Acquired Fund in the amounts reflected on the Effective Time Statement and shall not assume any other liabilities, whether absolute or contingent, known or unknown, accrued or unaccrued.

     1.4 Immediately after the transfer of assets provided for in Section 1.1 and the assumption of liabilities provided for in Section 1.3, and pursuant to the plan of reorganization adopted herein, the Acquired Fund will distribute pro rata (as provided in Article 2) to the Acquired Fund's shareholders of record, determined as of the Effective Time (the "ACQUIRED FUND SHAREHOLDERS"), the Acquiring Fund Shares received by the Acquired Fund pursuant to Section 1.1, and all other assets of the Acquired Fund, if any. Thereafter, no additional shares representing interests in the Acquired Fund shall be issued. Such distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders representing the numbers of Acquiring Fund Shares due each such shareholder. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in the Acquired Fund will represent those numbers of Acquiring Fund Shares after the Effective Time as determined in accordance with Article 2. Unless requested by Acquired Fund shareholders, the Acquiring Fund will not issue certificates representing the Acquiring Fund Shares issued in connection with such exchange.

     1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's Prospectus and Statement of Additional Information as in effect as of the Effective Time, except that no front-end sales charges will be incurred by Acquired Fund Shareholders in connection with their acquisition of Acquiring Fund Shares pursuant to this Agreement.

     1.6 In the event Class A Acquiring Fund shares are distributed by the Acquiring Fund in the Reorganization to former holders of shares of the Acquired Fund with respect to which the front-end sales charge was waived due to a purchase of $1 million or more, the Acquiring Fund agrees that in determining whether a deferred sales charge is payable upon the sale of such Class A shares of the Acquiring Fund it shall give credit for the period during which the holder thereof held such Acquired Fund shares.

     1.7 Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "COMMISSION"), any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.   VALUATION; ISSUANCE OF ACQUIRING FUND SHARES

     2.1 The net asset value per share of the Acquired Fund's shares shall be computed as of the Effective Time and after the declaration of any dividends or distributions on that date using the valuation procedures set forth in the Acquired Fund's articles of incorporation and bylaws, its then-current Prospectus and Statement of Additional Information, and as may be required by the Investment Company Act of 1940, as amended (the "1940 ACT").

     2.2 The total number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the assets and liabilities of the Acquired Fund which are allocable to the Acquired Fund's shares shall have an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund's shares immediately prior to the Effective Time, as determined pursuant to
Section 2.1.

     2.3 Immediately after the Effective Time, the Acquired Fund shall distribute to the Acquired Fund Shareholders in liquidation of the Acquired Fund pro rata (based upon the ratio that the number of Acquired Fund shares owned by each Acquired Fund Shareholder immediately prior to the Effective Time bears to the total number of issued and outstanding Acquired Fund shares immediately prior to the Effective Time) the full and fractional Acquiring Fund Shares received by the Acquired Fund pursuant to Section 2.2. Accordingly, each Acquired Fund Shareholder shall receive, immediately after the Effective Time, Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund shares owned by such Acquired Fund Shareholder immediately prior to the Effective Time.

3.   EFFECTIVE TIME; CLOSING

     3.1 The closing of the transactions contemplated by this Agreement (the "CLOSING") shall occur as of the close of normal trading on the New York Stock Exchange (the "EXCHANGE") (currently, 4:00 p.m. Eastern time), and after the declaration of any dividends or distributions on such date, on the first day upon which the conditions to closing shall have been satisfied, or at such time on such later date as provided herein or as the parties otherwise may agree in writing (such time and date being referred to herein as the "EFFECTIVE TIME"). All acts taking place at the Closing shall be deemed to take place simultaneously as of the Effective Time unless otherwise agreed to by the parties. The Closing shall be held at the offices of Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, Minnesota 55402, or at such other place as the parties may agree.

     3.2 The Acquired Fund shall deliver at the Closing its written instructions to the custodian for the Acquired Fund, acknowledged and agreed to in writing by such custodian, irrevocably instructing such custodian to transfer to the Acquiring Fund all of the Acquired Fund's portfolio securities, cash, and any other assets to be acquired by the Acquiring Fund pursuant to this Agreement.

     3.3 In the event that the Effective Time occurs on a day on which (a)the Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereon shall be restricted, or (b)trading or the reporting of trading on the Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Effective Time shall be postponed until the close of normal trading on the Exchange on the first business day when trading shall have been fully resumed and reporting shall have been restored.

     3.4 The Acquired Fund shall deliver at the Closing a certificate of its transfer agent stating that the records maintained by the transfer agent (which shall be made available to the Acquiring Fund) contain the names and addresses of the Acquired Fund shareholders and the number of outstanding Acquired Fund shares owned by each such shareholder as of the Effective Time. The Acquiring Fund shall certify at the Closing that the Acquiring Fund Shares required to be issued by it pursuant to this Agreement have been issued and delivered as required herein.

     3.5 At the Closing, each party to this Agreement shall deliver to the other such bills of sale, liability assumption agreements, checks, assignments, share certificates, if any, receipts or other similar documents as such other party or its counsel may reasonably request.

4.   REPRESENTATIONS AND WARRANTIES

     4.1 The Acquired Fund represents, warrants and covenants to the Acquiring Fund as follows:

     (a) Great Hall is a corporation duly organized, validly existing and in good standing under the laws of the state of Minnesota with power under its articles of incorporation to own all of its properties and assets and to carry on its business as it is now conducted;

     (b) Great Hall is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and of each series of shares offered by Great Hall (including the Acquired Fund shares) under the Securities Act of 1933, as amended (the "1933 ACT"), is in full force and effect;

     (c) Shares of the Acquired Fund are registered in all jurisdictions in which they are required to be registered under state securities laws and any other applicable laws; said registrations, including any periodic reports or supplemental filings, are complete and current in all material respects; all fees required to be paid in connection with such registrations have been paid; and the Acquired Fund is not subject to any stop orders, and is fully qualified to sell its shares in any state in which its shares have been registered;

     (d) The Prospectus and Statement of Additional Information of the Acquired Fund, as of the date hereof and up to and including the Effective Time, conform and will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

     (e) The Acquired Fund is not in violation, and the execution, delivery and performance of this Agreement will not result in a violation, of Great Hall's articles of incorporation or bylaws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound;

     (f) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the best of the Acquired Fund's knowledge, threatened against the Acquired Fund or any of its properties or assets. The Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

     (g) The Statement of Assets and Liabilities of the Acquired Fund as of the end of its fiscal year ended July 31, 1996, have been audited by KPMG Peat Marwick LLP, independent accountants, and are in accordance with generally accepted accounting principles consistently applied, and such statement (a copy of which has been furnished to the Acquiring Fund) presents fairly, in all material respects, the financial position of the Acquired Fund as of such date, and there are no known material contingent liabilities of the Acquired Fund as of such date not disclosed therein;

     (h) Since the end of the Acquired Fund's most recently concluded fiscal year, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, except as otherwise disclosed to the Acquiring Fund. For the purposes of this paragraph (h), a decline in net asset value per share of the Acquired Fund, the discharge or incurrence of Acquired Fund liabilities in the ordinary course of business, or the redemption of Acquired Fund shares by Acquired Fund shareholders, shall not constitute such a material adverse change;

     (i) All material federal and other tax returns and reports of the Acquired Fund required by law to have been filed prior to the Effective Time shall have been filed and shall be correct, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment shall have been asserted with respect to such returns;

     (j) For each taxable year of its operation, the Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, and the Acquired Fund intends to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for its current taxable year;

     (k) All issued and outstanding shares of the Acquired Fund are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid and non-assessable. All of the issued and outstanding shares of the Acquired Fund will, at the Effective Time, be held by the persons and in the amounts set forth in the records of the Acquired Fund, as provided in
     Section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund shares, and there is not outstanding any security convertible into any Acquired Fund shares;

     (l) At the Effective Time, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to Section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder, and upon delivery of and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act other than as disclosed to the Acquiring Fund in the Effective Time Statement;

     (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action on the part of the Acquired Fund's Board of Directors, and, subject to the approval of the Acquired Fund shareholders, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws relating to or affecting creditors' rights and to the application of equitable principles in any proceeding, whether at law or in equity;

     (n) The information to be furnished by and on behalf of the Acquired Fund for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects;

     (o) All information pertaining to the Acquired Fund, Great Hall, and their agents and affiliates and included in the Registration Statement referred to in Section 5.5 (or supplied by the Acquired Fund, Great Hall or their agents or affiliates for inclusion in said Registration Statement), on the effective date of said Registration Statement and up to and including the Effective Time, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading (other than as may timely be remedied by further appropriate disclosure);

     (p) Since the end of the Acquired Fund's most recently concluded fiscal year, there have been no material changes by the Acquired Fund in accounting methods, principles or practices, including those required by generally accepted accounting principles, except as disclosed in writing to the Acquiring Fund; and

     (q) The Effective Time Statement will be prepared in accordance with generally accepted accounting principles (except for the omission of any footnotes that would be required thereby) consistently applied and will present accurately in all material respects the assets and liabilities of the Acquired Fund as of the Effective Time, and the values of the Acquired Fund's assets and liabilities to be set forth in the Effective Time Statement will be computed as of the Effective Time using the valuation procedures set forth in the Acquired Fund's articles of incorporation and bylaws, its then-current Prospectus and Statement of Additional Information, and as may be required by the 1940 Act. At the Effective Time, the Acquired Fund will have no liabilities, whether absolute or contingent, accrued or unaccrued, which are not reflected in the Effective Time Statement.

     4.2 The Acquiring Fund represents, warrants and covenants to the Acquired Fund as follows: (a) Voyageur is a corporation duly organized, validly existing and in good standing under the laws of the state of Minnesota with power under its articles of incorporation to own all of its properties and assets and to carry on its business as it is now conducted;

     (b) Voyageur is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and of each series of shares offered by Voyageur under the 1933 Act, is in full force and effect;

     (c) At or before the Effective Time, the Acquiring Fund Shares will be registered in all jurisdictions in which they are required to be registered under state securities laws (including, but not limited to, all jurisdictions necessary to effect the Reorganization) and any other applicable laws; said registrations, including any periodic reports or supplemental filings, will be complete and current; all fees required to be paid in connection with such registrations will have been paid; and the Acquiring Fund will be in good standing, will not be subject to any stop orders, and will be fully qualified to sell its shares in any state in which its shares will have been registered;

     (d) The Prospectus and Statement of Additional Information of the Acquiring Fund, as of the effective date of the registration statement on Form N-1A in which such Prospectus and Statement of Additional Information are included and up to and including the Effective Time, if later, will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and, on the effective date of such registration statement and at all times thereafter to and including the Effective Time, if later, will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

     (e) Voyageur is not in violation, and the execution, delivery and performance of this Agreement will not result in a violation, of its articles of incorporation or bylaws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which Voyageur is a party or by which it is bound;

     (f) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the best of Voyageur's knowledge, threatened against Voyageur or the Acquiring Fund or any of its properties or assets. Neither Voyageur nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

     (g) The Acquiring Fund intends to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company in the current and future years;

     (h) All issued and outstanding shares of the Acquiring Fund, if any, are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, at the Effective Time will have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund shares, and there is not outstanding any security convertible into any Acquiring Fund shares;

     (i) At the Effective Time, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets;

     (j) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action on the part of Voyageur's Board of Directors, and at the Effective Time this Agreement will constitute a valid and binding obligation of Voyageur and the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws relating to or affecting creditors' rights and to the application of equitable principles in any proceeding, whether at law or in equity. Consummation of the transactions contemplated by this Agreement does not require the approval of the Acquiring Fund's shareholders;

     (k) The information to be furnished by and on behalf of the Acquiring Fund for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects;

     (l) Following the Reorganization, the Acquiring Fund shall determine the net asset value per share in accordance with the valuation procedures set forth in Voyageur's articles of incorporation and bylaws, and the Acquiring Fund's Prospectus and Statement of Additional Information (as the same may be amended from time to time) and as may be required by the 1940 Act; and

     (m) The Registration Statement referred to in Section 5.5, on its effective date and up to and including the Effective Time, will (i) conform in all material respects to the applicable requirements of the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 ACT"), and the 1940 Act and the rules and regulations of the Commission thereunder, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading (other than as may timely be remedied by further appropriate disclosure); provided, however, that the representations and warranties in clause (ii) of this paragraph shall not apply to statements in (or omissions from) the Registration Statement concerning the Acquired Fund, Great Hall, their agents and affiliates, and Insight (or supplied by the Acquired Fund, Great Hall, or their agents or affiliates for inclusion in said Registration Statement).

5.   COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     5.1 The Acquired Fund will operate its business in the ordinary course between the date hereof and the Effective Time, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distributions that may be advisable (which may include distributions prior to the Effective Time of net income and/or net realized capital gains not previously distributed). Between the date hereof and the Effective Time, the Acquired Fund will not acquire any securities which are not permissible investments for the Acquiring Fund.

     5.2 Great Hall will call a meeting of the Acquired Fund's shareholders to consider and act upon this Agreement and to take all other action reasonably necessary to obtain approval of the transactions contemplated herein.

     5.3 Great Hall will assist Voyageur in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

     5.4 Subject to the provisions of this Agreement, Voyageur and Great Hall will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     5.5 Great Hall will provide Voyageur with information reasonably necessary with respect to Great Hall and the Acquired Fund and its agents and affiliates in connection with Voyageur's preparation of the Registration Statement on Form N-14 of Voyageur (the "REGISTRATION STATEMENT"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act.

     5.6 Voyageur agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such state blue sky or securities laws as may be necessary in order to conduct its operations after the Effective Time.

         5.7 Following the reorganization, Voyageur shall comply in all material respects with all applicable provisions of Section 15(f) of the 1940 Act.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

     The obligations of Great Hall to consummate the transactions provided for herein shall be subject, at its election, to the performance by Voyageur of all the obligations to be performed by it hereunder at or before the Effective Time, and, in addition thereto, the following further conditions (any of which may be waived by Great Hall, in its sole and absolute discretion):

     6.1 All representations and warranties of Voyageur and the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time with the same force and effect as if made at such time;

     6.2 Voyageur and the Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to Great Hall and dated as of the date of the Closing, to the effect that the representations and warranties of Voyageur and the Acquiring Fund made in this Agreement are true and correct at the Effective Time, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as Great Hall shall reasonably request;

     6.3 The Acquiring Fund shall have delivered to the Acquired Fund the certificate as to the issuance of Acquiring Fund shares contemplated by the second sentence of Section 3.4;

     6.4 The Acquiring Fund's investment adviser shall have paid or agreed to pay the costs incurred by Voyageur and Great Hall in connection with the Reorganization, including the fees and expenses associated with the preparation and filing of the Registration Statement referred to in Section 5.5 above, and the expenses of printing and mailing the prospectus/proxy statement, soliciting proxies and holding the Acquired Fund shareholder meeting required to approve the transactions contemplated by this Agreement; and

     6.5 The Acquired Fund shall have received an opinion from Dorsey & Whitney LLP, counsel to the Acquiring Fund, dated as of the Closing Date, to the effect that:

     (a) Voyageur is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Minnesota, with the corporate power to own all properties and assets to be acquired pursuant to this Agreement and to conduct its business as described in the Registration Statement following the Effective Time;

     (b) the Agreement has been duly authorized by all requisite corporate action, executed and delivered by Voyageur on behalf of the Acquiring Fund and, assuming due authorization, execution and delivery of the Agreement by the Acquired Fund, constitutes the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or other similar law of general application affecting creditors' rights, including (without limitation) applicable fraudulent transfer laws and court decisions relating thereto and subject to the effect of general principles of equity, including (without limitation) concepts of materiality, reasonableness, good faith and fair dealing, and other similar doctrines affecting the enforcement of agreements generally (regardless of whether considered in a proceeding in equity or at law);

     (c) the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders as provided by this Agreement have been duly authorized and reserved for issuance and upon issuance, delivery and payment therefor as described in the Agreement will be validly issued, fully paid and nonassessable, and no shareholder of the Acquiring Fund will have any preemptive rights to subscription or purchase in respect thereof;

     (d) the execution and delivery of the Agreement and the Reorganization will not violate or conflict with Voyageur's Articles of Incorporation or Bylaws or any material agreement (known to such counsel) to which Voyageur on behalf of the Acquiring Fund or the Acquiring Fund is a party or by which Voyageur on behalf of the Acquiring Fund or the Acquiring Fund is bound;

     (e) no consent, approval, authorization or order of and no notice to or filing with, any court or governmental agency or body of the United States is required to be obtained for the Reorganization, except such as have been obtained or made under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws;

     (f) such counsel does not know of any pending or overtly threatened lawsuits or claims against Voyageur or the Acquiring Fund with respect to the Reorganization or which is required to be described in the Registration Statement or the Prospectus/Proxy Statement that is not described as required;

     (g) to such counsel's knowledge, the Acquiring Fund is registered as an investment company under the 1940 Act and such registration is in full force and effect; and

     (h) the Registration Statement conforms in all material respects to the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations of the Commission thereunder. Such counsel also shall state that they have reviewed with certain officers of Voyageur and representatives of Voyageur and the Acquiring Fund the contents of the Registration Statement and related matters, and, although they are not verifying and are not passing upon and do not assume any responsibility for the accuracy and completeness of the statements contained in the Prospectus/Proxy Statement or the Registration Statement, on the basis of the foregoing (relying substantially as to materiality upon the opinions of officers of Voyageur and representatives of Voyageur and the Acquiring
     Fund), no facts have come to their attention that lead them to believe that the Registration Statement as of its effective date, as of the date of the Acquired Fund Shareholders' meeting and as of the Effective Time, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that such statement shall not apply to statements contained in, or omissions from, the Prospectus/Proxy Statement and the Registration
     Statement concerning the Acquired Fund, Great Hall, their agents and affiliates, and Insight (or supplied by the Acquired Fund, Great Hall, or their agents or affiliates for inclusion in said Prospectus/Proxy Statement or Registration Statement). Such counsel may state that such counsel expresses no view with respect to the financial statements, the notes thereto and the related schedules and other financial or statistical data included in the Registration Statement or the Prospectus/Proxy Statement. Such opinion may state that such opinion is solely for the benefit of Great Hall on behalf of the Acquired Fund, the Acquired Fund, and Great Hall's directors and officers on behalf of the Acquired Fund. Such opinion may (i) rely upon the opinion of other counsel, provided such counsel is reasonably acceptable to the Acquired Fund, to the extent set forth in the opinion,
     (ii) provide that references to the knowledge or best of knowledge of such counsel shall mean the information the attorneys who have represented Voyageur and the Acquiring Fund in connection with the Reorganization and all attorneys currently employed by counsel to Voyageur who have worked on matters for Voyageur within the past 12 months actually receive from officers of Voyageur or authorized representatives of Voyageur or the Acquiring Fund, without independent inquiry by counsel, and (iii)include other customary qualifications and exceptions reasonably acceptable to the Acquired Fund.

     In this Section 6.5, references to the Prospectus/Proxy Statement include and relate only to the text of such Prospectus/Proxy Statement and Appendices B, C, and D thereto and not to any other exhibits or attachments thereto or to any documents incorporated by reference therein.

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder at or before the Effective Time and, in addition thereto, the following conditions
(any of which may be waived by the Acquiring Fund, in its sole and absolute discretion):

     7.1 All representations and warranties of Great Hall and the Acquired Fund contained in this Agreement shall be true and correct as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time with the same force and effect as if made at such time.

     7.2 The Acquired Fund shall have delivered to the Acquiring Fund the Effective Time Statement.

     7.3 Great Hall and the Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquiring Fund and dated as of the date of the Closing, to the effect that the representations and warranties of Great Hall and the Acquired Fund made in this Agreement are true and correct at the Effective Time, except as they may be affected by the transactions contemplated by this Agreement.

     7.4 The Acquired Fund shall have delivered to the Acquiring Fund the written instructions to the custodian for the Acquired Fund contemplated by
Section 3.2.

     7.5 The Acquired Fund shall have delivered to the Acquiring Fund the certificate as to its shareholder records contemplated by the first sentence of
Section 3.4.

     7.6 At or prior to the Effective Time, the expenses incurred by the Acquired Fund (or accrued up to the Effective Time) shall have been maintained by the Acquired Fund's investment adviser or otherwise so as not to exceed any applicable contractual or state-imposed expense limitations.

     7.7 At or prior to the Effective Time, appropriate action shall have been taken by the Acquired Fund's investment adviser or otherwise such that no unamortized organizational expenses shall be reflected in the Effective Time Statement.

     7.8 Immediately prior to the Effective Time, the Acquired Fund shall not hold any securities which are not permissible investments for the Acquiring Fund.

     7.9 The Acquiring Fund shall have received an opinion from Faegre & Benson LLP, counsel to the Acquired Fund, dated as of the Closing Date, to the effect that:

     (a) Great Hall is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Minnesota, with the corporate power to own all properties and assets to be acquired pursuant to this Agreement and to conduct its business as described in the Registration Statement;

     (b) the Agreement has been duly authorized by all requisite corporate action, executed and delivered by Great Hall on behalf of the Acquired Fund and, assuming due authorization, execution and delivery of the Agreement by the Acquiring Fund, constitutes the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, subject as to enforcement, to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or other similar law of general application affecting creditors' rights, including (without limitation) applicable fraudulent transfer laws and court decisions relating thereto and subject to the effect of general principles of equity, including (without limitation) concepts of materiality, reasonableness, good faith and fair dealing, and other similar doctrines affecting the enforcement of agreements generally (regardless of whether considered in a proceeding in equity or at law);

     (c) the execution and delivery of the Agreement and the Reorganization will not violate or conflict with the Articles of Incorporation or Bylaws of Great Hall or any material agreement (known to such counsel) to which Great Hall on behalf of the Acquired Fund or the Acquired Fund is a party or by which Great Hall on behalf of the Acquired Fund or the Acquired Fund is bound;

     (d) no consent, approval, authorization or order of and no notice to or filing with, any court or governmental agency or body of the United States is required to be obtained or made by the Acquired Fund for the Reorganization pursuant to the Agreement, except such as have been obtained or made under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws;

     (e) such counsel does not know of any pending or overtly threatened lawsuits or claims against Great Hall or the Acquired Fund with respect to the Reorganization or which is required to be described in the Registration Statement or the Prospectus/Proxy Statement that is not described as required; and

     (f) to such counsel's knowledge, Great Hall is registered as an investment company under the 1940 Act and such registration is in full force and effect. Such counsel also shall state that they have reviewed with certain officers of Great Hall and representatives of Great Hall and the Acquired Fund the contents of the Registration Statement and related matters, and, although they are not verifying and are not passing upon and do not assume any responsibility for the accuracy and completeness of the statements contained in the Prospectus/Proxy Statement or the Registration Statement, on the basis of the foregoing (relying substantially as to materiality upon the opinions of officers of Great Hall and representatives of Great Hall and the Acquired Fund), no facts have come to their attention that lead them to believe that the Registration Statement as of its effective date, as of the date of the Acquired Fund Shareholders' meeting and as of the Effective Time, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein concerning the Acquired Fund, Great Hall, their agents and affiliates (or supplied by any such person for inclusion to the Prospectus/Proxy Statement and the
     Registration Statement) or necessary to make the statements therein concerning or supplied by any such persons, in light of the circumstances under which they were made, not misleading. Such counsel may state that such counsel expresses no view with respect to the financial statements, the notes thereto and the related schedules and other financial or statistical data included in the Registration Statement or the Prospectus/Proxy Statement. Such opinion may state that such opinion is solely for the benefit of Voyageur on behalf of the Acquiring Fund, the Acquiring Fund, and Voyageur's directors and officers on behalf of the
     Acquiring Fund. Such opinion may (i) rely upon the opinion of other counsel, provided such counsel is reasonably acceptable to the Acquiring Fund, to the extent set forth in the opinion, (ii) provide that references to the knowledge or best of knowledge of such counsel shall mean the information the attorneys who have represented Great Hall and the Acquired Fund in connection with the Reorganization and all attorneys currently employed by counsel to Great Hall who have worked on matters for Great Hall within the past 12 months actually receive from officers of Great Hall or authorized representatives of Great Hall or the Acquired Fund, without independent inquiry by counsel, and (iii) include other customary qualifications and exceptions reasonably acceptable to the Acquiring Fund.

     In this Section 7.9, references to the Prospectus/Proxy Statement include and relate only to the text of such Prospectus/Proxy Statement and Appendices B, C, and D thereto and not to any other exhibits or attachments thereto or to any documents incorporated by reference therein.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     The  following  shall  constitute  further  conditions   precedent  to  the
consummation of the Reorganization:

     8.1 This Agreement, the Amendment and the transactions contemplated herein and therein shall have been approved by the requisite votes of (a) the Board of Directors of each of Voyageur and Great Hall, and (b) the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of their respective articles of incorporation and bylaws and applicable law, and each of Voyageur and Great Hall shall have delivered certified copies of the resolutions evidencing such approvals to the other party. Notwithstanding anything herein to the contrary, neither Voyageur on behalf of the Acquiring Fund nor Great Hall on behalf of the Acquired Fund may waive the conditions set forth in this Section 8.1.

     8.2 As of the Effective Time, no action, suit or other proceeding shall be, to the knowledge of either party to this Agreement, threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

     8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5 The parties shall have received the opinion of Dorsey & Whitney LLP addressed to Great Hall and Voyageur, dated as of the date of the Closing, and based in part on certain representations to be furnished by Great Hall on behalf of the Acquired Fund, Voyageur on behalf of the Acquiring Fund, and VFM, substantially to the effect that:

     (a) the Reorganization will constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and the Acquiring Fund and the Acquired Fund each will qualify as a party to the Reorganization under
     Section 368(b) of the Code;

     (b) the Acquired Fund shareholders will recognize no income, gain or loss upon receipt, pursuant to the Reorganization, of the Acquiring Fund Shares. Acquired Fund shareholders subject to taxation will recognize income upon receipt of any net investment income or net capital gains of the Acquired Fund which are distributed by the Acquired Fund prior to the Effective Time;

     (c) the tax basis of the Acquiring Fund Shares received by each Acquired Fund shareholder pursuant to the Reorganization will be equal to the tax basis of the Acquired Fund shares exchanged therefor;

     (d) the holding period of the Acquiring Fund Shares received by each Acquired Fund shareholder pursuant to the Reorganization will include the period during which the Acquired Fund shareholder held the Acquired Fund shares exchanged therefor, provided that the Acquired Fund shares were held as a capital asset at the Effective Time;

     (e) the Acquired Fund will recognize no income, gain or loss by reason of the Reorganization;

     (f) the Acquiring Fund will recognize no income, gain or loss by reason of the Reorganization;

     (g) the tax basis of the assets received by the Acquiring Fund pursuant to the Reorganization will be the same as the basis of those assets in the hands of the Acquired Fund as of the Effective Time;

     (h) the holding period of the assets received by the Acquiring Fund pursuant to the Reorganization will include the period during which such assets were held by the Acquired Fund; and

     (i) the Acquiring Fund will succeed to and take into account the earnings and profits, or deficit in earnings and profits, of the Acquired Fund as of the Effective Time.

     8.6 The Amendment shall have been filed in accordance with the applicable provisions of Minnesota law.

9.   INDEMNIFICATION

     9.1 Voyageur on behalf of the Acquiring Fund agrees to indemnify and hold harmless Great Hall and the Acquired Fund and each of Great Hall's directors and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which, jointly or severally, Great Hall and the Acquired Fund or any of Great Hall's directors or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by Voyageur or the Acquiring Fund of any of their representations, warranties, covenants or agreements set forth in this Agreement.

     9.2 Great Hall on behalf of the Acquired Fund agrees to indemnify and hold harmless Voyageur and the Acquiring Fund and each of Voyageur's directors and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which, jointly or severally, Voyageur and the Acquiring Fund or any of Voyageur's directors or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by Great Hall or the Acquired Fund of any of their representations, warranties, covenants or agreements set forth in this Agreement.

10.  ENTIRE AGREEMENT; SURVIVAL OF REPRESENTATIONS AND WARRANTIES

     10.1 Voyageur on behalf of the Acquiring Fund and Great Hall on behalf of the Acquired Fund agree that neither party has made any representation, warranty, covenant or agreement not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations and warranties contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereby.

11.  TERMINATION

     This Agreement and the transactions contemplated hereby may be terminated and abandoned by either party by resolution of the party's Board of Directors at any time prior to the Effective Time, if circumstances should develop that, in the good faith opinion of such board, make proceeding with this Agreement and such transactions not in the best interest of the applicable party's shareholders.

12.  AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of Great Hall and Voyageur; provided, however, that following the meeting of the Acquired Fund shareholders called by Great Hall pursuant to Section 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.  NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, addressed to Voyageur at 90 South Seventh Street, Suite 4400, Minneapolis, Minnesota 55402,
Attention: President (with a copy to Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, Minnesota55402, Attention: Kathleen L. Prudhomme) or Great Hall, 60 South Sixth Street, Minneapolis, MN 55402, Attention: President (with a copy to Faegre & Benson LLP, 2200 Norwest Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, Attention: Matthew L. Thompson).

14.  HEADINGS; COUNTERPARTS; ASSIGNMENT; MISCELLANEOUS

     14.1 The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same agreement.

     14.3 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the prior written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14 .4 The validity, interpretation and effect of this Agreement shall be governed exclusively by the laws of the State of Minnesota, without giving effect to the principles of conflict of laws thereof.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.

                                           VOYAGEUR MUTUAL FUNDS, INC.
                                           on behalf of
                                           VOYAGEUR NATIONAL HIGH YIELD
                                                 MUNICIPAL BOND FUND

                                           By_______________________________

                                           Name_____________________________

                                           Title____________________________

                                           GREAT HALL INVESTMENT FUNDS, INC.
                                           on behalf of
                                           GREAT HALL NATIONAL TAX-EXEMPT
                                           FUND

                                           By_______________________________

                                           Name_____________________________

                                           Title____________________________



                EXHIBIT 1 TO AGREEMENT AND PLAN OF REORGANIZATION

                              ARTICLES OF AMENDMENT
                                       TO
                       RESTATED ARTICLES OF INCORPORATION
                                       OF
                        GREAT HALL INVESTMENT FUNDS, INC.

     The undersigned officer of Great Hall Investment Funds, Inc. (the "Corporation"), a corporation subject to the provisions of Chapter 302A of the Minnesota Statutes, hereby certifies that the Corporation's Board of Directors and shareholders, at meetings held August 21, 1996, and November __, 1996, respectively, adopted the resolutions hereinafter set forth; and such officer further certifies that the amendments to the Corporation's Restated Articles of Incorporation set forth in such resolutions were adopted pursuant to said Chapter 302A.

     WHEREAS, the Corporation is registered as an open end management investment company (i.e., a mutual fund) under the Investment Company Act of 1940 and offers its shares to the public in several series, each of which represents a separate and distinct portfolio of assets; and

     WHEREAS, it is desirable and in the best interests of the holders of the Series E common shares of the Corporation that the assets belonging to such series be sold to Voyageur Mutual Funds, Inc. ("Voyageur"), a Minnesota corporation and an open end management investment company registered under the Investment Company Act of 1940, in exchange for the Series J shares of Voyageur (also known as the "Voyageur National High Yield Municipal Bond Fund"); and

     WHEREAS, the Corporation wishes to provide for the pro rata distribution of such shares of Voyageur received by it to holders of the Corporation's Series E shares and the simultaneous cancellation, redemption and retirement of the outstanding Series E shares of the Corporation; and

     WHEREAS, the Corporation and Voyageur have entered into an Agreement and Plan of Reorganization providing for the foregoing transactions; and

     WHEREAS, the Agreement and Plan of Reorganization requires that, in order to bind all holders of the Corporation Series E shares to the foregoing transactions, and in particular to bind such holders to the cancellation and retirement of the outstanding Series E shares of the Corporation, it is necessary to adopt an amendment to the Corporation's Restated Articles of Incorporation.

     NOW, THEREFORE, BE IT RESOLVED, that the Corporation's Restated Articles of Incorporation be, and the same hereby are, amended to add the following
     Article 5B following Article 5 thereof:

          5B. (a) For purposes of this Article 5B, the following terms shall have the following meanings:

          "CORPORATION" means this corporation.

          "VOYAGEUR" means Voyageur Mutual Funds, Inc., a Minnesota corporation.

          "ACQUIRED   FUND"  means  the  portfolio  of  assets  and  liabilities represented by the Corporation's Series E shares.

          "ACQUIRED FUND SHARES" means the Corporation's Series E shares.

          "ACQUIRING FUND" means Voyageur's National High Yield Municipal Bond Fund, which is represented by Voyageur's Series J shares.

          "CLASS A ACQUIRING FUND SHARES" means the Acquiring Fund's Class A shares.

          "EFFECTIVE TIME" means 4:00 p.m. Eastern time on the date upon which these Articles of Amendment are filed with the Minnesota Secretary of State.

          (b) At the Effective Time, the assets belonging to the Acquired Fund, the Special Liabilities associated with such assets, and the General Assets and General Liabilities allocated to the Acquired Fund, shall be sold to and assumed by the Acquiring Fund in return for Class A Acquiring Fund Shares, all pursuant to the Agreement and Plan of Reorganization between the Corporation and Voyageur relating thereto. For purposes of the foregoing, the terms "assets belonging to," "Special Liabilities," "General Assets" and "General Liabilities" have the meanings assigned to them in
     Article 7 of the Corporation's Restated Articles of Incorporation.

          (c) The number of Class A Acquiring Fund Shares to be received by the Acquired Fund and distributed by it to the respective Acquired Fund shareholders shall be determined as follows:

               (i) The net asset value per share of the Acquired Fund Shares shall be computed as of the Effective Time using the valuation procedures set forth in the Acquired Fund's Restated Articles of Incorporation, its bylaws, its then-current Prospectus and Statement of Additional Information, and as may be required by the Investment Company Act of 1940, as amended.

               (ii) The total number of Class A Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the assets and liabilities of the Acquired Fund shall have an aggregate net asset value equal to the aggregate net asset value of all of the Acquired Fund Shares immediately prior to the Effective Time, as determined pursuant to (i) above.

               (iii) Immediately after the Effective Time, the Acquired Fund shall distribute to the Acquired Fund shareholders in liquidation of the Acquired Fund pro rata (based upon the ratio that the number of Acquired Fund Shares owned by each Acquired Fund shareholder immediately prior to the Effective Time bears to the total number of issued and outstanding Acquired Fund Shares immediately prior to the Effective Time) the full and fractional Class A Acquiring Fund Shares received by the Acquired Fund pursuant to (i) and (ii) above. Accordingly, each holder of Acquired Fund Shares shall receive, immediately after the Effective Time, Class A Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund Shares owned by such Acquired Fund shareholder immediately prior to the Effective Time.

          (d) The distribution of Class A Acquiring Fund Shares to Acquired Fund shareholders provided for in paragraph (c) above shall be accomplished by the issuance of such Class A Acquiring Fund Shares to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders representing the numbers of Class A Acquiring Fund Shares due each such shareholder pursuant to the foregoing provisions. All issued and outstanding Acquired Fund Shares shall simultaneously be canceled on the books of the Acquired Fund, redeemed and retired. From and after the Effective Time, share certificates formerly representing Acquired Fund Shares shall represent the numbers of Class A Acquiring Fund Shares determined in accordance with the foregoing provisions.

          (e) From and after the Effective Time, the Acquired Fund Shares canceled and retired pursuant to paragraph (d) above shall have the status of authorized and unissued common shares of the Corporation without designation as to series.

     IN WITNESS WHEREOF, the undersigned officer of the Corporation has executed these Articles of Amendment on behalf of the Corporation on November __, 1996.

                                              GREAT HALL INVESTMENT FUNDS, INC.

                                              By_______________________________

                                              Name_____________________________

                                              Title____________________________

                                                                      APPENDIX B

                                  VOYAGEUR FUND

                  INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

               INVESTMENT OBJECTIVE AND POLICIES OF VOYAGEUR FUND

     The investment objective of Voyageur Fund is to seek a high level of current income exempt from federal income tax primarily through investment in a portfolio of medium- and lower-grade Municipal Obligations. The Fund does not purchase insurance on its portfolio securities. The Fund will attempt to invest 100% (and as a matter of fundamental policy during normal circumstances will invest at least 80%) of the value of its net assets in Municipal Obligations the interest on which is exempt from regular federal income tax. The Fund may invest without limit in securities that generate interest that is an item of tax preference for purposes of federal alternative minimum tax ("AMT"). In normal circumstances the weighted average maturity of the investment portfolio of the Fund is expected to be approximately 15 to 25 years. However, if VFM determines that market conditions warrant a shorter average maturity, the Fund's investments will be adjusted accordingly. During times of adverse market conditions when a defensive investment posture is warranted, the Fund may temporarily select investments without regard to the foregoing policies.

     There are risks in any investment program, and there is no assurance that Voyageur Fund's investment objective will be achieved. The value of the Fund's shares will fluctuate with changes in the market value of its investments. The Fund's investment objective and certain other investment policies explicitly designated herein as such are fundamental, which means that they cannot be changed without the vote of the Fund's shareholders as provided in the 1940 Act. The Fund will invest at least 65% of its total assets, in normal market or economic situations, in medium- and lower-grade Municipal Obligations rated, at the time of investment, between BBB and B- (inclusive) by Standard & Poor's Ratings Group ("S&P"), Baa and B3 (inclusive) by Moody's Investors Service, Inc. ("Moody's"), or BBB and B- (inclusive) by Fitch Investors Service, LP ("Fitch"), and Municipal Obligations determined by VFM to be of comparable quality.

     Medium-grade Municipal Obligations are rated BBB by S&P or Fitch, Baa by Moody's or determined by VFM to be of comparable quality. Municipal Obligations rated BBB by S&P or Fitch generally are regarded by S&P or Fitch as having an adequate capacity to pay interest and repay principal; adverse economic conditions or changing circumstances are, however, more likely in S&P's or Fitch's view to lead to a weakened capacity to pay interest and repay principal as compared with higher rated Municipal Obligations. Municipal Obligations rated Baa by Moody's generally are considered by Moody's as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. In Moody's view, interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. In Moody's view, such securities lack outstanding investment characteristics and have speculative characteristics as well.

     The Fund may invest in lower-grade Municipal Obligations rated, at the time of investment, no lower than B-by S&P or Fitch or B3 by Moody's, and in municipal securities determined by VFM to be of comparable quality. Municipal Obligations rated B by S&P or Fitch generally are regarded by S&P or Fitch, on balance, as predominantly speculative with respect to capacity to pay interest or repay principal in accordance with the terms of the obligations. While such securities will likely have some quality and protective characteristics, in S&P's or Fitch's view these are outweighed by large uncertainties or major risk exposure to adverse conditions. Securities rated B by Moody's are viewed by Moody's as generally lacking characteristics of the desirable investment. In Moody's view, assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     The Fund will not make initial investments in Municipal Obligations rated, at the time of investment, below B-by S&P or Fitch or below B3 by Moody's, or in Municipal Obligations determined by VFM to be of comparable quality. The Fund may retain Municipal Obligations which are downgraded after investment. There is no minimum rating with respect to securities that the Fund may hold if downgraded after investment. See Appendix A to the Statement of Additional Information relating to the Prospectus/Proxy Statement (the "Statement of Additional Information") for a description of Municipal Obligations ratings.

     Investment in medium- and lower-grade securities involves special risks as compared with investment in higher-grade securities, including potentially greater sensitivity to a general economic downturn or to a significant increase in interest rates, greater market price volatility and less liquid secondary market trading. See "Risks and Special Investment Considerations." There can be no assurance that the Fund will achieve its investment objective, and the Fund may not be an appropriate investment for all investors. Furthermore, interest on certain "private activity" obligations in which the Fund may invest is treated as a preference item for the purpose of calculating the federal alternative minimum tax and, accordingly, a portion of the income produced by the Fund may be taxable under the federal alternative minimum tax. The Fund may not be a suitable investment for investors who are already subject to the alternative minimum tax or who would become subject to the alternative minimum tax as a result of an investment in the Fund. See "Distributions to Shareholders and Taxes--Taxes" in Appendix D to the Prospectus/Proxy Statement.

     At times VFM may judge that conditions in the markets for medium- and lower-grade Municipal Obligations make pursuing the Fund's basic investment strategy of investing primarily in such Municipal Obligations inconsistent with the best interests of shareholders. At such times, the Fund may invest all or a portion of its assets in higher-grade Municipal Obligations and in Municipal Obligations determined by VFM to be of comparable quality. Although such higher-grade  Municipal  Obligations  generally  entail less credit  risk,  such higher-grade Municipal Obligations may have a lower yield than medium- and lower-grade Municipal Obligations and investment in such higher-grade Municipal Obligations may result in a lower yield to Fund shareholders. VFM may also judge that conditions in the markets for long- and intermediate-term Municipal Obligations in general make pursuing the Fund's basic investment strategy inconsistent with the best interests of the Fund's shareholders. At such times, the Fund may pursue strategies primarily designed to reduce fluctuations in the value of the Fund's assets, including investing the Fund's assets in high-quality, short-term Municipal Obligations and in high-quality, short-term taxable securities. See "Distributions to Shareholders and Taxes--Taxes" in Appendix D to the Prospectus/Proxy Statement.

     The Fund may invest without limitation in short-term Municipal Obligations or in taxable obligations on a temporary, defensive basis due to market conditions or, with respect to taxable obligations, for liquidity purposes. Such taxable obligations, whether purchased for liquidity purposes or on a temporary, defensive basis, may include: obligations of the U.S. Government, its agencies or instrumentalities; other debt securities rated within the three highest grades by either Moody's, Fitch or S&P; commercial paper rated in the highest grade by any such rating services (Prime-1, F-1+ or A-1, respectively); certificates of deposit and bankers' acceptances of domestic banks which have capital, surplus and undivided profits of over $100 million; high-grade taxable municipal bonds; and repurchase agreements with respect to any of the foregoing investments. The Fund also may hold its assets in cash and in securities of tax-exempt money market mutual funds.

MUNICIPAL OBLIGATIONS

     As used in this Appendix B to the Prospectus/Proxy Statement, the term "Municipal Obligations" refers to debt obligations issued by or on behalf of a state or territory or its agencies, instrumentalities, municipalities and political subdivisions. The term "Municipal Obligations" also includes Derivative Municipal Obligations as defined below.

     Municipal Obligations are primarily debt obligations issued to obtain funds for various public purposes such as constructing public facilities and making loans to public institutions. The two principal classifications of Municipal Obligations are general obligation bonds and revenue bonds. General obligation bonds are generally secured by the full faith and credit of an issuer possessing general taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or revenue source. Revenue bonds are payable only from the revenues derived from a particular source or facility, such as a tax on particular property or revenues derived from, for example, a municipal water or sewer utility or an airport. Municipal Obligations that benefit private parties in a manner different than members of the public generally (so-called private activity bonds or industrial development bonds) are in most cases revenue bonds, payable solely from specific revenues of the project to be financed. The credit quality of private activity bonds is usually directly related to the creditworthiness of the user of the facilities (or the creditworthiness of a third-party guarantor or other credit enhancement participant, if any).

     Within these principal classifications of Municipal Obligations, there is a variety of types of municipal securities. Certain Municipal Obligations may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indexes, such as a bank prime rate or a tax-exempt money market index. Accordingly, the yield on such obligations can be expected to fluctuate with changes in prevailing interest rates. Other Municipal Obligations are zero-coupon securities, which are debt obligations which do not entitle the holder to any periodic interest payments prior to maturity and are issued and traded at a discount from their face amounts. The market prices of zero-coupon securities are generally more volatile than the market prices of securities that pay interest periodically.

     Municipal Obligations also include state or municipal leases and participation interests therein. Voyageur Fund may invest in these types of obligations without limit. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities such as fire, sanitation or police vehicles or telecommunications equipment, buildings or other capital assets. Municipal lease obligations, except in certain circumstances, are considered illiquid by the staff of the Securities and Exchange Commission. Municipal lease obligations held by the Fund will be treated as illiquid unless they are determined to be liquid pursuant to guidelines established by Voyageur Fund's Board of Directors. Under these guidelines, VFM will consider factors including, but not limited to (1) whether the lease can be canceled, (2) what assurance there is that the assets represented by the lease can be sold, (3) the municipality's general credit strength (e.g., its debt, administrative, economic and financial characteristics), (4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of non-appropriation"), and (5) the legal recourse in the event of failure to appropriate. Additionally, the lack of an established trading market for municipal lease obligations may make the determination of fair market value more difficult. See "Investment Policies and Restrictions--Municipal Obligations" in the Statement of Additional Information.

     Voyageur Fund may also acquire Derivative Municipal Obligations, which are custodial receipts or trust certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain Municipal Obligations. The underwriter of these certificates or receipts typically purchases and deposits the securities in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt or trust certificate, the Fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer.

     In addition, in the event that the trust or custodial account in which the underlying security had been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, it would be subject to state income tax (but not federal income tax) on the income it earned on the underlying security, and the yield on the security paid to the Fund and its shareholders would be reduced by the amount of taxes paid. Furthermore, amounts paid by the trust or custodial account to the Fund would lose their tax-exempt character and become taxable, for federal and state purposes, in the hands of the Fund and its shareholders. However, the Fund will only invest in custodial receipts which are accompanied by a tax opinion stating that interest payable on the receipts is tax-exempt. If the Fund invests in custodial receipts, it is possible that a portion of the discount at which the Fund purchases the receipts might have to be accrued as taxable income during the period that the Fund holds the receipts.

     The principal and interest payments on the Derivative Municipal Obligations underlying custodial receipts may be allocated in a number of ways. For example, payments may be allocated such that certain custodial receipts may have variable or floating interest rates and others may be stripped securities which pay only the principal or interest due on the underlying Municipal Obligations. Voyageur Fund may also invest in custodial receipts which are "inverse floating obligations" (also sometimes referred to as "residual interest bonds"). These securities pay interest rates that vary inversely to changes in the interest rates of specified short-term Municipal Obligations or an index of short-term Municipal Obligations. Thus, as market interest rates increase, the interest rates on inverse floating obligations decrease. Conversely, as market rates decline, the interest rates on inverse floating obligations increase. Such securities have the effect of providing a degree of investment leverage, since the interest rates on such securities will generally change at a rate which is a multiple of the change in the interest rates of the specified Municipal Obligations or index. As a result, the market values of inverse floating obligations will generally be more volatile than the market values of other Municipal Obligations and investments in these types of obligations will increase the volatility of the net asset value of shares of the Fund.

ILLIQUID SECURITIES

     Voyageur Fund may invest up to 15% of its net assets in illiquid securities. A security is considered illiquid if it cannot be sold in the ordinary course of business within seven days at approximately the price at which it is valued. Illiquid securities may offer a higher yield than securities which are more readily marketable, but they may not always be marketable on advantageous terms.

     The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Voyageur Fund may be restricted in its ability to sell such securities at a time when VFM deems it advisable to do so. In addition, in order to meet redemption requests, the Fund may have to sell other assets, rather than such illiquid securities, at a time which is not advantageous.

     Certain securities in which Voyageur Fund may invest, including municipal lease obligations, certain restricted securities and commercial paper issued pursuant to the private placement exemption of Section 4(2) of the Securities Act of 1933, historically have been considered illiquid by the staff of the Securities and Exchange Commission. In accordance with more recent staff positions, however, the Fund will treat such securities as liquid and not subject to the above 15% limitation when they have been determined to be liquid by VFM subject to the oversight of and pursuant to procedures adopted by the Voyageur Board of Directors. See "Investment Policies and Restrictions--Illiquid Investments" in the Statement of Additional Information.

MISCELLANEOUS INVESTMENT PRACTICES

FORWARD COMMITMENTS

     New issues of Municipal Obligations and other securities are often purchased on a "when issued" or delayed delivery basis, with delivery and payment for the securities normally taking place 15 to 45 days after the date of the transaction. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. Voyageur Fund may enter into such "forward commitments" if it holds, and maintains until the settlement date in a segregated account, cash or high-grade liquid debt obligations in an amount sufficient to meet the purchase price. There is no percentage limitation on the Fund's total assets which may be invested in forward commitments. Municipal Obligations purchased on a when-issued basis and the securities held in the Fund's portfolio are subject to changes in value (both generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Municipal Obligations purchased on a when-issued basis may expose the Fund to risk because they may experience such fluctuations prior to their actual delivery. Purchasing Municipal Obligations on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Any significant commitment by the Fund to the purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value. Although Voyageur Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, it may dispose of a commitment prior to settlement if the Fund's investment manager deems it appropriate to do so. The Fund may realize short-term profits or losses upon the sale of forward commitments.

REPURCHASE AGREEMENTS

     Voyageur Fund may enter into repurchase agreements with respect to not more than 10% of its total assets (taken at current value), except when investing for defensive purposes during times of adverse market conditions. The Fund may enter into repurchase agreements with respect to any securities which it may acquire consistent with its investment policies and restrictions.

     A repurchase agreement involves the purchase by the Fund of securities with the condition that, after a stated period of time, the original seller (a member bank of the Federal Reserve System or a recognized securities dealer) will buy back the same securities ("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. In the event the original seller defaults on its obligation to repurchase, as a result of its bankruptcy or otherwise, the Fund will seek to sell the collateral, which action could involve costs or delays. In such case, the Fund's ability to dispose of the collateral to recover such investment may be restricted or delayed. While collateral will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest due thereunder), to the extent proceeds from the sale of collateral were less than the repurchase price, the Fund could suffer a loss. See "Investment Policies and Restrictions--Taxable Obligations" in the Statement of Additional Information.

REVERSE REPURCHASE AGREEMENTS

     Voyageur Fund may engage in "reverse repurchase agreements" with banks and securities dealers with respect to not more than 10% of its total assets. Reverse repurchase agreements are ordinary repurchase agreements in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. Because certain of the incidents of ownership of the security are retained by the Fund, reverse repurchase agreements are considered a form of borrowing by the Fund from the buyer, collateralized by the security. At the time the Fund enters into a reverse repurchase agreement, cash, U.S. Government securities or other liquid high grade debt obligations having a value sufficient to make payments for the securities to be repurchased will be segregated, and will be marked to market daily and maintained throughout the period of the obligation. Reverse repurchase agreements may be used as a means of borrowing for investment purposes subject to the 10% limitation set forth above. This speculative technique is referred to as leveraging. Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by income from or appreciation of the securities purchased. Because the Fund does not currently intend to utilize reverse repurchase agreements in excess of 10% of total assets, the Fund believes the risks to principal of leveraging through reverse repurchase agreements are reduced. VFM believes that the limited use of leverage may facilitate the Fund's ability to provide current income.

OPTIONS AND FUTURES

     Voyageur Fund may utilize put and call transactions and may utilize futures transactions to hedge against market risk and facilitate portfolio management. See "Investment Policies and Restrictions--Options and Futures Transactions" in the Statement of Additional Information. Options and futures may be used to attempt to protect against possible declines in the market value of the Fund's portfolio resulting from downward trends in the debt securities markets (generally due to a rise in interest rates), to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio or to establish a position in the securities markets as a temporary substitute for purchasing particular securities. The use of options and futures is a function of market conditions. Other transactions may be used by the Fund in the future for hedging purposes as they are developed to the extent deemed appropriate by the Voyageur Board of Directors.

OPTIONS ON SECURITIES

     Voyageur Fund may write (i.e., sell) covered put and call options and purchase put and call options on the securities in which it may invest and on indices of securities in which it may invest, to the extent such put and call options are available.

     A put option gives the buyer of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date, at a predetermined price.

     In purchasing a call option, the Fund would be in a position to realize a gain if, during the option period, the price of the security increased by an amount in excess of the premium paid. It would realize a loss if the price of the security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, the Fund would be in a position to realize a gain if, during the option period, the price of the security declined by an amount in excess of the premium paid. It would realize a loss if the price of the security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would be lost by the Fund.

     If a put option written by the Fund were exercised, the Fund would be obligated to purchase the underlying security at the exercise price. If a call option written by the Fund were exercised, the Fund would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold to the Fund at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Fund at a lower price than its current market value. These risks could be reduced by entering into a closing transaction as described in Appendix B to the Statement of Additional Information. The Fund retains the premium received from writing a put or call option whether or not the option is exercised.

     Over-the-counter options are purchased or written by the Fund in privately negotiated transactions. Such options are illiquid, and it may not be possible for the Fund to dispose of an option it has purchased or terminate its obligations under an option it has written at a time when VFM believes it would be advantageous to do so. Over-the-counter options are subject to the Fund's 15% illiquid investment limitation. See Appendix B to the Statement of Additional Information for a further discussion of the general characteristics and risks of options.

     Participation in the options market involves investment risks and transaction costs to which Voyageur Fund would not be subject absent the use of this strategy. If VFM's predictions of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategy was not used. Risks inherent in the use of options include (1) dependence on VFM's ability to predict correctly movements in the direction of interest rates and securities prices; (2) imperfect correlation between the price of options and movements in the prices of the securities being hedged; (3) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. See "Investment Policies and Restrictions--Risks of Transactions in Futures Contracts and Options" in the Statement of Additional Information for further discussion and see Appendix B thereto for a discussion of closing transactions and other risks.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     Voyageur Fund may enter into contracts for the purchase or sale for future delivery of fixed income securities or contracts based on financial indices including any index of securities in which the Fund may invest ("futures contracts") and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. Options on futures contracts to be written or purchased by the Fund will be traded on exchanges or over the counter. The successful use of such instruments draws upon VFM's experience with respect to such instruments and usually depends upon VFM's ability to forecast interest rate movements correctly. Should interest rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and would thus be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the prices of the securities hedged or used for cover will not be perfect.

     Voyageur Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements. To the extent required to comply with applicable Securities and Exchange Commission releases and staff positions, when purchasing a futures contract or writing a put option, the Fund will maintain in a segregated account cash, U.S. Government securities or other liquid high grade debt securities equal to the value of such contracts, less any margin on deposit. In addition, the rules and regulations of the Commodity Futures Trading Commission currently require that, in order to avoid "commodity pool operator" status, the Fund must use futures and options positions (a) for "bona fide hedging purposes" (as defined in the regulations) or (b) for other purposes so long as aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of the liquidation value of the Fund's portfolio. There are no other numerical limits on the Fund's use of futures contracts and options on futures contracts. For a discussion of the tax treatment of futures contracts and options on futures contracts, see "Taxes" in the Statement of Additional Information. For a further discussion of the general characteristics and risks of futures, see Appendix B to the Statement of Additional Information.

CONCENTRATION POLICY

     As a fundamental policy, Voyageur Fund may not invest 25% or more of its total assets in the securities of any industry, although, for purposes of this limitation, tax-exempt securities and U.S. Government obligations are not considered to be part of any industry. The Fund may invest 25% or more of its total assets in industrial development revenue bonds. In addition, it is possible that the Fund from time to time will invest 25% or more of its total assets in a particular segment of the municipal bond market, such as housing, health care, utility, transportation, education or industrial obligations. In such circumstances, economic, business, political or other changes affecting one bond (such as proposed legislation affecting the financing of a project; shortages or price increases of needed materials; or a declining market or need for the project) might also affect other bonds in the same segment, thereby potentially increasing market or credit risk. For a discussion of these segments of the municipal bond market, see "Investment Policies and Restrictions--Concentration Policy" in the Statement of Additional Information.

     The Voyageur Board of Directors may change any of the foregoing policies that are not specifically designated fundamental.

                   RISKS AND SPECIAL INVESTMENT CONSIDERATIONS

GENERAL

     The yields on Municipal Obligations are dependent on a variety of factors, including the financial condition of the issuer or other obligor thereon or the revenue source from which debt service is payable, general economic and monetary conditions, conditions in the relevant market, the size of a particular issue, maturity of the obligation and the rating of the issue. Generally, the value of Municipal Obligations will tend to fall as interest rates rise and will tend to increase as interest rates decrease. In addition, Municipal Obligations of longer maturity produce higher current yields than Municipal Obligations with shorter maturities but are subject to greater price fluctuation due to changes in interest rates, tax laws and other general market factors. Lower-rated Municipal Obligations generally produce a higher yield than higher-rated
Municipal Obligations due to the perception of a greater degree of risk as to the payment of principal and interest. Certain Municipal Obligations held by Voyageur Fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by the Fund during a time of declining interest rates, the Fund might not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

SPECIAL  RISK  CONSIDERATIONS   REGARDING  MEDIUM-  AND  LOWER-GRADE   MUNICIPAL
OBLIGATIONS

     Voyageur Fund invests in medium- and lower-grade Municipal Obligations. Municipal Obligations which are in the medium- and lower- grade categories generally offer a higher current yield than is offered by higher-grade Municipal Obligations but they also generally involve greater price volatility and greater credit and market risk. Credit risk relates to the issuer's ability to make timely payment of interest and principal when due. Market risk relates to the changes in market value that occur as a result of variation in the level of prevailing interest rates and yield relationships in the municipal securities market. Debt securities rated BB or below by S&P or Fitch and B or below by Moody's are commonly referred to as "junk bonds." Although Voyageur Fund primarily will invest in medium- and lower-grade Municipal Obligations, the Fund may invest in higher-grade Municipal Obligations for temporary defensive purposes. Such investments may result in lower current income than if the Fund were fully invested in medium- and lower-grade securities.

     The value of Voyageur Fund's portfolio securities can be expected to fluctuate over time. When interest rates decline, the value of a portfolio invested in fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed-income securities generally can be expected to decline. However, the secondary market prices of medium- and lower-grade Municipal Obligations are less sensitive to changes in interest rates and are more sensitive to adverse economic changes or individual issuer developments than are the secondary market prices of higher-grade debt securities. Such events also could lead to a higher incidence of defaults by issuers of medium- and lower-grade Municipal Obligations as compared with historical default rates. In addition, changes in interest rates and periods of economic uncertainty can be expected to result in increased volatility in the market price of the Municipal Obligation in the Fund's portfolio and thus in the net asset value of the Fund. Also, adverse publicity and investor perceptions, whether or not based on rational analysis, may affect the value and liquidity of medium- and lower-grade Municipal Obligations. The secondary market value of Municipal Obligations structured as zero-coupon securities and payment-in-kind securities may be more volatile in response to changes in interest rates than debt securities which pay interest periodically in cash. Investment in such securities also involves certain tax considerations.

     Increases in interest rates and changes in the economy may adversely affect the ability of issuers of medium-and lower-grade Municipal Obligations to pay interest and to repay principal, to meet projected financial goals and to obtain additional financing. In the event that an issuer of securities held by Voyageur Fund experiences difficulties in the timely payment of principal or interest and such issuer seeks to restructure the terms of its borrowings, the Fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Fund's portfolio securities relate. Further, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings, and the Fund may be unable to obtain full recovery thereof.

     To the extent that there is no established retail market for some of the medium- or lower-grade Municipal Obligations in which the Fund may invest, trading in such securities may be relatively inactive. VFM has contracted with Muller Data Corporation as pricing agent and VFM is responsible for determining the net asset value of the Fund, subject to the supervision of the Voyageur Board of Directors. During periods of reduced market liquidity and in the absence of readily available market quotations for medium- and lower-grade Municipal Obligations held in the Fund's portfolio, the ability of the pricing agent to value the Fund's securities becomes more difficult and the pricing agent's use of judgment may play a greater role in the valuation of the Fund's securities due to the reduced availability of reliable objective data. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. Further, the Fund may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist.

     Voyageur Fund may invest in zero-coupon and payment-in-kind Municipal Obligations. Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at discount from their face amounts or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The Internal Revenue Code of 1986, as amended, requires that regulated investment companies distribute at least 90% of their net investment income each year, including tax-exempt and non-cash income. Accordingly, although the Fund will receive no coupon payments on zero-coupon securities prior to their maturity, the Fund is required, in order to maintain its desired tax treatment, to include in its distributions to shareholders in each year any income attributable to zero-coupon securities that is in excess of 10% of the Fund's net investment income in that year. The Fund may be required to borrow or to liquidate portfolio securities at a time that it otherwise would not have done so in order to make such distributions. Payment-in-kind securities are securities that pay interest through the issuance of additional securities. Such securities generally are more volatile in response to changes in interest rates and are more speculative investments than are securities that pay interest periodically in cash.

     VFM seeks to minimize the risks involved in investing in medium- and lower-grade Municipal Obligations through multiple portfolio holdings, careful investment analysis, and attention to current developments and trends in the economy and financial and credit markets. The Fund will rely on VFM's judgment, analysis and experience in evaluating the creditworthiness of an issue. In its analysis, VFM will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. VFM may consider the credit ratings of Moody's, Fitch, and S&P in evaluating Municipal Obligations, although it does not rely primarily on these ratings. Such ratings evaluate only the safety of principal and interest payments, not market value risk. Additionally, because the creditworthiness of an issuer may change more rapidly than is able to be timely reflected in changes in credit ratings, VFM continuously monitors the issuers of Municipal Obligations held in the Fund's portfolio.

     Municipal Obligations generally are not listed for trading on any national securities exchange, and many issuers of medium- and lower-grade Municipal Obligations choose not have a rating assigned to their obligations by any nationally recognized statistical rating organization. The amount of information available about the financial condition of an issuer of unlisted or unrated securities generally is not as extensive as that which is available with respect to issuers of listed or rated securities. Because of the nature of medium- and lower-rated Municipal Obligations, achievement by the Fund of its investment objective may be more dependent on the credit analysis of VFM than is the case for an investment company which invests primarily in exchange listed higher-grade securities.

                             INVESTMENT RESTRICTIONS

     Voyageur Fund has adopted certain investment restrictions in addition to those set forth above, which are set forth in their entirety in the Statement of Additional Information. Certain of these restrictions are fundamental and cannot be changed without shareholder approval, including the restriction providing that Voyageur Fund may not borrow money, except from banks for temporary or emergency purposes in an amount not exceeding 20% of the value of its total assets (the Fund may also borrow money in the form of reverse repurchase agreements up to 10% of total assets). See "Investment Policies and
Restrictions--Investment   Restrictions"   in  the   Statement   of   Additional
Information.

     The Fund also has a number of non-fundamental investment restrictions which may be changed by the Voyageur Board of Directors without shareholder approval. These include restrictions providing that the Fund may not (i)invest more than 5% of its total assets in securities of any single investment company,
(ii)invest more than 10% of its total assets in securities of two or more investment companies, (iii) invest more than 15% of its net assets in illiquid securities or (iv) pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of net assets. If Voyageur Fund invests in securities of investment companies, the return on any such investments will be reduced by the operating expenses, including investment advisory and administrative fees, of such investment companies.

     Except for Voyageur Fund's policy with respect to borrowing, any investment restriction or limitation which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or a utilization of assets and such excess results therefrom.
                                                                      APPENDIX C

                                  VOYAGEUR FUND

                       MANAGEMENT AND GENERAL INFORMATION

                                   MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS OF VOYAGEUR MUTUAL FUNDS

     The Board of Directors of Voyageur Mutual Funds (the "Voyageur Board of Directors") is responsible for managing the business and affairs of Voyageur Fund. The names, addresses, principal occupations and other affiliations of Directors and executive officers of Voyageur Mutual Funds are set forth in the Statement of Additional Information relating to the Prospectus/Proxy Statement (the "Statement of Additional Information").

INVESTMENT ADVISER; PORTFOLIO MANAGEMENT

     VFM has been retained under an investment advisory agreement (the "Advisory Agreement") to act as the Fund's investment adviser, subject to the authority of the Voyageur Board of Directors. VFM and the Underwriter are each indirect wholly-owned subsidiaries of Dougherty Financial Group, Inc. ("DFG"), which is owned approximately 49% by Michael E. Dougherty, 49% by Pohlad Companies and less than 1% by certain retirement plans for the benefit of DFG employees. Mr. Dougherty co-founded the predecessor of DFG in 1977 and has served as DFG's Chairman of the Board and Chief Executive Officer since inception. Pohlad Companies is a holding company owned in equal parts by each of James O. Pohlad, Robert C. Pohlad and William M. Pohlad. As of June 30, 1996, VFM and its affiliates served as the manager to 6 closed-end and 10 open-end investment companies (comprising 33 separate investment portfolios), administered numerous private accounts and managed approximately $11.5 billion in assets. VFM's principal business address is 90 South Seventh Street, Suite 4400, Minneapolis, Minnesota 55402.

     Voyageur Fund will pay VFM a monthly investment advisory and management fee equivalent on an annual basis to 0.65% of its average daily net assets. VFM has agreed to limit its investment advisory fee to 0.50% through the period ended December 31, 1998.

     Steve Eldredge will have day-to-day portfolio management responsibility of Voyageur Fund. Since July 1995, Mr.Eldredge has managed Voyageur Florida Tax Free Fund, Voyageur Florida Insured Tax Free Fund, Voyageur Florida Limited Term Tax Free Fund, Voyageur National Tax Free Fund, Voyageur National Limited Term Tax Free Fund, Voyageur Iowa Tax Free Fund, and Voyageur Wisconsin Tax Free Fund. Mr.Eldredge is a Senior Tax Exempt Portfolio Manager for VFM where he has been employed since 1995. Prior to joining VFM, Mr.Eldredge was a portfolio manager for ABT Mutual Funds in Florida from 1989 to 1995. Mr. Eldredge has over 18 years experience in portfolio management.

PLAN OF DISTRIBUTION

     Voyageur Fund has adopted a Plan of Distribution under the 1940 Act (the "Plan") and has entered into a Distribution Agreement with Voyageur Fund Distributors, Inc. (the "Underwriter"). Pursuant to the Fund's Plan, the Fund will pay the Underwriter a Rule 12b-1 fee, at an annual rate of .25% of the Fund's average daily net assets attributable to Class A shares and 1% of the Fund's average daily net assets attributable to each of Class B and Class C shares for servicing of shareholder accounts and distribution related services. Payments made under the Plan are not tied exclusively to expenses actually incurred by the Underwriter and may exceed or be less than expenses actually incurred by the Underwriter.

     All of the Rule 12b-1 fee attributable to Class A shares, and a portion of the fee equal to .25% of the average daily net assets of the Fund attributable to each of Class B shares and Class C shares constitutes a shareholder servicing fee designed to compensate the Underwriter for the provision of certain services to the shareholders. The services provided may include personal services provided to shareholders, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Underwriter may use such Rule 12b-1 fee or portion thereof to make payments to qualifying broker-dealers and financial institutions that provide such services.

     That portion of the Rule 12b-1 fee equal to .75% of the average daily net assets of the Fund attributable to Class B shares and Class C shares, respectively, constitutes a distribution fee designed to compensate the Underwriter for advertising, marketing and distributing the Class B shares and Class C shares of the Fund. In connection therewith, the Underwriter may provide initial and ongoing sales compensation to its investment executives and other broker-dealers for sales of Class B shares and Class C shares and may pay for other advertising and promotional expenses in connection with the distribution of Class B shares and Class C shares. The distribution fee attributable to Class B shares and Class C shares is designed to permit an investor to purchase such shares through investment executives of the Underwriter and other broker-dealers without the assessment of an initial sales charge and at the same time to permit the Underwriter to compensate its investment executives and other broker-dealers in connection with the sale of such shares.

CUSTODIAN; DIVIDEND DISBURSING, TRANSFER, ADMINISTRATIVE AND ACCOUNT SERVICES AGENT

     Norwest Bank Minnesota, N.A. serves as the custodian of Voyageur Fund's portfolio securities and cash.

     VFM acts as the Fund's dividend disbursing, transfer, administrative and accounting services agent to perform dividend-paying functions, to calculate the Fund's daily share price, to maintain shareholder records and to perform certain regulatory and compliance related services for the Fund. The fees paid for these services are based on the Fund's assets and include reimbursement of out-of-pocket expenses. VFM will receive a monthly fee from the Fund equal to the sum of (1) $1.33 per shareholder account per month, (2)a monthly fee ranging from $1,000 to $1,500 based on the average daily net assets of the Fund and (3)a percentage of average daily net assets which ranges from 0.02% to 0.11% based on the average daily net assets of the Fund. See "The Investment Adviser and Underwriter--Expenses of the Fund" in the Statement of Additional information.

     Certain institutions may act as sub-administrators for the Fund pursuant to contracts with VFM, whereby the institutions will provide shareholder services to their customers. VFM will pay the sub-administrators' fees out of its own assets. The fee paid by VFM to any sub-administrator will be a matter of negotiation between the institution and VFM based on the extent and quality of the services provided.

EXPENSES OF VOYAGEUR FUND

     VFM is contractually obligated to pay the operating expenses (excluding interest expense, taxes, brokerage fees, commissions and Rule 12b-1 fees) of Voyageur Fund which exceed 1% of the Fund's average daily net assets on an annual basis up to certain limits as set forth in detail in the Statement of Additional Information. In addition, VFM and the Underwriter reserve the right to voluntarily waive their fees in whole or in part and to voluntarily absorb certain other of the Fund's expenses. VFM and the Underwriter have agreed to waive fees or absorb expenses for the fiscal year ending December31, 1998 in such a manner as will result in the Fund being charged fees and expenses that approximate those set forth in the section "Fees and Expenses" in the Prospectus/Proxy Statement. After December31, 1998, such voluntary fee and expense waivers may be discontinued or modified by VFM and the Underwriter in their sole discretion.

     Voyageur Fund's expenses include, among others, fees of directors, expenses of directors' and shareholders' meetings, insurance premiums, expenses of redemption of shares, expenses of the issue and sale of shares (to the extent not otherwise borne by the Underwriter), expenses of printing and mailing stock certificates and shareholder statements, association membership dues, charges of the Fund's custodian, bookkeeping, auditing and legal expenses, the fees and expenses of registering the Fund and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state securities laws and expenses of preparing and mailing prospectuses and reports to existing shareholders.

PORTFOLIO TRANSACTIONS

     Voyageur Fund will not effect any brokerage transactions in its portfolio securities with any broker-dealer affiliated directly or indirectly with VFM unless such transactions, including the frequency thereof, the receipt of commissions payable in connection therewith and the selection of the affiliated broker-dealer effecting such transactions, are not unfair or unreasonable to the shareholders of the Fund. It is not anticipated that the Fund will effect any brokerage transactions with any affiliated broker-dealer, including the Underwriter, unless such use would be to the Fund's advantage. VFM may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's securities transactions.

                     GENERAL INFORMATION ABOUT VOYAGEUR FUND

     Voyageur Fund sends to its shareholders six-month unaudited and annual audited financial statements.

     The shares of the Fund constitute a separate series of the Voyageur Mutual Funds, a Minnesota corporation which issues shares of common stock with a $.01 par value per share. All shares of Voyageur Mutual Funds are nonassessable and fully transferable when issued and paid for in accordance with the terms thereof and possess no cumulative voting, preemptive or conversion rights. The Voyageur Board of Directors is empowered to issue other series of common stock without shareholder approval.

     Voyageur Fund currently offers its shares in multiple classes, each with different sales arrangements and bearing different expenses. Class A, Class B and Class C shares each represent interests in the assets of the Fund and have identical voting, dividend, liquidation and other rights on the same terms and conditions except that expenses related to the distribution of each class are borne solely by such class and each class of shares has exclusive voting rights with respect to provisions of the Fund's Rule 12b-1 distribution plan which pertain to a particular class and other matters for which separate class voting is appropriate under applicable law.

     Fund shares are freely transferable, subject to applicable securities laws, are entitled to dividends as declared by the Voyageur Board of Directors and, in liquidation, are entitled to receive the net assets, if any, of the Fund. The Fund does not generally hold annual meetings of shareholders and will do so only when required by law. Shareholders may remove Voyageur Board of Directors members from office by votes cast in person or by proxy at a meeting of shareholders or by written consent and, in accordance with Section 16 of the 1940 Act, the Voyageur Board of Directors shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any Board member when requested to do so by the record holders of not less than 10% of the outstanding shares.

     Each share of a series has one vote irrespective of the relative net asset value of the shares. On some issues, such as the election of Board members, the shares of all series and classes vote together as one. On an issue affecting only a particular series or class, the shares of the affected series or class vote as a separate series or class. An example of such an issue would be a fundamental investment restriction pertaining to only one series.

     The assets received by Voyageur Mutual Funds for the issue or sale of shares of each series or class thereof, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to such series, and in the case of a class, allocated to such class, and constitute the underlying assets of such series or class. The underlying assets of each series, or class thereof, are required to be segregated on the books of account, and are to be charged with the expenses in respect to such series or class thereof, and with a share of the general expenses of Voyageur Mutual Funds. Any general expenses of Voyageur Mutual Funds not readily identifiable as belonging to a particular series or class are allocated among the series or classes thereof, based upon the relative net assets of the series or class at the time such expenses were accrued.

     Voyageur Mutual Funds' Articles of Incorporation limit the liability of the Board members to the fullest extent permitted by law. For a further discussion of the above matters, see "Additional Information" in the Statement of Additional Information.

                                                                      APPENDIX D

                                  VOYAGEUR FUND

                         SHAREHOLDER GUIDE TO INVESTING

                             HOW TO PURCHASE SHARES

ALTERNATIVE PURCHASE ARRANGEMENTS

     Voyageur Fund offers investors the choice among three classes of shares which offer different sales charges and bear different expenses. These alternatives permit at investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. A summary of these alternative purchase arrangements is located in the Prospectus/Proxy Statement under "Summary--Fees and Expenses."

     A broker-dealer may receive different levels of compensation depending on which class of shares is sold. In addition, the Underwriter from time to time pays certain additional cash incentives of up to $100 and/or non-cash incentives such as vacations or other prizes to its investment executives and other broker-dealers and financial institutions in consideration of their sales of Fund shares. In some instances, other incentives may be made available only to broker-dealers and financial institutions who meet certain objective standards developed by the Underwriter.

GENERAL PURCHASE INFORMATION

     The minimum initial investment in Voyageur Fund is $1,000, and the minimum additional investment is $100. The Fund's shares may be purchased at the public offering price from the Underwriter, from other broker-dealers who are members of the National Association of Securities Dealers, Inc. and who have selling agreements with the Underwriter and from certain financial institutions that have selling agreements with the Underwriter.

     When orders are placed for shares of the Fund, the public offering price used for the purchase will be the net asset value per share next determined after receipt of the order, plus the applicable sales charge, if any. If an order is placed with the Underwriter or other broker-dealer, the broker-dealer is responsible for promptly transmitting the order to the Fund. The Fund reserves the right, in its absolute discretion, to reject any order for the purchase of its shares.

     Shares of the Fund may be purchased by opening an account either by mail or by phone. Dividend income begins to accrue as of the opening of the New York Stock Exchange (the "Exchange") on the day that payment is received. If payment is made by check, payment is considered received on the day the check is received if the check is drawn upon a member bank of the Federal Reserve System within the Ninth Federal Reserve District (Michigan's Upper Peninsula, Minnesota, Montana, North Dakota, South Dakota and northwestern Wisconsin). In the case of other checks, payment is considered received when the check is converted into "Federal Funds," i.e., monies of member banks within the Federal Reserve System that are on deposit at a Federal Reserve Bank, normally within two days after receipt.

     An investor who may be interested in having shares redeemed shortly after purchase should consider making unconditional payment by certified check or other means approved in advance by the Underwriter. Payment of redemption proceeds will be delayed as long as necessary to verify by expeditious means that the purchase payment has been or will be collected. Such period of time typically will not exceed 15 days.

AUTOMATIC INVESTMENT PLAN

     Investors may make systematic investments in fixed amounts automatically on a monthly basis through Voyageur Fund's Automatic Investment Plan. Additional information is available from the Underwriter by calling 800-545-3863.

PURCHASES BY MAIL

     To open an account by mail, call 800-545-3863 to obtain the required form and instructions. A general authorization form must be completed, with an investment dealer or other financial institution designated on the form, and the form mailed, along with a check payable to the Fund, to:

                                     NW 9369
                                  P.O. Box 1450
                           Minneapolis, MN 55485-9369

PURCHASES BY TELEPHONE

     To open an account by telephone, call 612-376-7014 or 800-545-3863 to obtain an account number and instructions. Information concerning the account will be taken over the phone. The investor must then request a commercial bank with which he or she has an account and which is a member of the Federal Reserve System to transmit Federal Funds by wire to the Fund as follows:

                  Norwest Bank Minnesota, N.A., ABA #091000019
         For Credit of: Voyageur National High Yield Municipal Bond Fund
                          Checking Account No.: 872-458
                     Account Number: (assigned by telephone)

     Information on how to transmit Federal Funds by wire is available at any national bank or any state bank that is a member of the Federal Reserve System. The bank may charge the shareholder for the wire transfer. If the phone order and Federal Funds are received before the close of trading on the Exchange, the order will be deemed to become effective at that time. Otherwise, the order will be deemed to become effective as of the close of trading on the Exchange on the next day the Exchange is open for trading. The investor will be required to complete a general authorization and mail it to the Fund after making the initial telephone purchase.

CLASS A SHARES--FRONT END SALES CHARGE ALTERNATIVE

     The public offering price of Class A shares of Voyageur Fund is the net asset value of the Fund's shares plus the applicable front end sales charge ("FESC"), which will vary with the size of the purchase. The Fund receives the net asset value. The FESC varies depending on the size of the purchase and is allocated between the Underwriter and other broker-dealers.

     The current sales charges are:

                                                  SALES CHARGE          SALES CHARGE          DEALER DISCOUNT
                                                     AS % OF               AS % OF                AS % OF
AMOUNT OF PURCHASE                               NET ASSET VALUE       OFFERING PRICE       OFFERING PRICE (1)
------------------                               ---------------       --------------       ------------------
Less than $50,000                                      3.90%                  3.75%                  3.25%
$50,000 but less than $100,000                         3.63%                  3.50%                  3.00%
$100,000 but less than $250,000                        2.83%                  2.75%                  2.50%
$250,000 but less than $500,000                        2.04%                  2.00%                  1.75%
$500,000 but less than $1,000,000                      1.78%                  1.75%                  1.75%
$1,000,000 or more                                    NAV(3)                 NAV(3)               1.00%(2)

---------------
(1) Brokers and dealers who receive 90% or more of the sales charge may be considered to be underwriters under the Securities Act of 1933, as amended.

(2) The Underwriter intends to pay its investment executives and other broker-dealers and banks that sell Fund shares, out of its own assets, a fee of up to 1% of the offering price of sales of $1,000,000 or more, other than on sales not subject to a contingent deferred sales charge.
     (3)Purchases of $1,000,000 or more may be subject to a contingent deferred sales charge at the time of redemption. See "How to Sell Shares--Contingent Deferred Sales Charge."

     In connection with the distribution of the Fund's Class A shares, the Underwriter is deemed to receive all applicable sales charges. The Underwriter, in turn, pays its investment executives and other broker-dealers selling such shares a "dealer discount," as set forth above. In the event that shares are purchased by a financial institution acting as agent for its customers, the Underwriter or the broker-dealer with whom such order was placed may pay all or part of its dealer discount to such financial institution in accordance with agreements between such parties.

SPECIAL PURCHASE PLANS--REDUCED SALES CHARGES

     Certain investors (or groups of investors) may qualify for reductions in the sales charges shown above. Investors should contact their broker-dealer or the Fund for details about the Fund's Combined Purchase Privilege, Cumulative Quantity Discount and Letter of Intention plans. Descriptions are also included with the general authorization form and in the Statement of Additional Information. These special purchase plans may be amended or eliminated at any time by the Underwriter without notice to existing Fund shareholders.

RULE 12B-1 FEES

     Class A shares are subject to a Rule 12b-1 fee payable at an annual rate of .25% of the average daily net assets of the Fund attributable to Class A shares.
All or a portion of such fees are paid quarterly to financial institutions and service providers with respect to the average daily net assets attributable to shares sold or serviced by such institutions and service providers. For additional information about this fee, see "Management--Plan of Distribution" in Appendix C to the Prospectus/Proxy Statement.

CONTINGENT DEFERRED SALES CHARGE

     Although there is no initial sales charge on purchases of Class A shares of $1,000,000 or more, the Underwriter pays investment dealers, out of its own assets, a fee of up to 1% of the offering price of such shares. If these shares are redeemed within two years after purchase, the redemption proceeds will be reduced by a contingent deferred sales charge ("CDSC") of 1%. For additional information, see "How to Sell Shares--Contingent Deferred Sales Charge."

WAIVER OF SALES CHARGES

     A limited group of institutional and other investors may qualify to purchase Class A shares at net asset value, with no front end or deferred sales charges. The investors qualifying to purchase such shares are: (1) officers and directors of Voyageur Fund; (2)officers, directors and full-time employees of Dougherty Financial Group, Inc. and Pohlad Companies, and officers, directors and full-time employees of parents and subsidiaries of the foregoing companies;
(3)officers, directors and full-time employees of investment advisers of other mutual funds subject to a sales charge and included in any other family of mutual funds that includes any Voyageur Complex fund as a member ("Other Load Funds"), and officers, directors and full-time employees of parents, subsidiaries and corporate affiliates of such investment advisers; (4)spouses and lineal ancestors and descendants of the officers, directors/trustees and employees referenced in clauses (1), (2) and (3), and lineal ancestors and descendants of their spouses; (5)investment executives and other employees of banks and dealers that have selling agreements with the Underwriter and parents, spouses and children under the age of 21 of such investment executives and other employees; (6)trust companies and bank trust departments for funds held in a fiduciary, agency, advisory, custodial or similar capacity; (7)any state or any political subdivision thereof or any instrumentality, department, authority or agency of any state or political subdivision thereof; (8)partners and full-time employees of the Fund's counsel; (9)managed account clients of VFM, clients of investment advisers affiliated with VFM and other registered investment advisers and their clients (the Fund may be available through a broker-dealer which charges a transaction fee for purchases and sales); and (10)"wrap accounts" for the benefit of clients of financial planners adhering to certain standards established by VFM.

     Class A shares will also be issued at net asset value, without a front end or deferred sales charge, if the purchase of such shares is funded by the proceeds from the redemption of shares of any unrelated open-end investment company that charges a front end sales charge and, in certain circumstances, a contingent deferred sales charge. In order to exercise this privilege, the purchase order must be received by the Fund within 60 days after the redemption of shares of the unrelated investment company.

CLASS B SHARES--CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE

     The public offering price of Class B shares of Voyageur Fund is the net asset value of the Fund's shares. Class B shares are sold without an initial sales charge so that Voyageur Fund receives the full amount of the investor's purchase. However, a CDSC of up to 5% will be imposed if shares are redeemed within six years of purchase. For additional information, see "How to Sell Shares--Contingent Deferred Sales Charge." In addition, Class B shares are subject to higher Rule 12b-1 fees as described below. The CDSC will depend on the number of years since the purchase was made according to the following table:

                                                            CDSC AS A % OF
      CDSC PERIOD                                          AMOUNT REDEEMED*
      -----------                                          ----------------
      1st year after purchase                                     5%
      2nd year after purchase                                      4
      3rd year after purchase                                      4
      4th year after purchase                                      3
      5th year after purchase                                      2
      6th year after purchase                                      1
      Thereafter                                                   0
----------
* The CDSC will be calculated on an amount equal to the lesser of the net asset value of the shares at the time of purchase or the net asset value at the time of redemption.

     Proceeds from the CDSC are paid to the Underwriter and are used to defray expenses of the Underwriter related to providing distribution-related services to the Fund in connection with the sale of Class B shares, such as the payment of compensation to selected broker-dealers and for selling Class B shares. The combination of the CDSC and the Rule 12b-1 fee enables the Fund to sell the Class B shares without deduction of a sales charge at the time of purchase. Although Class B shares are sold without an initial sales charge, the Underwriter pays to brokers who sell Class B shares a sales commission equal to 4% of the amount invested and an ongoing annual servicing fee of .15% (paid quarterly) calculated on the net assets attributable to sales made by such broker-dealers.

RULE 12B-1 FEES

     Class B shares are subject to a Rule 12b-1 fee payable at an annual rate of 1% of the average daily net assets of the Fund attributable to Class B shares. The higher 12b-1 fee will cause Class B shares to have a higher expense ratio and to pay lower dividends than Class A shares. For additional information about this fee, see "Fees and Expenses" in the Prospectus/Proxy Statement and "Management--Plan of Distribution" in Appendix C to the Prospectus/Proxy Statement.

CONVERSION FEATURE

     On the first business day of the month eight years after the purchase date, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher Rule 12b-1 fee. Such conversion will be on the basis of the relative net asset values of the two classes. Class A shares issued upon such conversion will not be subject to any FESC or CDSC. Class B shares acquired by exchange from Class B shares of another Voyageur Complex fund will convert into Class A shares based on the time of the initial purchase. Similarly, Class B shares acquired by exercise of the Reinstatement Privilege will convert into Class A shares based on the time of the original purchase of Class B shares. See "Reinstatement Privilege" below. Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of issuance of such shares.

CLASS C SHARES--LEVEL LOAD ALTERNATIVES

     The public offering price of Class C shares of Voyageur Fund is the net asset value of the Fund's shares. Class C shares are sold without an initial sales charge so that the Fund receives the full amount of the investor's purchase. However, a CDSC of 1% will be imposed if shares are redeemed within one year of purchase. For additional information, see "How to Sell Shares--Deferred Sales Charge." In addition, Class C shares are subject to higher annual Rule 12b-1 fees as described below.

RULE 12B-1 FEES

     Class C shares are subject to a Rule 12b-1 fee payable at an annual rate of 1% of the average daily net assets of a Fund attributable to Class C shares. The higher Rule 12b-1 fee will cause Class C shares to have a higher expense ratio and to pay lower dividends than Class A shares. For additional information about this fee, see "Fees and Expenses" in the Prospectus/Proxy Statement and "Management--Plan of Distribution" in Appendix C to the Prospectus/Proxy Statement.

     Proceeds from the CDSC are paid to the Underwriter and are used to defray expenses of the Underwriter related to providing distribution-related services to the Fund in connection with the sale of Class C shares, such as the payment of compensation to selected broker-dealers and for selling Class C shares. The combination of the CDSC and the Rule 12b-1 fee enables the Fund to sell the Class C shares without deduction of a sales charge at the time of purchase. Although Class C shares are sold without an initial charge, the Underwriter pays an annual fee of 0.90% (paid quarterly commencing in the thirteenth month after the sale of such shares) calculated on the net assets attributable to sales made by such broker-dealers.

                               HOW TO SELL SHARES

     Voyageur Fund will redeem its shares in cash at the net asset value next determined after receipt of a shareholder's written request for redemption in good order (see below). If shares for which payment has been collected are redeemed, payment must be made within seven days. Shareholders will not earn any income on redeemed shares on the redemption date. The Fund may suspend this right of redemption and may postpone payment only when the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the Commission for the protection of investors.

     The Fund reserves the right and currently plans to redeem Fund shares and mail the proceeds to the shareholder if at any time the value of Fund shares in the account falls below a specified value, currently set at $250. Shareholders will be notified and will have 60 days to bring the account up to the required value before any redemption action will be taken by the Fund.

CONTINGENT DEFERRED SALES CHARGE

     The CDSC will be calculated on an amount equal to the lesser of the net asset value of the shares at the time of purchase or their net asset value at the time of redemption. No charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

     In determining whether a CDSC is payable with respect to any redemption, the calculation will be determined in the manner that results in the lowest rate being charged. Therefore, it will be assumed that shares that are not subject to the CDSC are redeemed first, shares subject to the lowest level of CDSC are redeemed next, and so forth. If a shareholder owns Class A and either Class B or Class C shares, then absent a shareholder choice to the contrary, Class B or Class C shares not subject to a CDSC will be redeemed in full prior to any redemption of Class A shares not subject to a CDSC.

     The CDSC does not apply to: (1)redemptions of Class B shares in connection with the automatic conversion to Class A shares, (2)redemption of shares when a Fund exercises its right to liquidate accounts which are less than the minimum account size, and (3)redemptions in the event of the death or disability of the shareholder within the meaning of Section 72(m)(7) of the Internal Revenue Code.

     If a shareholder exchanges Class A, Class B or Class C shares subject to a CDSC for Class A, Class B or Class C shares, respectively, of a different Voyageur Complex fund, the transaction will not be subject to a CDSC. However, when shares acquired through the exchange are redeemed, the shareholder will be treated as if no exchange took place for the purpose of determining the CDSC. Fund shares are exchangeable for shares of any money market fund available through VFM. No CDSC will be imposed at the time of any such exchange; however, the shares acquired in any such exchange will remain subject to the CDSC and the period during which such shares represent shares of the money market fund will not be included in determining how long the shares have been held. Any CDSC due upon a redemption of Fund shares will be reduced by the amount of any Rule 12b-1 payments made by such money market fund with respect to such shares.

     The Underwriter, upon notification, intends to provide, out of its own assets, a pro rata refund of any CDSC paid in connection with a redemption of Class A, Class B or Class C shares of any of the Voyageur Complex funds (by crediting such refunded CDSC to such shareholder's account) if, within 90 days of such redemption, all or any portion of the redemption proceeds are reinvested in shares of the same class in any of the Voyageur Complex funds. Any reinvestment within 90 days of a redemption to which the CDSC was paid will be made without the imposition of a FESC but will be subject to the same CDSC to which such amount was subject prior to the redemption. The amount of the CDSC will be calculated from the original investment date.

EXPEDITED REDEMPTIONS

     Voyageur Fund offers several expedited redemption procedures, described below, which allow a shareholder to redeem Fund shares at net asset value determined on the same day that the shareholder places the request for redemption of those shares. Pursuant to these expedited redemption procedures, the Fund will redeem its shares at their net asset value next determined following the Fund's receipt of the redemption request. The Fund reserves the right at any time to suspend or terminate the expedited redemption procedures or to impose a fee for this service. There is currently no additional charge to the shareholder for use of the Fund's expedited redemption procedures.

EXPEDITED TELEPHONE REDEMPTION

     Shareholders of Voyageur Fund redeeming at least $1,000 and no more than $50,000 of shares (for which certificates have not been issued) may redeem by telephoning the Fund directly at 612-376-7014 or 800-545-3863. The applicable section of the general authorization form must have been completed by the shareholder and filed with the Fund before the telephone request is received. The proceeds of the redemption will be paid by check mailed to the shareholder's address of record or, if requested at the time of redemption, by wire to the bank designated on the general authorization form. The Fund will employ reasonable procedures to confirm that telephone instructions are genuine, including requiring that payment be made only to the shareholder's address of record or to the bank account designated on the authorization form and requiring certain means of telephonic identification. The Fund's Adviser and Distributor will not be liable for following instructions which are reasonably believed to be genuine.

EXPEDITED REDEMPTIONS THROUGH CERTAIN BROKER-DEALERS

     Certain broker-dealers who have sales agreements with the Underwriter may allow their customers to effect a redemption of shares of the Fund purchased through such broker-dealer by notifying the broker-dealer of the amount of shares to be redeemed. The broker-dealer is then responsible for promptly placing the redemption request with the Fund on the customer's behalf. Payment will be made to the shareholder by check or wire sent to the broker-dealer. Broker-dealers offering this service may impose a fee or additional requirements for such redemptions.

GOOD ORDER

     "Good order" means that stock certificates, if issued, must accompany the written request for redemption and must be duly endorsed for transfer, or must be accompanied by a duly executed stock power. If no stock certificates have been issued, a written request to redeem must be made. Stock certificates will not be issued for Class B or Class C shares. In any case, the shareholder must execute the redemption request exactly as the shares are registered. If the redemption proceeds are to be paid to the registered holder(s), a signature guarantee is not normally required. A signature guarantee is required in certain other circumstances, for example, to redeem more than $50,000 or to have a check mailed other than to the shareholder's address of record. See "Other Information" in the Statement of Additional Information. VFM may waive certain of these redemption requirements at its own risk, but also reserves the right to require signature guarantees on all redemptions, in contexts perceived by the Adviser to subject the Fund to an unusual degree of risk.

MONTHLY CASH WITHDRAWAL PLAN

     An investor who owns or buys shares of Voyageur Fund valued at $10,000 or more at the current offering price may open a Withdrawal Plan and have a designated sum of money paid monthly to the investor or another person. Deferred sales charges may apply to monthly redemptions of Class B or Class C shares. See "Monthly Cash Withdrawal Plan" in the Statement of Additional Information relating to the Prospectus/Proxy Statement (the "Statement of Additional Information").

                             REINSTATEMENT PRIVILEGE

     An investor in Voyageur Fund whose shares have been redeemed and who has not previously exercised the Reinstatement Privilege as to the Fund may reinvest the proceeds of such redemption in shares of the same class of any Voyageur
Complex fund eligible for sale in the shareholder's state of residence. Reinvestment will be at the net asset value of Fund shares next determined after the Underwriter receives a check along with a letter requesting reinstatement. The Underwriter must receive the letter requesting reinstatement within 365 days following the redemption. Investors who desire to exercise the Privilege should contact their broker-dealer or the Fund.

     Exercise of the Reinstatement Privilege does not alter the income tax treatment of any capital gains realized on a sale of shares of the Fund, but to the extent that any shares are sold at a loss and the proceeds are reinvested within 30 days in shares of the Fund, some or all of the loss may not be allowed as a deduction, depending upon the number of shares reacquired.

                               EXCHANGE PRIVILEGE

     Except as described below, shareholders may exchange some or all of their Voyageur Fund shares for shares of another Voyageur Complex fund, provided that the shares to be acquired in the exchange are eligible for sale in the shareholder's state of residence. Class A shareholders may exchange their shares for Class A shares of other Voyageur Complex funds. Class B shareholders may exchange their shares for the Class B shares of other Voyageur Complex funds and Class C shareholders may exchange their shares for the Class C shares of other Voyageur Complex funds. Shares of each class may also be exchanged for shares of any money market fund available through VFM.

     The minimum amount which may be exchanged is $1,000. The exchange will be made on the basis of the relative net asset values next determined after receipt of the exchange request plus the amount, if any, by which the applicable sales charge exceeds the sum of all sales charges previously paid in connection with the prior investment. For a discussion of issues relating to the contingent deferred sales charge upon such exchanges, see "How to Sell Shares--Contingent Deferred Sales Charge." There is no specific limitation on exchange frequency; however, Voyageur Fund is intended for long term investment and not as a trading vehicle. Voyageur reserves the right to prohibit excessive exchanges (more than four per quarter). VFM reserves the right, upon 60 days' prior notice, to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon, exchanges. An exchange is considered to be a sale of shares on which the investor may realize a capital gain or loss for income tax purposes. Exchange requests may be placed directly with the fund in which the investor owns shares, through VFM or through other broker-dealers. An investor considering an exchange should obtain a prospectus of the fund to be acquired and should read such prospectus carefully. Contact Voyageur Fund, VFM or any of such other broker-dealers for further information about the exchange privilege.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value of Voyageur Fund shares is determined once daily, Monday through Friday, as of 3:00 p.m., Minneapolis time (the primary close of trading on the Exchange), on each business day the Exchange is open for trading.

     The net asset value per share of each class of Voyageur Fund shares is determined by dividing the value of the securities, cash and other assets of the Fund attributable to such class less all liabilities attributable to such class by the total number of shares of such class outstanding. For purposes of determining the net assets of Voyageur Fund, tax-exempt securities are stated on the basis of valuations provided by a pricing service, approved by the Voyageur Board of Directors, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Market quotations are used when available. Non-tax-exempt securities for which market quotations are readily available are stated at market value which is currently determined using the last reported sale price, or, if no sales are reported, as in the case of most securities traded over-the-counter, the last reported bid price, except that U.S. Government securities are stated at the mean between the last reported bid and asked prices. Short-term notes having remaining maturities of 60 days or less are stated at amortized cost which approximates market. All other securities and other assets are valued in good faith at fair value by VFM in accordance with procedures adopted by the Voyageur Board of Directors.

                     DISTRIBUTIONS TO SHAREHOLDERS AND TAXES

DISTRIBUTIONS

     The present policy of Voyageur Fund is to declare a distribution from net investment income on each day that the Fund is open for business. Net investment income consists of interest accrued on portfolio investments of the Fund, less accrued expenses. Distributions of net investment income are paid monthly. Short-term capital gains distributions are taxable to shareholders as ordinary income. Net realized long-term capital gains, if any, are distributed annually, after utilization of any available capital loss carryovers. Distributions paid by the Fund, if any, with respect to Class A, Class B and Class C shares will be calculated in the same manner, at the same time, on the same day and will be in the same amount, except that the higher Rule 12b-1 fees applicable to Class B and ClassC shares will be borne exclusively by such shares. The per share distributions on Class B and Class C shares will be lower than the per-share distributions on Class A shares as a result of the higher Rule 12b-1 fees applicable to Class B and Class C shares.

     Shareholders of Voyageur Fund receive distributions from investment income and capital gains in additional shares of the class of the Fund owned by such shareholders at net asset value, without any sales charge, unless they elect otherwise. The Fund sends to its shareholders no less than quarterly statements with details of any reinvested dividends.

TAXES

FEDERAL INCOME TAXATION

     Voyageur Fund is treated as a separate entity for federal income tax purposes. Voyageur Fund intends to qualify during its current taxable year as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund also intends to take all other action required to ensure that no federal income taxes will be payable by the Fund and that the Fund can pay exempt-interest dividends.

     Distributions of net interest income from tax-exempt obligations that are designated by the Fund as exempt-interest dividends are excludable from the gross income of the Fund's shareholders. Distributions paid from other interest income and from any net realized short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or in additional shares. Distributions paid from long-term capital gains (and designated as such) are taxable as long-term capital gains for federal income tax purposes, whether received in cash or shares, regardless of how long a shareholder has held shares in the Fund.

     Exempt-interest dividends attributable to interest income on certain tax-exempt obligations issued after August7, 1986 to finance private activities are treated as an item of tax preference for purposes of computing the alternative minimum tax for individuals, estates and trusts.

     The foregoing discussion relates to federal taxation as of the date of this Prospectus/Proxy Statement. See "Taxes" in the Statement of Additional Information. This discussion is not intended as a substitute for careful tax planning. You are urged to consult your tax adviser with specific reference to your own tax situation.

                             INVESTMENT PERFORMANCE

     Advertisements and other sales literature for Voyageur Fund may refer to "yield," "taxable equivalent yield," "average annual total return" and "cumulative total return" and may compare such performance quotations with published indices and comparable quotations of other funds. Performance quotations are computed separately for Class A, Class B and Class C shares of the Fund. All such figures are based on historical earnings and performance and are not intended to be indicative of future performance. Additionally, performance information may not provide a basis for comparison with other investments or other mutual funds using a different method of calculating performance. The investment return on and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     The advertised yield of Voyageur Fund will be based on a 30-day period stated in the advertisement. Yield is calculated by dividing the net investment income per share deemed earned during the period by the maximum offering price per share on the last day of the period. The result is then annualized using a formula that provides for semiannual compounding of income.

     Taxable equivalent yield is calculated by applying the stated income tax rate only to that portion of the yield that is exempt from taxation. The tax-exempt portion of the yield is divided by the number 1 minus the stated income tax rate (e.g., 1-28% = 72%). The result is then added to that portion of the yield, if any, that is not tax-exempt.

     Average annual total return is the average annual compounded rate of return on a hypothetical $1,000 investment made at the beginning of the advertised period. In calculating average annual total return, the maximum sales charge is deducted from the hypothetical investment and all dividends and distributions are assumed to be reinvested.

     Cumulative total return is calculated by subtracting a hypothetical $1,000 payment to the Fund from the ending redeemable value of such payment (at the end of the relevant advertised period), dividing such difference by $1,000 and multiplying the quotient by 100. In calculating ending redeemable value, all income and capital gain distributions are assumed to be reinvested in additional Fund shares and the maximum sales load is deducted.

     In addition to advertising total return and yield, comparative performance information may be used from time to time in advertising the Fund's shares, including data from Lipper Analytical Services, Inc. and Morningstar.

     For Fund performance information and daily net asset value quotations, investors may call 612-376-7010 or 800-525-6584. For additional information regarding the calculation of the Fund's yield, taxable equivalent yield, average annual total return and cumulative total return, see "Calculation of Performance Data" in the Statement of Additional Information.


                           PROSPECTUS /PROXY STATEMENT
                                 OCTOBER 4, 1996

                        PROPOSED ACQUISITION OF ASSETS OF

                               GREAT HALL NATIONAL
                                 TAX-EXEMPT FUND
                         A SEPARATELY MANAGED SERIES OF
                        GREAT HALL INVESTMENT FUNDS, INC.

                        BY AND IN EXCHANGE FOR SHARES OF
                          VOYAGEUR NATIONAL HIGH YIELD
                               MUNICIPAL BOND FUND
                         A SEPARATELY MANAGED SERIES OF
                           VOYAGEUR MUTUAL FUNDS, INC.

                                =================
                                TABLE OF CONTENTS
                                =================

                                                                            PAGE

INCORPORATION BY REFERENCE.................................................   2
SUMMARY....................................................................   3
PRINCIPAL RISK FACTORS.....................................................   8
COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS.............  11
CAPITALIZATION.............................................................  13
INFORMATION ABOUT THE REORGANIZATION.......................................  14
VOTING INFORMATION.........................................................  18
FINANCIAL STATEMENTS AND EXPERTS...........................................  20
LEGAL MATTERS..............................................................  20
OTHER INFORMATION ABOUT GREAT HALL FUND AND VOYAGEUR FUND..................  20
APPENDIX A--AGREEMENT AND PLAN OF REORGANIZATION............................ A-1
APPENDIX B--VOYAGEUR FUND INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS...... B-1
APPENDIX C--VOYAGEUR FUND MANAGEMENT AND GENERAL INFORMATION................ C-1
APPENDIX D--VOYAGEUR FUND SHAREHOLDER GUIDE TO INVESTING.................... D-1


                                     PART B

            STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 4, 1996

                          ACQUISITION OF THE ASSETS OF

                       GREAT HALL NATIONAL TAX-EXEMPT FUND
                         A SEPARATELY MANAGED SERIES OF
                        GREAT HALL INVESTMENT FUNDS, INC.
               60 SOUTH SIXTH STREET, MINNEAPOLIS, MINNESOTA 55402

                        BY AND IN EXCHANGE FOR SHARES OF

                VOYAGEUR NATIONAL HIGH YIELD MUNICIPAL BOND FUND
                  A NEWLY FORMED, SEPARATELY MANAGED SERIES OF
                           VOYAGEUR MUTUAL FUNDS, INC.
                       90 SOUTH SEVENTH STREET, SUITE 4400
                          MINNEAPOLIS, MINNESOTA 55402
                                 (800-553-2143)

     This Statement of Additional Information relates to the proposed Agreement and Plan of Reorganization providing for (a) the acquisition of all or substantially all of the assets and the assumption of certain stated and identified liabilities of the Great Hall National Tax-Exempt Fund ("Great Hall Fund"), a series of Great Hall Investment Funds, Inc. ("Great Hall Investment Funds") by Voyageur National High Yield Municipal Bond Fund ("Voyageur Fund"), a series of Voyageur Mutual Funds, Inc. ("Voyageur Mutual Funds" ) in exchange for common shares of Voyageur Fund having an aggregate net asset value equal to the aggregate value of the assets acquired (less the liabilities assumed) of Great Hall Fund and (b) the liquidation of Great Hall Fund and the pro rata distribution of Voyageur Fund shares to Great Hall Fund shareholders.

     The following documents are incorporated by reference herein:

     1. The Statement of Additional Information of Great Hall Fund dated December1, 1995.

     2. The Annual Report of Great Hall Fund for the fiscal year ended July 31, 1996.

     This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Prospectus/Proxy Statement dated October 4, 1996. This Statement of Additional Information does not include all information that a shareholder should consider before voting on the proposal contained in the Prospectus/Proxy Statement and shareholders should obtain and read the Prospectus/Proxy Statement prior to voting. A copy of the Prospectus/Proxy Statement may be obtained free of charge by contacting Voyageur Fund at 90 South Seventh Street, Suite 4400, Minneapolis, Minnesota 55402. Telephone: (612) 376-7000 or (800) 553-2143.


                                TABLE OF CONTENTS

                                                                            PAGE

Investment Policies and Restrictions.......................................   3
Board Members and Executive Officers of Voyageur Mutual Funds..............  13
The Investment Adviser and Underwriter.....................................  15
Taxes  ....................................................................  20
Special Purchase Plans ....................................................  22
Net Asset Value and Public Offering Price..................................  23
Calculation of Performance Data............................................  23
Monthly Cash Withdrawal Plan...............................................  25
Additional Information.....................................................  25
Financial Statements.......................................................  26
Appendix A - Descriptions of Bond Ratings.................................. A-1
Appendix B - General Characteristics and Risks of Options and Futures ..... B-1

     No  person  has  been  authorized  to give any  information  or to make any representations other than those contained in this Statement of Additional Information or the Prospectus/Proxy Statement dated October 4, 1996, and, if given or made, such information or representations may not be relied upon as having been authorized by Voyageur Fund. This Statement of Additional Information does not constitute an offer to sell securities in any state or jurisdiction in which such offering may not lawfully be made. The delivery of this Statement of Additional Information at any time shall not imply that there has been no change in the affairs of the Fund since the date hereof.

                      INVESTMENT POLICIES AND RESTRICTIONS

     The  investment  objective,  policies  and  restrictions  of  the  Voyageur
National High Yield Municipal Bond Fund (the "Fund"), a separately managed series of Voyageur Mutual Funds, Inc. ("Voyageur Mutual Funds"), are set forth in the Prospectus/Proxy Statement and the appendices thereto. Certain additional investment information is set forth below. All capitalized terms not defined herein have the same meanings as set forth in the Prospectus/Proxy Statement.

MUNICIPAL OBLIGATIONS

     Municipal Obligations are generally issued to obtain funds for various public purposes, including the construction or improvement of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, Municipal Obligations may be issued by or on behalf of public bodies to obtain funds to provide for the construction, equipping, repair or improvement of housing facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities and certain local facilities for water supply, gas, electricity, sewage or solid waste disposal.

     Securities in which the Fund may invest, including Municipal Obligations, are subject to the provisions of bankruptcy, insolvency, reorganization and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or a State's legislature extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations within constitutional limitations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest on and principal of their Municipal Obligations may be materially affected.

     From time to time, legislation has been introduced in Congress for the purpose of restricting the availability of or eliminating the federal income tax exemption for interest on Municipal Obligations, some of which have been enacted. Additional proposals may be introduced in the future which, if enacted, could affect the availability of Municipal Obligations for investment by the Fund and the value of the Fund's portfolio. In such event, management of the Fund may discontinue the issuance of shares to new investors and may reevaluate the Fund's investment objective and policies and submit possible changes in the structure of the Fund for shareholder approval.

     To the extent that the ratings given by Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, LP ("Fitch"), or Standard & Poor's Ratings Services ("S&P") for Municipal Obligations may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for their investments in accordance with the investment policies contained in the Prospectus/Proxy Statement and this Statement of Additional Information. The ratings of Moody's, Fitch and S&P represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings provide an initial criterion for selection of portfolio investments, Voyageur Fund Managers, Inc. ("VFM"), the Fund's investment adviser, will subject these securities to other evaluative criteria prior to investing in such securities.

     FLOATING AND VARIABLE RATE DEMAND NOTES. The Fund may purchase floating and variable rate demand notes. Generally, such notes are secured by letters of credit or other credit support arrangements provided by banks. Such notes normally have a stated long-term maturity but permit the holder to tender the note for purchase and payment of principal and accrued interest upon a specified number of days' notice. The issuer of floating and variable rate demand notes normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the note plus accrued interest upon a specified number of days' notice to the noteholders. The interest rate on a floating rate demand note is based on a specified interest index, such as a bank's prime rate, and is adjusted automatically each time such index is adjusted. The interest rate on a variable rate demand note is adjusted at specified intervals, based upon current market conditions. VFM monitors the creditworthiness of issuers of floating and variable rate demand notes in the Fund's portfolio.

     ESCROW SECURED BONDS OR DEFEASED BONDS. Escrow secured bonds or defeased bonds are created when an issuer refunds in advance of maturity (or pre-refunds) some of its outstanding bonds and it becomes necessary or desirable to set aside funds for redemption or payment of the bonds at a future date or dates. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest of the advance refunded bond. Escrow secured bonds will often receive a triple A rating from S&P, Moody's and Fitch.

     STATE OR MUNICIPAL LEASE OBLIGATIONS. Municipal leases may take the form of a lease with an option to purchase, an installment purchase contract, a conditional sales contract or a participation certificate in any of the foregoing. In determining leases in which the Fund will invest, VFM will evaluate the credit rating of the lessee and the terms of the lease.
Additionally, VFM may require that certain municipal leases be secured by a letter of credit or put arrangement with an independent financial institution. State or municipal lease obligations frequently have the special risks described below which are not associated with general obligation or revenue bonds issued by public bodies.

     The Constitution and statutes of many states contain requirements with which the state and municipalities must comply whenever incurring debt. These requirements may include approving voter referendums, debt limits, interest rate limits and public sale requirements. Leases have evolved as a means for public bodies to acquire property and equipment without needing to comply with all of the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations may be inapplicable for one or more of the following reasons: (1) the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the public body has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis (the "non-appropriation" clause); (2) the exclusion of a lease or conditional sales contract from the definition of indebtedness under relevant state law; or
(3) the lease provides for termination at the option of the public body at the end of each fiscal year for any reason or, in some cases, automatically if not affirmatively renewed.

     If the lease is terminated by the public body for non-appropriation or another reason not constituting a default under the lease, the rights of the lessor or holder of a participation interest therein are limited to repossession of the leased property without any recourse to the general credit of the public body. The disposition of the leased property by the lessor in the event of termination of the lease might, in many cases, prove difficult or result in loss.

     CONCENTRATION POLICY. As a fundamental policy, the Fund may not invest 25% or more of its total assets in the securities of any industry, although, for purposes of this limitation, tax-exempt securities and U.S. Government obligations are not considered to be part of any industry. The Fund may invest 25% or more of its total assets in industrial development revenue bonds. In addition, it is possible that the Fund from time to time will invest 25% or more of its total assets in a particular segment of the municipal bond market, such as housing, health care, utility, transportation, education or industrial obligations. In such circumstances, economic, business, political or other changes affecting one bond (such as proposed legislation affecting the financing of a project; shortages or price increases of needed materials; or a declining market or need for the project) might also affect other bonds in the same segment, thereby potentially increasing market or credit risk.

     HOUSING OBLIGATIONS. The Fund may invest, from time to time, 25% or more of its total assets in obligations of public bodies, including state and municipal housing authorities, issued to finance the purchase of single-family mortgage loans or the construction of multifamily housing projects. Economic and political developments, including fluctuations in interest rates, increasing construction and operating costs and reductions in federal housing subsidy programs, may adversely impact on revenues of housing authorities. Furthermore, adverse economic conditions may result in an increasing rate of default of mortgagors on the underlying mortgage loans. In the case of some housing authorities, inability to obtain additional financing also could reduce revenues available to pay existing obligations. Single-family mortgage revenue bonds are subject to extraordinary mandatory redemption at par at any time in whole or in part from the proceeds derived from prepayments of underlying mortgage loans and also from the unused proceeds of the issue within a stated period which may be within a year from the date of issue.

     HEALTH CARE OBLIGATIONS. The Fund may invest, from time to time, 25% or more of its total assets in obligations issued by public bodies, including state and municipal authorities, to finance hospital or health care facilities or equipment. The ability of any health care entity or hospital to make payments in amounts sufficient to pay maturing principal and interest obligations is generally subject to, among other things, the capabilities of its management, the confidence of physicians in management, the availability of physicians and trained support staff, changes in the population or economic condition of the service area, the level of and restrictions on federal funding of Medicare and federal and state funding of Medicaid, the demand for services, competition, rates, government regulations and licensing requirements and future economic and other conditions, including any future health care reform.

     UTILITY OBLIGATIONS. The Fund may invest, from time to time, 25% or more of its total assets in obligations issued by public bodies, including state and municipal utility authorities, to finance the operation or expansion of utilities. Various future economic and other conditions may adversely impact utility entities, including inflation, increases in financing requirements, increases in raw material costs and other operating costs, changes in the demand for services and the effects of environmental and other governmental regulations.

     TRANSPORTATION OBLIGATIONS. The Fund may, from time to time, invest 25% or more of its total assets in obligations issued by public bodies, including state and municipal authorities, to finance airports and highway, bridge and toll road facilities. The major portion of an airport's gross operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for airport use, occupancy of certain terminal space, service fees and leases. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. The air transport industry is experiencing significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints and other factors, and several airlines are experiencing severe financial difficulties. The revenues of issuers which derive their payments from bridge, road or tunnel toll revenues could be adversely affected by competition from toll-free vehicular bridges and roads and alternative modes of transportation. Such revenues could also be adversely affected by a reduction in the availability of fuel to motorists or significant increases in the costs thereof.

     EDUCATION OBLIGATIONS. The Fund may, from time to time, invest 25% or more of its total assets in obligations of issuers which are, or which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from tuition, dormitory revenues, grants and endowments. General problems of such issuers include the prospect of a declining percentage of the population consisting of college aged individuals, possible inability to raise tuition and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of federal grants, state funding and alumni support, and government legislation or regulations which may adversely affect the revenues or costs of such issuers.

     INDUSTRIAL REVENUE OBLIGATIONS. The Fund may, from time to time, invest 25% or more of its total assets in obligations issued by public bodies, including state and municipal authorities, to finance the cost of acquiring, constructing or improving various industrial projects. These projects are usually operated by corporate entities. Issuers are obligated only to pay amounts due on the bonds to the extent that funds are available from the unexpended proceeds of the bonds or receipts or revenues of the issuer under an arrangement between the issuer and the corporate operator of a project. The arrangement may be in the form of a lease, installment sale agreement, conditional sale agreement or loan agreement, but in each case the payments of the issuer are designed to be sufficient to meet the payments of amounts due on the bonds. Regardless of the structure, payment of bonds is solely dependent upon the creditworthiness of the corporate operator of the project and, if applicable, the corporate guarantor. Corporate operators or guarantors may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry. These include cyclicality of revenues and earnings, regulatory and environmental restrictions, litigation resulting from accidents or deterioration resulting from leveraged buy-outs or takeovers. The bonds may be subject to special or extraordinary redemption provisions which may provide for redemption at par or accredited value, plus, if applicable, a premium.

     OTHER RISKS. The exclusion from gross income for purposes of federal income taxes for certain housing, health care, utility, transportation, education and industrial revenue bonds depends on compliance with relevant provisions of the Code. The failure to comply with these provisions could cause the interest on the bonds to become includable in gross income, possibly retroactively to the date of issuance, thereby reducing the value of the bonds, subjecting shareholders to unanticipated tax liabilities and possibly requiring the Fund to sell the bonds at the reduced value. Furthermore, such a failure to meet these ongoing requirements may not enable the holder to accelerate payment of the bond or require the issuer to redeem the bond.

TAXABLE OBLIGATIONS

     As set forth in the Prospectus/Proxy Statement, the Fund may invest to a limited extent in obligations and instruments, the interest on which is includable in gross income for purposes of federal income taxation.

     GOVERNMENT OBLIGATIONS. The Fund may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. These securities include a variety of Treasury securities, which differ in their interest rates, maturities and times of issuance. Treasury Bills generally have maturities of one year or less; Treasury Notes generally have maturities of one to ten years; and Treasury Bonds generally have maturities of greater than ten years. Some obligations issued or guaranteed by U. S. Government agencies and instrumentalities, such as Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U. S. Treasury; other obligations, such as those of the Federal Home Loan Banks, are secured by the right of the issuer to borrow from the Treasury; other obligations, such as those issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U. S. Government to purchase certain obligations of the agency or instrumentality; and other obligations, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the instrumentality itself. Although the U.S. Government provides financial support to such U. S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. The Fund will invest in such securities only when VFM is satisfied that the credit risk with respect to the issuer is minimal.

     REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. The Fund's custodian will hold the securities underlying any repurchase agreement or such securities will be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the obligor under the agreement will promptly furnish additional collateral to the Fund's custodian (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).

     OTHER TAXABLE INVESTMENTS. The Fund also may invest in certificates of deposit, bankers' acceptances and other time deposits. Certificates of deposit are certificates representing the obligation of a bank to repay the funds deposited (plus interest thereon) at a time certain after the deposit. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.

OPTIONS AND FUTURES TRANSACTIONS

     To the extent set forth in the Prospectus/Proxy Statement, the Fund may buy and sell put and call options on the securities in which it may invest, and the Fund may enter into futures contracts and options on futures contracts with respect to fixed-income securities or based on financial indices including any index of securities in which the Fund may invest. Futures and options will be used to facilitate allocation of the Fund's investments among asset classes, to generate income or to hedge against changes in interest rates or declines in securities prices or increases in prices of securities proposed to be purchased. Different uses of futures and options have different risk and return characteristics. Generally, selling futures contracts, purchasing put options and writing (i.e. selling) call options are strategies designed to protect against falling securities prices and can limit potential gains if prices rise. Purchasing futures contracts, purchasing call options and writing put options are strategies whose returns tend to rise and fall together with securities prices and can causes losses if prices fall. If securities prices remain unchanged over time option writing strategies tend to be profitable, while option buying strategies tend to decline in value.

     WRITING OPTIONS. The Fund may write (i.e. sell) covered put and call options with respect to the securities in which it may invest. By writing a call option, the Fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price if the option is exercised. By writing a put option, the Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. With respect to put options written by the Fund, there will have been a predetermination that acquisition of the underlying security is in accordance with the investment objective of the Fund.

     "Covered options" means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). The Fund will be considered "covered" with respect to a put option it writes if, so long as it is obligated as the writer of a put option, it deposits and maintains with its custodian cash, U. S. Government securities or other liquid high-grade debt obligations having a value equal to or greater than the exercise price of the option.

     Through the writing of call or put options, the Fund may obtain a greater current return than would be realized on the underlying securities alone. The Fund receives premiums from writing call or put options, which it retains whether or not the options are exercised. By writing a call option, the Fund might lose the potential for gain on the underlying security while the option is open, and by writing a put option, the Fund might become obligated to purchase the underlying security for more than its current market price upon exercise.

     PURCHASING OPTIONS. The Fund may purchase put options in order to protect portfolio holdings in an underlying security against a decline in the market value of such holdings. Such protection is provided during the life of the put because the Fund may sell the underlying security at the put exercise price, regardless of a decline in the underlying security's market price. Any loss to the Fund is limited to the premium paid for, and transaction costs paid in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of such security increases, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put is sold.

     The Fund may wish to protect certain portfolio securities against a decline in market value at a time when no put options on those particular securities are available for purchase. The Fund may therefore purchase a put option on securities other than those it wishes to protect even though it does not hold such other securities in its portfolio.

     The Fund may also purchase call options. During the life of the call option, the Fund may buy the underlying security at the call exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, the Fund will reduce any profit it might have realized had it bought the underlying security at the time it purchased the call option by the premium paid for the call option and by transaction costs.

     SECURITIES INDEX OPTION TRADING. The Fund may purchase and write put and call options on securities indexes. Options on securities indexes are similar to options on securities except that, rather than the right to take or make delivery of a security at a specified price, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated to make delivery of this amount.

     The effectiveness of purchasing or writing index options as a hedging technique depends upon the extent to which price movements in the Fund's portfolio correlate with price movements of the index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of prices in the relevant underlying securities markets generally or, in the case of certain indexes, in an industry market segment, rather than movements in the price of a particular security. Accordingly, successful use by the Fund of options on security indexes will be subject to VFM's ability to predict correctly movements in the direction of the stock market or interest rates market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual securities. In the event VFM is unsuccessful in predicting the movements of an index, the Fund could be in a worse position than had no hedge been attempted.

     Because exercises of index options are settled in cash, the Fund cannot determine the amount of its settlement obligations in advance and, with respect to call writing, cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. When the Fund writes an option on an index, the Fund will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option, cash, high-grade liquid debt securities or "qualified securities" with a market value determined on a daily basis of not less than 100% of the current market value of the option.

     Options purchased and written by the Fund may be exchange traded or may be options entered into by the Fund in negotiated transactions with investment dealers and other financial institutions (over-the-counter or "OTC" options) (such as commercial banks or savings and loan associations) deemed creditworthy by VFM. OTC options are illiquid and it may not be possible for the Fund to dispose of options it has purchased or to terminate its obligations under an option it has written at a time when VFM believes it would be advantageous to do so.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may enter into futures contracts and purchase and write options on these contracts, including but not limited to interest rate and securities index contracts and put and call options on these futures contracts. These contracts will be entered into on domestic and foreign exchanges and boards of trade, subject to applicable regulations of the Commodity Futures Trading Commission. These transactions may be entered into for bona fide hedging and other permissible risk management purposes.

     In connection with transactions in futures contracts and writing related options, the Fund will be required to deposit as "initial margin" a specified amount of cash or short-term, U. S. Government securities. The initial margin required for a futures contract is set by the exchange on which the contract is traded. It is expected that the initial margin would be approximately 1-1/2% to 5% of a contract's face value. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract.

     The Fund will not purchase or sell futures contracts or related options if, as a result, the sum of the initial margin deposit on the Fund's existing futures and related options positions and premiums paid for options or futures contracts entered into for other than bona fide hedging purposes would exceed 5% of the Fund's assets.

     Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND OPTIONS.

     HEDGING RISKS IN FUTURES CONTRACTS TRANSACTIONS. There are several risks in using securities index or interest rate futures contracts as hedging devices. One risk arises because the prices of futures contracts may not correlate perfectly with movements in the underlying index or financial instrument due to certain market distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than making additional variation margin payments, investors may close the contracts through offsetting transactions which could distort the normal relationship between the index or security and the futures market. Second, the margin requirements in the futures market are lower than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Because of possible price distortion in the futures market and because of imperfect correlation between movements in indexes of securities and movements in the prices of futures contracts, even a correct forecast of general market trends may not result in a successful hedging transaction over a very short period.

     Another risk arises because of imperfect correlation between movements in the value of the futures contracts and movements in the value of securities subject to the hedge. With respect to index futures contracts, the risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the financial instruments included in the applicable index.

     Successful use of futures contracts by the Fund is subject to the ability of VFM to predict correctly movements in the direction of interest rates or the relevant underlying securities market. If the Fund has hedged against the possibility of an increase in interest rates adversely affecting the value of fixed-income securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its security which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market or decline in interest rates. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

     LIQUIDITY OF FUTURES CONTRACTS. The Fund may elect to close some or all of its contracts prior to expiration. The purpose of making such a move would be to reduce or eliminate the hedge position held by the Fund. The Fund may close its positions by taking opposite positions. Final determinations of variation margin are then made, additional cash as required is paid by or to the Fund, and the Fund realizes a loss or a gain.

     Positions in futures contracts may be closed only on an exchange or board of trade providing a secondary market for such futures contracts. Although the Fund intends to enter into futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular contract at any particular time.

     In addition, most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, it will not be possible to close a futures position and, in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

     RISKS OF OPTIONS. The use of options on financial instruments and indexes and on interest rate and index futures contracts also involves additional risk. Compared to the purchase or sale of futures contracts, the purchase of call or put options involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transactions costs). The writing of a call option generates a premium, which may partially offset a decline in the value of the Fund's portfolio assets. By writing a call option, the Fund becomes obligated to sell an underlying instrument or a futures contract, which may have a value higher than the exercise price. Conversely, the writing of a put option generates a premium, but the Fund becomes obligated to purchase the underlying instrument or futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options may exceed the amount of the premium received.

     The effective use of options strategies is dependent, among other things, on the Fund's ability to terminate options positions at a time when VFM deems it desirable to do so. Although the Fund will enter into an option position only if VFM believes that a liquid secondary market exists for such option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. The Fund's transactions involving options on futures contracts will be conducted only on recognized exchanges.

     The Fund's purchase or sale of put or call options will be based upon predictions as to anticipated interest rates or market trends by VFM, which could prove to be inaccurate. Even if the expectations of VFM are correct, there may be an imperfect correlation between the change in the value of the options and of the Fund's portfolio securities.

     The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option; the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price which will usually exceed the then market value of the underlying security.

     The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of a purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

     Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

     The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

     An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options,
(ii) restrictions may be imposed by a national securities exchange ("Exchange") on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange, (v) the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the Options Clearing
Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

     The Fund may purchase put options to hedge against a decline in the value of their portfolios. By using put options in this way, the Fund will reduce any profit they might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

     The Fund may purchase call options to hedge against an increase in price of securities that the Fund anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

     As discussed above, options may be traded over-the-counter ("OTC options"). In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. OTC options are illiquid and it may not be possible for the Fund to dispose of options it has purchased or terminate its obligations under an option it has written at a time when VFM believes it would be advantageous to do so. Accordingly, OTC options are subject to the Fund's limitation that a maximum of 15% of its net assets be invested in illiquid securities. In the event of the bankruptcy of the writer of an OTC option, the Fund could experience a loss of all or part of the value of the option. VFM anticipates that options on Municipal Obligations will consist primarily of OTC options.

ILLIQUID INVESTMENTS

     The Fund is permitted to invest up to 15% of its net assets in illiquid investments. An investment is generally deemed to be "illiquid" if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the investment company is valuing the investment.

     As set forth in the Prospectus/Proxy Statement, the Fund may invest in certain restricted securities (securities which were originally sold in private placements and which have not been registered under Securities Act of 1933 (the "1933 Act")), commercial paper issued pursuant to Section 4(2) under the 1933 Act, and municipal lease obligations, and treat such securities as liquid when they have been determined to be liquid by VFM subject to the oversight of and pursuant to procedures adopted by the Fund's Board of Directors. Under these procedures, factors taken into account in determining the liquidity of a security include (a) the frequency of trades and quotes for the security; (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (c) dealer undertakings to make a market in the security; and (d) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). With respect to restricted securities, the liquidity of such securities increased as a result of the adoption of Rule 144A under the 1933 Act, which provides a safe harbor exemption from the registration requirements of the 1933 Act for resales of restricted securities to "qualified institutional buyers," as defined in the rule. Investing in such securities could have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

DIVERSIFICATION

     Although the Fund is characterized as a non-diversified fund under the 1940 Act, the Fund intends to conduct its operations so that it will qualify under the Internal Revenue Code of 1986 as a "regulated investment company." In order to qualify as a regulated investment company, the Fund must limit its investments so that, at the close of each quarter of the taxable year, with respect to at least 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer. In addition, the Internal Revenue Code requires that not more than 25% in value of the Fund's total assets may be invested in the securities of a single issuer at the close of each quarter of the taxable year.

     For purposes of such diversification, the identification of the issuer of Municipal Obligations depends on the terms and conditions of the security. If a State or a political subdivision thereof pledges its full faith and credit to payment of a security, the State or the political subdivision, respectively, is deemed the sole issuer of the security. If the assets and revenues of an agency, authority or instrumentality of a State or a political subdivision thereof are separate from those of the State or political subdivision and the security is backed only by the assets and revenues of the agency, authority or instrumentality, such agency, authority or instrumentality is deemed to be the sole issuer. Moreover, if the security is backed only by revenues of an enterprise or specific projects of the State, a political subdivision or agency, authority or instrumentality, such as utility revenue bonds, and the full faith and credit of the governmental unit is not pledged to the payment thereof, such enterprise or specific project is deemed the sole issuer.

     Similarly, in the case of an industrial development bond, if that bond is backed only by certain revenues to be received from the non-governmental user of the project financed by the bond, then such non-governmental user is deemed to be the sole issuer. If, however, in any of the above cases, a State, political subdivision or some other entity guarantees a security and the value of all securities issued or guaranteed by the guarantor and owned by the Fund exceeds 10% of the value of the Fund's total assets, the guarantee is considered a separate security and is treated as an issue of the guarantor.

PORTFOLIO TURNOVER

     Portfolio turnover for the Fund is the ratio of the lesser of annual purchases or sales of portfolio securities by the Fund to the average monthly value of portfolio securities owned by the Fund, not including securities maturing in less than 12 months. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of the Fund's portfolio securities for a particular year were equal to the average monthly value of the portfolio securities owned by the Fund during the year. The Fund estimates its portfolio turnover rate will be 100% or less.

INVESTMENT RESTRICTIONS

     The Fund has adopted certain investment restrictions set forth below which, together with the investment objective of the Fund and other policies which are specifically identified as fundamental in the Prospectus/Proxy Statement or herein, cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. As defined in the 1940 Act, this means the lesser of the vote of (1) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund. The following investment restrictions apply to the Fund. The Fund will not:

          (1) Borrow money, except from banks for temporary or emergency purposes in an amount not exceeding 20% of the value of the Fund's total assets, including the amount borrowed. The Fund may not borrow for leverage purposes and securities will not be purchased while outstanding borrowings exceed 5% of the value of the Fund's total assets. For purposes of the foregoing investment restrictions, reverse repurchase agreements will not be considered borrowings.

          (2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of portfolio investments, the Fund may be deemed to be an underwriter under federal securities laws.

     (3) Purchase or sell real estate, although it may purchase securities which are secured by or represent interests in real estate.

     (4) Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies, and through repurchase agreements.

     (5) Invest 25% or more of its total assets in the securities of any industry, although, for purposes of this limitation, tax-exempt securities and U.S. Government obligations are not considered to be part of any industry.

     (6) Issue any senior securities (as defined in the 1940 Act), except as set forth in investment restriction number (1) above, and except to the extent that using options, futures contracts and options on futures contracts, purchasing or selling securities on a when-issued or forward commitment basis or using similar investment strategies may be deemed to constitute issuing a senior security.

     (7) Purchase or sell commodities or futures or options contracts with respect to physical commodities. This restriction shall not restrict the Fund from purchasing or selling, on a basis consistent with any restrictions contained in its then-current Prospectus, any financial contracts or instruments which may be deemed commodities (including, by way of example and not by way of limitation, options, futures, and options on futures with respect, in each case, to interest rates, currencies, stock indices, bond indices or interest rate indices).

     The following non-fundamental investment restrictions may be changed by the Board of the Fund at any time. The Fund will not:

     (1) Invest more than 5% of its total assets in securities of any single investment company, nor more than 10% of its total assets in securities of two or more investment companies, except as part of a merger, consolidation or acquisition of assets.

     (2) Buy or sell oil, gas or other mineral leases, rights or royalty contracts.

     (3) Write puts if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover such puts.

     (4) Make short sales of securities or maintain a short position for the account of the Fund, unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

     Except for the Fund's policy with respect to borrowing, any investment restriction or limitation which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or a utilization of assets and such excess results therefrom.

          BOARD MEMBERS AND EXECUTIVE OFFICERS OF VOYAGEUR MUTUAL FUNDS

         The Board members and officers of Voyageur Mutual Funds, their position with Voyageur Mutual Funds and their principal occupations during the past five years are set forth below. In addition to the occupations set forth below, the Directors and officers also serve as directors and trustees or officers of various other closed-end and open-end investment companies managed by VFM.

                                                                     PRINCIPAL OCCUPATION(S) DURING
        NAME,  ADDRESS, AND AGE          POSITION               PAST FIVE YEARS AND OTHER AFFILIATIONS
        -----------------------          --------               --------------------------------------
Clarence G. Frame, 78                    Director          Of counsel,  Briggs & Morgan law firm.  Mr. Frame  currently
W-875                                                      serves on the board of  directors of Tosco  Corporation  (an
First National Bank Building                               oil refining and marketing company), Milwaukee Land Company,
332 Minnesota Street                                       and Independence One Mutual Funds.
St. Paul, Minnesota  55101

Richard F.  McNamara, 63                 Director          Chief    Executive    Officer   of    Activar,    Inc.,    a
7808 CreekridgeCircle,                                     Minneapolis-based  holding  company  consisting of seventeen
#200                                                       companies in industrial  plastics,  sheet metal,  automotive
Minneapolis, Minnesota 55439                               aftermarket,  construction supply, electronics and financial services.  Mr.  McNamara  currently  serves  on the board of
                                                           directors   of  Rimage   (electronics   manufacturing)   and
                                                           Interbank.


Thomas F. Madison, 60                    Director          President and CEO of MLM Partners,  Inc. since January 1993;
200 South Fifth Street                                     previously  Vice Chairman-  Office of the CEO, The Minnesota
Suite 2100                                                 Mutual  Life   Insurance   Company  from  February  1994  to
Minneapolis, Minnesota 55402                               September      1994;      President     of     U.S.     West
                                                           Communications-Markets   from  1988  to  1993;  Mr.  Madison
                                                           currently  serves  on the  board  of  directors  of  Valmont
                                                           Industries, Inc. (metal manufacturing), Eltrax Systems, Inc.
                                                           (data  communications  integration),   Minnegasco,  Lutheran
                                                           Health Systems, Communications Holdings, Inc., Alexander and
                                                           Alexander   (insurance  and  risk  management),   Span  Link
                                                           Communications   (telecommunications),    Medical   Benefits
                                                           Administrators,    D&D   Farms,   Aether   Works   (software
                                                           applications),  Digital River  (digital  data  provider) and various civic and educational organizations.

James W. Nelson, 54                      Director          Chairman and Chief  Executive  Officer of Eberhardt  Holding
81 South Ninth Street                                      Company and its subsidiaries.
Suite 400
Minneapolis, Minnesota 55440

Robert J. Odegard, 75                    Director          Special  Assistant  to the  President of the  University  of
University of Minnesota Foundation                         Minnesota.
1300 South Second Street
Minneapolis, Minnesota 55454

John G. Taft, 42                         President         President and Director (since 1993) of VFM;  Director (since
90 South Seventh Street                                    1993) and Executive Vice President  (since 1995) of Voyageur
Suite 4400                                                 Fund Distributors, Inc. ("VFD") previously, President of VFD
Minneapolis, Minnesota 55402                               from 1991 to 1995;  Management  Committee member of VFM from
                                                           1991 to 1993.

Andrew M. McCullagh, Jr., 47             Executive         Portfolio Manager of VFM; previously Director of VFM and VFD
717 Seventeenth Street                   Vice              from 1993 to 1995.
Denver, Colorado 80202                   President

Jane M. Wyatt, 41                        Executive         Chief  Investment  Officer of VFM (since 1993) and Portfolio
90 South Seventh Street                  Vice              Manager  of  VFM;  Director  of  VFM  and  VFD  since  1993;
Suite 4400                               President         previously Executive Vice President and Portfolio Manager of
Minneapolis, Minnesota  55402                              VFM from 1992 to 1993; Vice President and Portfolio  Manager from 1989 to 1992 of VFM.

Steven Eldredge,  40                     Vice President    Senior  Tax  Exempt  Portfolio  Manager  of VFM since  1995;
90 South Seventh Street                                    previously  portfolio manager for ABT Mutual Funds from 1989
Suite 4400                                                 to 1995.
Minneapolis, Minnesota 55402

Elizabeth H. Howell, 34                  Vice President    Senior Tax Exempt Portfolio Manager of VFM
90 South Seventh Street
Suite 4400
Minneapolis, Minnesota 55402

James C. King, 55                        Vice President    Senior   Equity   Portfolio   Manager  of  VFM  since  1993;
90 South  Seventh  Street                                  previously  Director of VFM and the Underwriter from 1993 to
Suite  4400                                                1995.
Minneapolis, Minnesota 55402

Kenneth R. Larsen, 33                    Treasurer         Treasurer of VFM and VFD; previously Director, Secretary and
90 South Seventh Street                                    Treasurer of VFM and VFD from 1993 to 1995.
Suite 4400
Minneapolis, Minnesota

Thomas J. Abood, 32                      Secretary         Senior  Vice  President  (since  1995) and  General  Counsel
90 South Seventh Street                                    (since  October  1994) of VFM, VFD and  Voyageur  Companies,
Suite 4400                                                 Inc.;   previously   Vice  President  of  VFM  and  Voyageur
Minneapolis, Minnesota 55402                               Companies,  Inc. from October 1994 to 1995;  associated with the law  firm  of  Skadden,  Arps,  Slate,  Meagher  & Flom,
                                                           Chicago, Illinois from 1988 to 1994.

     The Fund does not compensate its officers. Each director or trustee (who is not an employee of VFM or any of its affiliates) will receive a total annual fee of $26,000 for serving as a director or trustee for each of the open-end and closed-end investment companies (the "Fund Complex") for which VFM acts as investment adviser, plus a $500 fee for each special in-person meeting attended by such director. These fees are allocated among each series or fund in the Fund Complex based on the relative average net asset value of each series or fund. Currently the Fund Complex consists of ten open-end investment companies comprising 32 series or funds and six closed-end investment companies. In addition, each director or trustee who is not an employee of VFM or any of its affiliates is reimbursed for expenses incurred in connection with attending meetings. The following table sets forth the aggregate compensation received by each director from the Fund Complex during the calendar year ended December 31, 1995. As of the date of this Statement of Additional Information, the Fund had not paid any compensation to directors.

                                                          TOTAL COMPENSATION
         DIRECTOR                                         FROM FUND COMPLEX
         --------                                         -----------------
         Clarence G. Frame                                       $24,500
         Richard F. McNamara                                     $24,500
         Thomas F. Madison                                       $24,500
         James W. Nelson                                         $24,500
         Robert J. Odegard                                       $24,500

                     THE INVESTMENT ADVISER AND UNDERWRITER

     Voyageur Fund Managers, Inc., a Minnesota corporation ("VFM"), has been retained under an investment advisory agreement (the "Advisory Agreement") to act as the Fund's investment adviser, subject to the authority of the Board of Directors. VFM and the Underwriter are each indirect wholly-owned subsidiaries of Dougherty Financial Group Inc. ("DFG"), which is owned approximately 49% by Michael E. Dougherty, 49% by Pohlad Companies and less than 1% by certain retirement plans for the benefit of DFG employees. Mr. Dougherty co-founded the predecessor of DFG in 1977 and has served as DFG's Chairman of the Board and Chief Executive Officer since inception. Pohlad Companies is a holding company owned in equal parts by each of James O. Pohlad, Robert C. Pohlad and William M. Pohlad. Certain key employees of DFG and its subsidiaries and an employee benefit plan benefitting the employees of such companies have been offered the opportunity to purchase voting common shares of DFG through stock options granted with respect thereto, with the shareholdings of Pohlad Companies and Mr. Dougherty each to be diluted proportionately by any such purchases. Following any such purchases, Mr. Dougherty and Pohlad Companies would each continue to own greater than 25% of the outstanding voting common shares of DFG, and no other person or entity would own greater than 25% of such shares. The principal executive offices of VFM are located at 90 South Seventh Street, Suite 4400, Minneapolis, Minnesota 55402.

     Voyageur Fund Distributors, Inc. (the "Underwriter") is the principal distributor of the Fund's shares. With regard to the Underwriter, Mr. Taft and Ms.Wyatt are Executive Vice Presidents and directors, Mr. Abood is Senior Vice President and General Counsel, and Mr. Larsen is Treasurer.

INVESTMENT ADVISORY AGREEMENT

     The Fund does not maintain its own research department. The Fund has contracted with VFM for investment advice and management. Pursuant to an Investment Advisory Agreement, VFM has the sole and exclusive responsibility for the management of the Fund's portfolio and the making and execution of all investment decisions for the Fund subject to the objective and investment policies and restrictions of the Fund and subject to the supervision of the Fund's Board of Directors. VFM also furnishes, at its own expense, office facilities, equipment and personnel for servicing the investments of the Fund. VFM has agreed to arrange for officers and employees of VFM to serve without compensation from the Fund as directors, officers or employees of the Fund if duly elected to such positions by the shareholders or directors of the Fund.

     As compensation for VFM's services, the Fund is obligated to pay to VFM a monthly investment advisory and management fee equivalent on an annual basis to
 .65% of its average daily net assets. The fee is based on the average daily value of the Fund's net assets at the close of each business day. VFM has agreed to waive fees such that the investment advisory fee will not exceed .50% through December 31, 1998.

     The Investment Advisory Agreement continues from year to year only if approved annually (a) by the Fund's Board or by vote of a majority of the outstanding voting securities of the Fund and (b) by vote of a majority of board members of the Fund who are not parties to such Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting of the Board called for the purpose of voting on such approval. The Investment Advisory Agreement may be terminated by either party on 60 days' notice to the other party and terminates automatically upon its assignment. The Investment Advisory Agreement also provides that amendments to the Agreement may be affected if approved by the Board (including a majority of the directors who are not interested persons of VFM or the Fund), unless the 1940 Act requires that any such amendment must be submitted for approval by the Fund's shareholders and that all proposed assignments of such agreement are subject to approval by the Board of Directors (unless the 1940 Act otherwise requires shareholder approval).

ADMINISTRATIVE SERVICES AGREEMENT

     VFM also acts as the Fund's dividend disbursing, transfer, administrative and accounting services agent pursuant to an Administrative Services Agreement. Pursuant to the Administrative Services Agreement, VFM provides the Fund all dividend disbursing, transfer agency, administrative and accounting services required by the Fund including, without limitation, the following: (i) the calculation of net asset value per share (including the pricing of the Fund's portfolio of securities) at such times and in such manner as is specified in the Fund's current Prospectus and Statement of Additional Information, (ii) upon the receipt of funds for the purchase of the Fund's shares or the receipt of redemption requests with respect to the Fund's shares outstanding, the calculation of the number of shares to be purchased or redeemed, respectively,
(iii) upon the Fund's distribution of dividends, the calculation of the amount of such dividends to be received per share, the calculation of the number of additional shares of the Fund to be received by each shareholder of the Fund (other than any shareholder who has elected to receive such dividends in cash) and the mailing of payments with respect to such dividends to shareholders who have elected to receive such dividends in cash, (iv) the provision of transfer agency services, (v) the creation and maintenance of such records relating to the business of the Fund as the Fund may from time to time reasonably request,
(vi) the preparation of tax forms, reports, notices, proxy statements, proxies and other shareholder communications, and the mailing thereof to shareholders of the Fund, and (vii) the provision of such other dividend disbursing, transfer agency, administrative and accounting services as the Fund and VFM may from time to time agree upon. Pursuant to the Administrative Services Agreement, VFM also provides such regulatory, reporting and compliance related services and tasks as the Fund may reasonably request.

     As compensation for these services, the Fund pays VFM a monthly fee based upon the Fund's average daily net assets and the number of shareholder accounts then existing. This fee is equal to the sum of (i) $1.33 per shareholder account per month, (ii) $1,000 per month if the Fund's average daily net assets do not exceed $50 million, $1,250 per month if the Fund's average daily net assets are greater than $50 million but do not exceed $100 million, and $1,500 per month if the Fund's average daily net assets exceed $100 million, and (iii) 0.11% per annum of the first $50 million of the Fund's average daily net assets, 0.06% per annum of the next $100 million of the Fund's average daily net assets, 0.035% per annum of the next $250 million of the Fund's average daily net assets, 0.03% per annum of the next $300 million of the Fund's average daily net assets and 0.02% per annum of the Fund's average daily net assets in excess of $700 million. For purposes of calculating average daily net assets, as such term is used in the Administrative Services Agreement, the Fund's net assets equal its total assets minus its total liabilities. The Fund also reimburses VFM for its out-of-pocket expenses in connection with VFM's provision of services under the Fund's Administrative Services Agreement.

     The Administrative Services Agreement is renewable from year to year if the directors approve it in the same way they approve the Investment Advisory Agreement. The Administrative Services Agreement can be terminated by either party on 60 days' notice to the other party and the Agreement terminates automatically upon its assignment. The Administrative Services Agreement also provides that amendments to the Agreement may be effected if approved by the Board (including a majority of the board members who are not interested persons of VFM or the Fund), unless the 1940 Act requires that any such amendment must be submitted for approval by the Fund's shareholders and that all proposed assignments of such agreement are subject to approval by the Board (unless the 1940 Act otherwise requires shareholder approval thereof).

EXPENSES OF THE FUND

     VFM is contractually obligated to pay the operating expenses of the Fund (excluding interest, taxes, brokerage fees and commissions and Rule 12b-1 fees, if any) which exceed 1% of the Fund's average daily net assets on an annual basis up to the amount of the investment advisory and management fee, and the dividend disbursing, administrative and accounting services fee. In addition, VFM reserves the right to voluntarily waive its fees in whole or part and to voluntarily absorb certain other of the Fund's expenses. Any such waiver or absorption, however, is in VFM's sole discretion and may be lifted or reinstated at any time.

     All costs and expenses (other than those specifically referred to as being borne by VFM or the Underwriter) incurred in the operation of the Fund are borne by the Fund. These expenses include, among others, fees of the Board members who are not employees of VFM or any of its affiliates, expenses of directors' and shareholders' meetings, including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity bond and other coverage and expenses of redemption of shares, expenses of issue and sale of shares (to the extent not borne by the Underwriter under its agreement with the Fund), expenses of printing and mailing stock certificates representing shares of the Fund, association membership dues, charges of the Fund's custodian, and bookkeeping, auditing and legal expenses. The Fund will also pay the fees and bear the expense of registering and maintaining the registration of the Fund and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses, reports and statements to shareholders.

RULE 12B-1 PLAN OF DISTRIBUTION; DISTRIBUTION AGREEMENT

     The Fund has adopted a Plan of Distribution (the "Plan") relating to the payment of certain expenses pursuant to Rule 12b-1 under the 1940 Act. Rule 12b-1(b) provides that any payments made by a Fund in connection with the distribution of its shares may only be made pursuant to a written plan describing all material aspects of the proposed financing of distribution and also requires that all agreements with any person relating to implementation of the plan must be in writing.

     Rule 12b-1(b)(1) requires that such plan be approved by a vote of at least a majority of the Fund's outstanding shares, and Rule 12b-1(b)(2) requires that such plan, together with any related agreements, be approved by a vote of the Board of Directors and of the directors who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan, cast in person at a meeting called for the purpose of voting on such plan or agreements. Rule 12b-1(b)(3) requires that the plan or agreement provide, in substance:

     (1) that it shall continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually in the manner described in paragraph
(b)(2) of Rule 12b-1;

     (2) that any person authorized to direct the disposition of monies paid or payable by a Fund pursuant to its plan or any related agreement shall provide to the Board of Directors, and the directors shall review, at least quarterly, a written report of the amount so expended and the purposes for which such expenditures were made; and

     (3) in the case of a plan, that it may be terminated at any time by vote of a majority of the members of the Board of Directors who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan or by vote of a majority of the outstanding voting securities of the Fund.

     Rule 12b-1(b)(4) requires that such plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval and that all material amendments of the plan must be approved in the manner described in paragraph (b)(2) of Rule 12b-1. Rule 12b-1 (c) provides that the Fund may rely upon Rule 12b-1 only if the selection and nomination of that Fund's disinterested directors are committed to the discretion of such disinterested directors. Rule 12b-1(e) provides that the Fund may implement or continue a plan pursuant to Rule 12b-1(b) only if the directors who vote to approve such implementation or continuation conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law, and under Section 36(a) and (b) of the 1940 Act, that there is a reasonable likelihood that the plan will benefit the Fund and its shareholders.

     The Fund has entered into a Distribution Agreement with the Underwriter, pursuant to which the Underwriter acts as the principal underwriter of the Fund's shares. The Distribution Agreement and Plan provide that the Underwriter agrees to provide, and shall pay costs which it incurs in connection with providing, administrative or accounting services to shareholders of the Fund (such costs are referred to as "Shareholder Servicing Expenses") and that the Underwriter shall also pay all costs of distributing the shares of the Fund ("Distribution Expenses"). Shareholder Servicing Expenses include all expenses of the Underwriter incurred in connection with providing administrative or accounting services to shareholders of the Fund, including, but not limited to, an allocation of the Underwriter's overhead and payments made to persons, including employees of the Underwriter, who respond to inquiries of shareholders regarding their ownership of Fund shares, or who provide other administrative or accounting services not otherwise required to be provided by the Fund's investment adviser or dividend disbursing, transfer, administrative and accounting services agent. Distribution Expenses include, but are not limited to, initial and ongoing sales compensation (in addition to sales loads) paid to investment executives of the Underwriter and to other broker-dealers and participating financial institutions; expenses incurred in the printing of prospectuses, statements of additional information and reports used for sales purposes; expenses of preparation and distribution of sales literature; expenses of advertising of any type; an allocation of the Underwriter's overhead; payments to and expenses of persons who provide support services in connection with the distribution of Fund shares; and other distribution-related expenses.

     Pursuant to the provisions of the Distribution Agreement, the Underwriter is entitled to receive a total fee each quarter at an annual rate of .25% of the average daily net assets attributable to the Fund's Class A shares, 1.00% of the average daily net assets attributable to the Fund's Class B shares and 1.00% of the average daily net assets attributable to the Fund's Class C shares to pay distribution expenses. As determined from time to time by the Board, a portion of such fees shall be designated as a "shareholder servicing fee" and a portion shall be designated as a "distribution fee." The Board has determined that all of the fee payable with respect to Class A shares shall be designated a shareholder servicing fee. With respect to fees payable with respect to Class B shares and Class C shares, that portion of the fee equal to .25% of average daily net assets attributable to each of the Fund's Class B shares and Class C shares is designated a shareholder servicing fee and that portion of the fee equal to .75% of average daily net assets attributable to each of the Fund's Class B shares and Class C shares is designated a distribution fee. Amounts payable to the Underwriter under the Distribution Agreement may exceed or be less than the Underwriter's actual distribution expenses and shareholder servicing expenses. In the event such distribution expenses and shareholder servicing expenses exceed amounts payable to the Underwriter under the Plan, the Underwriter shall not be entitled to reimbursement by the Fund. In addition to being paid shareholder servicing and distribution fees, the Underwriter also receives for its services the sales charge on sales of Fund shares set forth in the Prospectus/Proxy Statement.

     The Fund's Distribution Agreement is renewable from year to year if the Fund's Board approves the Agreement and the Fund's Plan. The Fund or the Underwriter can terminate its Distribution Agreement on 60 days' notice to the other party, and the Distribution Agreement terminates automatically upon its assignment. In the Fund's Distribution Agreement, the Underwriter agrees to indemnify the Fund against all costs of litigation and other legal proceedings and against any liability incurred by or imposed on the Fund in any way arising out of or in connection with the sale or distribution of the Fund's shares, except to the extent that such liability is the result of information which was obtainable by the Underwriter only from persons affiliated with the Fund but not the Underwriter.

PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

     As the Fund's portfolio is composed exclusively of debt, rather than equity securities, most portfolio transactions are effected with dealers without the payment of brokerage commissions, but rather at net prices which usually include a spread or markup. In effecting such portfolio transactions on behalf of the Fund, VFM seeks the most favorable net price consistent with the best execution. However, frequently, VFM selects a dealer to effect a particular transaction without contacting all dealers who might be able to effect such transaction, because of the volatility of the bond market and the desire of VFM to accept a particular price for a security because the price offered by the dealer meets its guidelines for profit, yield or both.

     Decisions with respect to placement of the Fund's portfolio transactions are made by VFM. The primary consideration in making these decisions is efficiency in the execution of orders and obtaining the most favorable net prices for the Fund. When consistent with these objectives, business may be placed with broker-dealers who furnish investment research services to VFM. Such research services include advice, both directly and in writing, as to the value of securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities; as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. This allows VFM to supplement its own investment research activities and enables VFM to obtain the views and information of individuals and research staffs of many different securities firms prior to making investment decisions for the Fund. To the extent portfolio transactions are effected with broker-dealers who furnish research services to VFM, VFM receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Fund from these transactions.

     VFM has not entered into any formal or informal agreements with any broker-dealers, nor does it maintain any "formula" which must be followed in connection with the placement of the Fund's portfolio transactions in exchange for research services provided VFM, except as noted below. However, VFM does maintain an informal list of broker-dealers, which is used from time to time as a general guide in the placement of the Fund's business, in order to encourage certain broker-dealers to provide VFM with research services which VFM anticipates will be useful to it. Because the list is merely a general guide, which is to be used only after the primary criterion for the selection of broker-dealers (discussed above) has been met, substantial deviations from the list are permissible and may be expected to occur. In the event any transactions are executed on an agency basis, VFM will authorize the Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if VFM determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or VFM's overall responsibilities with respect to the accounts as to which it exercises investment discretion. If the Fund executes any transactions on an agency basis, it will generally pay higher than the lowest commission rates available.

     The Fund will not effect any brokerage transactions in its portfolio securities with any broker-dealer affiliated directly or indirectly with VFM, unless such transactions, including the frequency thereof, the receipt of commissions payable in connection therewith and the selection of the affiliated broker-dealer effecting such transactions are not unfair or unreasonable to the shareholders of the Fund. In determining the commissions to be paid to a broker-dealer affiliated with VFM, it is the policy of the Fund that such commissions will, in the judgment of VFM, subject to review by the Board of Directors, be both (a) at least as favorable as those which would be charged by other qualified brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time, and (b) at least as favorable as commissions contemporaneously charged by such affiliated broker-dealers on comparable transactions for their most favored comparable unaffiliated customers. While the Fund does not deem it practicable and in its best interest to solicit competitive bids for commission rates on each transaction, consideration will regularly be given to posted commission rates as well as to other information concerning the level of commissions charged on comparable transactions by other qualified brokers.

     Pursuant to conditions set forth in rules of the Securities and Exchange Commission, the Fund may purchase securities from an underwriting syndicate of which an affiliated broker-dealer is a member (but not directly from such affiliated broker-dealer itself). Such conditions relate to the price and amount of the securities purchased, the commission or spread paid and the quality of the issuer. The rules further require that such purchases take place in accordance with procedures adopted and reviewed periodically by the Board of Directors, particularly those Board members who are not interested persons of the Fund.

     Consistent with the Rules of Conduct of the National Association of Securities Dealers, Inc. and subject to the policies set forth in the preceding paragraphs and such other policies as the Fund's directors may determine, VFM may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's securities transactions.

OTHER INFORMATION

     CONVERSION OF CLASS B SHARES. In addition to information regarding conversion set forth in the Prospectus/Proxy Statement, the conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that payment of different dividends by each of the classes of shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Code and that such conversions do not constitute taxable events for Federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

     SIGNATURE GUARANTY. In addition to information regarding redemption of shares and signature guaranty set forth in the Prospectus/Proxy Statement, a signature guaranty will be required when redemption proceeds: (1) exceed $50,000 (unless it is being wired to a pre-authorized bank account, in which case a guarantee is not required), (2) are to be paid to someone other than the registered shareholder or (3) are to be mailed to an address other than the address of record or wired to an account other than the pre-authorized bank or brokerage account. On joint account redemptions of the type previously listed, each signature must be guaranteed. A signature guarantee may not be provided by a notary public. Please contact your investment executive for instructions as to what institutions constitute eligible signature guarantors.

     VALUATION OF PORTFOLIO SECURITIES. Generally, trading in certain securities such as tax-exempt securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the primary close of trading on the Exchange. The values of such securities used in determining the net asset value of Fund shares are computed as of such times. Occasionally events affecting the value of such securities may occur between such times and the primary close of trading on the Exchange which are not reflected in the computation of net asset value. If events materially affecting the value of such securities occur during such period, then these securities are valued at their fair market value as determined in good faith by VFM in accordance with procedures adopted by the Board of Directors.

     BANK PURCHASES. Banks, acting as agents for their customers and not for the Fund or the Underwriter, from time to time may purchase Fund shares for the accounts of such customers. Generally, the Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Should the activities of any bank, acting as agent for its customers in connection with the purchase of the Fund's shares, be deemed to violate the Glass-Steagall Act, management will take whatever action, if any, is appropriate in order to provide efficient services for the Fund. Management does not believe that a termination of the relationship with a bank would result in any material adverse consequences to the Fund. In addition, state securities laws on this issue may differ and banks and financial institutions may be required to register as dealers pursuant to state law. Fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal agency.

                                      TAXES

     Under the Internal Revenue Code of 1986, as amended (the "Code"), all or a portion of the interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends, such as the Fund, will not be deductible by a shareholder. Indebtedness may be allocated to shares of the Fund even though not directly traceable to the purchase of such shares.

     The Fund's present policy is to designate exempt-interest dividends at each daily distribution of net interest income. Shareholders are required for information purposes to report exempt-interest dividends and other tax-exempt interest on their tax returns.

     An exchange of shares in one VFM fund for shares in another fund pursuant to exercise of the Exchange Privilege is considered to be a sale of the shares for federal tax purposes that may result in a taxable gain or loss. If a shareholder incurs a sales charge in acquiring shares and then, after holding those shares not more than 90 days, exchanges them pursuant to the Exchange Privilege for shares of another VFM fund, the shareholder may not take into account the initial sales charge (to the extent that the otherwise applicable sales charge on the later-acquired shares is reduced) for purposes of determining the shareholder's gain or loss on the exchange of the first held shares. To the extent that the sales charge is disregarded upon the exchange of the first shares, however, it may be taken into account in determining gain or loss on the eventual sale or exchange of the later-acquired shares.

     The Fund will be subject to a nondeductible excise tax equal to 4% of the excess, if any, of the taxable amount required to be distributed for each calendar year over the amount actually distributed. In order to avoid this excise tax, the Fund must declare dividends by the end of the calendar year representing 98% of the Fund's ordinary income for the calendar year and 98% of its capital gain net income (both long- and short-term capital gain) for the 12-month period ending on October31 of such year. For purposes of the excise tax, any income on which the Fund has paid corporate-level tax is considered to have been distributed. The Fund intends to make sufficient distributions each year to avoid the payment of the excise tax.

     Under a special provision of the Revenue Reconciliation Act of 1993, all or a portion of the gain that the Fund realizes on the sale of a Municipal
Obligation that it purchased at a market discount may have to be treated as ordinary income rather than capital gain.

     For shareholders who are recipients of Social Security benefits, exempt-interest dividends are includable in computing "modified adjusted gross income" for purposes of determining the amount of Social Security benefits, if any, that is required to be included in gross income. The maximum amount of Social Security benefits that may be included in gross income is 85%.

     For federal income tax purposes, an alternative minimum tax ("AMT") is imposed on taxpayers to the extent that such tax, if any, exceeds a taxpayer's regular income tax liability (with certain adjustments). Exempt-interest dividends attributable to interest income on certain tax-exempt obligations issued after August 7, 1986 to finance private activities are treated as an item of tax preference that is included in alternative minimum taxable income for purposes of computing the federal AMT for all taxpayers and the federal environmental tax on corporations. In addition, all other tax-exempt interest received by a corporation, including exempt-interest dividends, will be included in adjusted current earnings for purposes of determining the federal corporate AMT and the environmental tax imposed on corporations by Section 59A of the Code. Liability for AMT will depend on each shareholder's individual tax situation.

     The Code imposes requirements on certain tax-exempt bonds which, if not satisfied, could result in loss of tax exemption for interest on such bonds, even retroactively to the date of issuance of the bonds. Proposals may be introduced before Congress in the future, the purpose of which will be to further restrict or eliminate the federal income tax exemption for tax-exempt bonds held by the Fund. The Fund will avoid investment in bonds which, in the opinion of the investment adviser, pose a material risk of the loss of tax exemption. Further, if a bond in the Fund's portfolio lost its exempt status, the Fund would make every effort to dispose of such investment on terms that are not detrimental to the Fund.

     The Code forbids a regulated investment company from earning 30% or more of its gross income from the sale or other disposition of securities held less than three months. This restriction may limit the extent to which the Fund may purchase options. To the extent the Fund engages in short-term trading and enters into options transactions, the likelihood of violating this 30% requirement is increased.

     Gain or loss on options is taken into account when realized by entering into a closing transaction or by exercise. In addition, with respect to many types of options held at the end of a Fund's taxable year, unrealized gain or loss on such contracts is taken into account at the then current fair market value thereof under a special "marked-to-market, 60/40 system," and such gain or loss is recognized for tax purposes. The gain or loss from such options (including premiums on certain options that expire unexercised) is treated as 60% long-term and 40% short-term capital gain or loss, regardless of their holding period. The amount of any capital gain or loss actually realized by the Fund in a subsequent sale or other disposition of such options will be adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale under the "marked-to-market, 60/40 system."

                             SPECIAL PURCHASE PLANS

     AUTOMATIC INVESTMENT PLAN. As a convenience to investors, shares may be purchased through a pre-authorized automatic investment plan. Such pre-authorized investments (at least $100) may be used to purchase shares of the Fund at the public offering price next determined after the Fund receives the investment (normally the 20th of each month, or the next business day thereafter). Further information is available from the Underwriter.

     COMBINED PURCHASE PRIVILEGE. The following persons (or groups of persons) may qualify for reductions from the front end sales charge ("FESC") schedule for Class A shares set forth in the Prospectus/Proxy Statement by combining purchases of any class of shares of any one or more of the VFM funds which bears a FESC (and, in certain circumstances, purchases of FESC shares of certain other open-end investment companies) if the combined purchase of all such funds totals at least $50,000:

          (i) an individual, or a "company" as defined in Section 2(a)(8) of the 1940 Act;
          (ii) an individual, his or her spouse and their children under age 21, purchasing for his, her or their own account;
          (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust) created pursuant to a plan qualified under
     Section 401 of the Code;
          (iv) tax-exempt organizations enumerated in Section 501(c)(3) of the Code;
          (v) employee benefit plans of a single employer or of affiliated employers;
          (vi) any organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company, and provided that the purchase is made through a central administration, or through a single dealer, or by other means which result in economy of sales effort or expense. An organized group does not include a group of individuals whose sole organizational connection is participation as credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer, or clients of an investment adviser.

     CUMULATIVE QUANTITY DISCOUNT (RIGHT OF ACCUMULATION). A purchase of Class A shares may qualify for a Cumulative Quantity Discount. The applicable FESC will then be based on the total of:

          (i) the amount of the current purchase;
          (ii) the amount previously invested (valued at the time of investment) in shares of any class of one or more VFM funds which has a FESC owned by the investor; and
          (iii) the amount previously invested (valued at the time of investment) in shares of any class of one or more VFM funds which has a FESC owned by another shareholder eligible to participate with the investor in a "Combined Purchase Privilege" (see above).

     To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through an investment dealer, when each purchase is made the investor or dealer must provide the Fund with sufficient information to verify that the purchase qualifies for the privilege or discount.

     LETTER OF INTENTION. Investors may also obtain the reduced front end sales charges shown in the Prospectus/Proxy Statement by means of a written Letter of Intention, which expresses the investor's intention to invest not less than $50,000 (including certain "credits," as described below) within a period of 13 months in any one or more of the VFM funds which has a FESC. Each purchase of shares under a Letter of Intention will be made at the public offering price applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter. A Letter of Intention may include purchases of shares made not more than 90 days prior to the date that an investor signs a Letter; however, the 13-month period during which the Letter is in effect will begin on the date of the earliest purchase to be included. Investors qualifying for the Combined Purchase Privilege described above may purchase shares under a single Letter of Intention.

     If, for example, on the date an investor signs a Letter of Intention to invest at least $50,000 as set forth above and the investor and the investor's spouse and children under age 21 have previously invested $20,000 in shares which are still held by such persons, it will only be necessary to invest a total of $30,000 during the 13 months following the first date of purchase of such shares in order to qualify for the sales charges applicable to investments of $50,000. The cumulative purchase would have to total at least $50,000 to qualify for a reduced sales charge for the Fund.

     The Letter of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Letter of Intention and qualifies for further reduced sales charges, the sales charges will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in sales charges will be used to purchase additional shares at the then current offering price applicable to the actual amount of the aggregate purchases.

     Investors electing to take advantage of the Letter of Intention should carefully review the appropriate provisions on the authorization form received from the Underwriter or attached to the then current Prospectus.

     Shares of other open-end investment companies bearing a FESC will be included with VFM fund shares bearing a FESC in a Combined Purchase Privilege, Cumulative Quantity Discount or Letter of Intention only if such shares are owned by customers of dealers that VFM or the Underwriter has engaged to provide administration or accounting services to Fund omnibus accounts in connection with the offering of the Fund as part of such other investment companies' family of funds. Additionally, the maximum reduction of the Fund's FESC that may result from the inclusion of shares of such other investment companies in a Combined Purchase Privilege, Cumulative Quantity Discount or Letter of Intention shall be a reduction to the front-end sales charge applicable to purchases of $500,000 but less than $1,000,000 (as set forth in the sales charge table in the Prospectus/Proxy Statement).

                    NET ASSET VALUE AND PUBLIC OFFERING PRICE

     The method for determining the net asset value of Fund shares is summarized in Appendix D to the Prospectus/Proxy Statement in "Determination of Net Asset Value." The public offering price of Class A shares is the net asset value of Fund shares plus the applicable front end sales charge, if any. The maximum front end sales charge is 3.90% of the net asset value. The public offering price of Class B and Class C shares is the net asset value of Fund shares.

                         CALCULATION OF PERFORMANCE DATA

     Advertisements  and  other  sales  literature  for the  Fund  may  refer to
"yield," "taxable equivalent yield," "average annual total return" and "cumulative total return." Yield, taxable equivalent yield, average annual total return and cumulative total return are calculated as follows.

     No performance data is provided because the Fund had not commenced operations as of the date of this Statement of Additional Information.

YIELD

     Yield is computed by dividing the net investment income per share deemed earned during the computation period by the maximum offering price per share on the last day of the period, according to the following formula:

                 6
YIELD = [(a-b   )   ]
        [(--- +1) -1]
        [(cd    )   ]

Where:              a    =   dividends and interest earned during the period;
                    b    =   expenses   accrued   for   the   period   (net   of
                             reimbursements);
                    c    =   the average daily number of shares outstanding
                             during the period that were entitled to receive
                             dividends; and
                    d    =   the maximum  offering price per share on the last
                             day of the period.

TAXABLE EQUIVALENT YIELD

     Taxable equivalent yield is computed by dividing that portion of the yield of the Fund (as computed above) which is tax-exempt by one minus a stated marginal income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt.

     The taxable equivalent yield is based on current Federal marginal income tax rates for a single taxpayer. The marginal rates do not reflect federal rules concerning the phase-out of personal exemptions and limitations on the allowance of itemized deductions for certain high-income taxpayers.

AVERAGE ANNUAL TOTAL RETURN

     Average annual total return is computed by finding the average annual compounded rates of return over the periods indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                         n
                    P(1+T)   = ERV

Where:              P    = a hypothetical initial payment of $1,000;
                    T    = average annual total return;
                    n    = number of years; and
                    ERV  = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period.


This calculation deducts the maximum sales charge from the initial hypothetical $1,000 investment, assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus/Proxy Statement, and includes all recurring fees, such as investment advisory and management fees, charged as expenses to all shareholder accounts.

CUMULATIVE TOTAL RETURN

     Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

CRT = (ERV-P)
      (-----)  100
      (  P  )

Where:              CTR  = Cumulative total return;
                    ERV  = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period; and
                    P    = initial payment of $1,000.

This calculation deducts the maximum sales charge from the initial hypothetical $1,000 investment, assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus/Proxy Statement, and includes all recurring fees, such as investment advisory and management fees, charged as expenses to all shareholder accounts.

                          MONTHLY CASH WITHDRAWAL PLAN

     Any investor who owns or buys shares of the Fund valued at $10,000 or more at the current offering price may open a Withdrawal Plan and have a designated sum of money paid monthly to the investor or another person. Shares are deposited in a Withdrawal Plan account and all distributions are reinvested in additional shares of the Fund at net asset value or distributed in cash. Shares in a Withdrawal Plan account are then redeemed to make each withdrawal payment. Deferred sales charges may apply to monthly redemptions of Class B and Class C shares (or to redemptions of Class A shares in connection with initial purchases of $1,000,000 or more which were not subject to a FESC). Redemptions for the purpose of withdrawal are made on the 25th of the month (or on the preceding business day if the 25th falls on a weekend or is a holiday) at that day's closing net asset value and checks are mailed on the next business day. Payments will be made to the registered shareholder. As withdrawal payments may include a return on principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with a Withdrawal Plan may result in a gain or loss for tax purposes. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The maintenance of a Withdrawal Plan concurrently with purchases of additional Class A shares of the Fund would normally be disadvantageous to the investor because of the FESC payable on such purchases. For this reason, an investor may not maintain a plan for the accumulation of Class A shares of the Fund (other than through reinvestment of distributions) and a Withdrawal Plan at the same time. The cost of administering Withdrawal Plans is borne by the Fund as an expense of all shareholders. The Fund or the Underwriter may terminate or change the terms of the Withdrawal Plan at any time. The Withdrawal Plan is fully voluntary and may be terminated by the shareholder at any time without the imposition of any penalty.

     Since the Withdrawal Plan may involve invasion of capital, investors should consider carefully with their own financial advisers whether the Withdrawal Plan and the specified amounts to be withdrawn are appropriate in their circumstances. The Fund makes no recommendations or representations in this regard.

                             ADDITIONAL INFORMATION

     As of October 4, 1996, there were no public shareholders of the Fund's shares.

     Organizational costs in connection with start-up and initial registration will be amortized over 60 months on a straight-line basis. If VFM redeems any or all of its shares of the Fund prior to the end of the Fund's 60-month amortization period, the redemption proceeds will be reduced by its pro rata portion of such Fund's unamortized organizational costs. If the Fund liquidates prior to the date such costs are fully amortized, VFM will bear all unamortized organizational costs of the Fund.

CUSTODIAN; COUNSEL; INDEPENDENT AUDITORS

     Norwest Bank Minnesota, N.A., Sixth Street & Marquette Avenue, Minneapolis,
Minnesota  55479,   acts  as  custodian  of  the  Fund's  assets  and  portfolio securities.

     Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, Minnesota 55402, serves as counsel for the Fund.

     KPMG Peat Marwick LLP, 4200 Norwest Center, Minneapolis, Minnesota 55402, serves as independent auditors for the Fund.

LIMITATION OF DIRECTOR LIABILITY

     Under Minnesota law, each director owes certain fiduciary duties to the Fund and to its shareholders. Minnesota law provides that a director "shall discharge the duties of the position of director in good faith, in a manner the director reasonably believes to be in the best interest of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances." Fiduciary duties of a director of a Minnesota corporation include, therefore, both a duty of "loyalty" (to act in good faith and act in a manner reasonably believed to be in the best interests of the corporation) and a duty of "care" (to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care". Minnesota law does not, however, permit a corporation to eliminate or limit the liability of directors (i) for any breach of the directors' duty of "loyalty" to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities law, or (iv) for any transaction from which the directors derived an improper personal benefit. The Articles of Incorporation of the Fund limit the liability of the Fund's directors to the fullest extent permitted by Minnesota statutes, except to the extent that such liability cannot be limited as provided in the 1940 Act (which Act prohibits any provisions which purport to limit the liability of directors arising from such directors' willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their role as directors).

     Minnesota law does not eliminate the duty of "care" imposed upon a director. It only authorizes a corporation to eliminate monetary liability for violations of that duty. Minnesota law, further, does not permit elimination or limitation of liability of "officers" to the corporation for breach of their duties as officers (including the liability of directors who serve as officers for breach of their duties as officers). Minnesota law does not permit elimination or limitation of the availability of equitable relief, such as injunctive or rescissionary relief. Further, Minnesota law does not permit elimination or limitation of a director's liability under the Securities Act of 1933 or the Securities Exchange Act of 1934, and it is uncertain whether and to what extent the elimination of monetary liability would extend to violations of duties imposed on directors by the 1940 Act and the rules and regulations adopted thereunder.

SHAREHOLDER MEETINGS

     The Fund is not required under Minnesota law to hold annual or periodically scheduled regular meetings of shareholders. Regular and special shareholder meetings are held only at such times and with such frequency as required by law. Minnesota corporation law provides for the Board of Directors to convene shareholder meetings when it deems appropriate. In addition, if a regular meeting of shareholders has not been held during the immediately preceding fifteen months, a shareholder or shareholders holding three percent or more of the voting shares of the Fund may demand a regular meeting of shareholders of the Fund by written notice of demand given to the chief executive officer or the chief financial officer of the Fund. Within ninety days after receipt of the demand, a regular meeting of shareholders must be held at the expense of the Fund. Additionally, the 1940 Act requires shareholder votes for all amendments to fundamental investment policies and restrictions and for amendments to investment advisory contracts and certain amendments to Rule 12b-1 distribution plans.

                              FINANCIAL STATEMENTS

     The financial statements of Great Hall National Tax-Exempt Fund ("Great Hall Fund") included as part of its Annual Report for the fiscal year ended July 31, 1996 are incorporated herein by reference. No financial statements are included for Voyageur National High Yield Municipal Bond Fund because the Fund will not be in operation prior to the Reorganization. Accordingly, no pro forma financial information showing the impact of the Reorganization is presented.

                                   APPENDIX A

DESCRIPTIONS OF BOND RATINGS

     Description of Standard and Poor's Ratings Services ("S&P"), Moody's Investors Service, Inc. ("Moody's") and Fitch Investors Service, LP ("Fitch") ratings:

S&P'S RATINGS FOR MUNICIPAL BONDS

     An S&P municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. S&P's letter ratings may be modified by the addition of a plus or minus sign, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

     The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable, and will include: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                                       AAA

     AAA is the highest rating assigned by S&P. An issuer's capacity to pay interest and repay the principal is extremely strong.

                                       AA

     Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

                                        A

     Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     Bonds rated BB, B, CCC, CC and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

                                       BBB

     Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

                                    BB and B

     Debt rated BB and B (as well as debt rated CCC, C and C) is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation within this category, B represents a somewhat higher degree of speculation and C represents the highest degree of speculation of these ratings.

     Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal repayments.

     Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

                                       C1

     The rating C1 is reserved for income bonds on which no interest is being paid.

                                        D

     Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                              Plus (+) or Minus (-)

     The ratings from AA to CCC may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

                                       NR

     Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

S&P RATINGS FOR MUNICIPAL NOTES

                                      SP-1

     The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

                                      SP-2

     The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

MOODY'S RATINGS FOR MUNICIPAL BONDS

     Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

                                       Aaa

     Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                       Aa

     Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                                        A

     Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                                       Baa

     Bonds which are rated Baa are considered as medium-grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                       Ba

     Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                        B

     Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                       Caa

     Bonds which are rated Caa are considered of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                       Ca

     Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                        C

     Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                                     Unrated

     When no rating has been assigned or when a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

MOODY'S RATINGS FOR MUNICIPAL NOTES

     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. A short-term rating designated VMIG may also be assigned an issue having a demand feature. The municipal obligations bearing the designation MIG 1/VMIG 1 are of the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. The municipal obligations bearing the designation are ample although not so large as in the preceding group.

                             Description of S&P A-1+
                                       and
                          A-1 Commercial Paper Ratings

     The rating A-1+ is the highest, and A-1 the second highest, commercial paper rating assigned by S&P. Paper rated A-1+ must possess overwhelming safety characteristics regarding timely payment. Commercial paper rated A-1 must have a degree of safety that is either overwhelming or very strong.

                                 Description of
                     Moody's Prime-1 Commercial Paper Rating

     The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and will normally be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation and well established access to a range of financial markets and assured sources of alternate liquidity.

FITCH'S RATINGS FOR MUNICIPAL BONDS

     Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

     Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

     Bonds that have the same rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

                                       AAA

     Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                                       AA

     Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

                                        A

     Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                                       BBB

     Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ('BB' to 'C') represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ('DDD' to 'D') is an assessment of the ultimate recovery value through reorganization or liquidation.

                                       BB

     Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

                                        B

     Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirement, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

                                       CCC

     Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

                                       CC

     Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

                                        C

     Bonds are in imminent default in payment of interest or principal.

                                  DDD, DD and D

     Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. 'DDD' represents the highest potential for recovery on these bonds, and 'D' represents the lowest potential for recovery.

                                Plus(+) Minus(-)

     Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

                                       NR

     Indicates that Fitch does not rate the specific issue.


                                   APPENDIX B
                        GENERAL CHARACTERISTICS AND RISKS
                             OF OPTIONS AND FUTURES

     GENERAL. As described in Appendix B to the Prospectus/Proxy Statement under "Investment Objective and Policies of Voyageur Fund--Miscellaneous Investment Practices--Options and Futures," the Fund may purchase and sell options on the securities in which it may invest and the Fund may purchase and sell options on futures contracts (as defined below) and may purchase and sell futures contracts. The Fund intends to engage in such transactions if it appears advantageous to VFM to do so in order to pursue the Fund's investment objective, to seek to hedge against the effects of market conditions and to seek to stabilize the value of its assets. The Fund will engage in hedging and risk management transactions from time to time in VFM's discretion, and may not necessarily be engaging in such transactions when movements in interest rates that could affect the value of the assets of the Fund occur.

     Conditions in the securities, futures and options markets will determine whether and in what circumstances the Fund will employ any of the techniques or strategies described below. The Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the Commodity Futures Trading Commission (the "CFTC") and the federal tax requirements applicable to regulated investment companies. Transactions in options and futures contracts may give rise to income that is subject to regular federal income tax and, accordingly, in normal circumstances the Fund does not intend to engage in such practices to a significant extent.

     The use of futures and options, and the possible benefits and attendant risks, are discussed below.

     FUTURES CONTRACTS AND RELATED OPTIONS. The Fund may enter into contracts for the purchase or sale for future delivery (a "futures contract") of fixed-income securities or contracts based on financial indices including any index of securities in which the Fund may invest. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities, or the cash value of an index, called for by the contract at a specified price during a specified delivery period. A "purchase" of a futures contract means the undertaking of a contractual obligation to acquire the securities, or cash value of an index, at a specified price during a specified delivery period. The Fund may also purchase and sell (write) call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during, or at the termination of, the period specified in the terms of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. The
Fund would be required to deposit with its custodian initial margin and maintenance margin with respect to put and call options on futures contracts written by it.

     Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual commitment is closed out before delivery without having to make or take delivery of the security. The offsetting of a contractual obligation is accomplished by purchasing (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same period. The Fund's ability to establish and close out positions in futures contracts and options on futures contracts will be subject to the liquidity of the market. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. Where it is not possible to effect a closing transaction in a contract or to do so at a satisfactory price, the Fund will have to make or take delivery under the futures contract, or, in the case of a purchased option, exercise the option. The Fund may incur brokerage fees when it purchases or sells futures contracts.

     At the time a futures contract is purchased or sold, the Fund must deposit in a custodial account cash or securities as a good faith deposit payment (known as "initial margin"). It is expected that the initial margin on futures contracts the Fund may purchase or sell may range from approximately 1.5% to approximately 5% of the value of the securities (or the securities index) underlying the contract. In certain circumstances, however, such as during periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment. Initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily in a process known as "marking to market." If the market value of the futures contract has changed, the Fund will be required to make or will be entitled to receive a payment in cash or specified high quality debt securities in an amount equal to any decline or increase in the value of the futures contract. These additional deposits or credits are calculated and required on a daily basis and are known as "variation margin."

     There may be an imperfect correlation between movements in prices of the futures contract the Fund purchases or sells and the portfolio securities being hedged. In addition, the ordinary market price relationships between securities and related futures contracts may be subject to periodic distortions. Specifically, temporary price distortions could result if, among other things, participants in the futures market elect to close out their contracts through offsetting transactions rather than meet variation margin requirements, investors in futures contracts decide to make or take delivery of underlying securities rather than engage in closing transactions or if, because of the comparatively lower margin requirements in the futures market than in the securities market, speculators increase their participation in the futures market. Because price distortions may occur in the futures market and because movements in the prices of securities may not correlate precisely with movements in the prices of futures contracts, even if VFM correctly forecasts market trends the Fund's hedging strategy may not be successful. If this should occur, the Fund could lose money on the futures contracts and also on the value of its portfolio securities.

     Although the Fund believes that the use of futures contracts and options thereon will benefit it, if VFM's judgment about the general direction of securities prices or interest rates is incorrect, the Fund's overall performance may be poorer than if it had not entered into futures contracts or purchased or sold options thereon. For example, if the Fund seeks to hedge against the possibility of an increase in interest rates, which generally would adversely affect the price of fixed-income securities held in its portfolio, and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its assets which it has hedged due to the decrease in interest rates because it will have offsetting losses in its futures positions. In addition, particularly in such situations, the Fund may have to sell assets from its portfolio to meet daily margin requirements at a time when it may be disadvantageous to do so.

     OPTIONS ON SECURITIES. The Fund may purchase and sell (write) options on securities, which options may be either exchange-listed or over-the-counter options. The Fund may write call options only if the call option is "covered." A call option written by the Fund is covered if the Fund owns the securities underlying the option or has a contractual right to acquire them or owns securities which are acceptable for escrow purposes. The Fund may write put options only if the put option is "secured." A put option written by the Fund is secured if the Fund, which is obligated as a writer of a put option, invests an amount, not less than the exercise price of a put option, in eligible securities.

     The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option; the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price which will usually exceed the then market value of the underlying security.

     The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

     Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

     The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

     An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options,
(ii) restrictions may be imposed by a national securities exchange ("Exchange") on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange, (v) the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the Options Clearing
Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

     The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

     The Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

     The Fund may purchase and sell options that are exchange-traded or that are traded over-the-counter ("OTC options"). Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty with no clearing organization guarantee. Thus, when the Fund purchases OTC options, it must rely on the dealer from which it purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction.

     Although the Fund will enter into OTC options only with dealers that agree to enter into, and which are expected to be capable of entering into, closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until the Fund is able to effect a closing purchase transaction in a covered OTC call option the Fund has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. This may impair the Fund's ability to sell a portfolio security at a time when such a sale might be advantageous. In the event of insolvency of the counterparty, the Fund may be unable to liquidate an OTC option. In the case of options written by the Fund, the inability to enter into a closing purchase transaction may result in material losses to the Fund.

     REGULATORY RESTRICTIONS. To the extent required to comply with applicable SEC releases and staff positions, when entering into futures contracts or certain option transactions, such as writing a put option, the Fund will maintain, in a segregated account, cash or liquid high-grade securities equal to the value of such contracts. Compliance with such segregation requirements may restrict the Funds' ability to invest in intermediate- and long-term Municipal Obligations.

     The Fund intends to comply with CFTC regulations and avoid "commodity pool operator" status. These regulations require that futures and options positions be used (a) for "bona fide hedging purposes" (as defined in the regulations) or
(b) for other purposes so long as aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of the liquidation value of the Fund's portfolio. The Fund currently does not intend to engage in transactions in futures contracts or options thereon for speculation.

     ACCOUNTING CONSIDERATIONS. When the Fund writes an option, an amount equal to the premium received by it is included in the Fund's Statement of Assets and Liabilities as a liability. The amount of the liability subsequently is marked to market to reflect the current market value of the option written. When the Fund purchases an option, the premium paid by the Fund is recorded as an asset and subsequently is adjusted to the current market value of the option.

     In the case of a regulated futures contract purchased or sold by the Fund, an amount equal to the initial margin deposit is recorded as an asset. The amount of the asset subsequently is adjusted to reflected changes in the amount of the deposit as well as changes in the value of the contract.